Engineering, Procurement and Construction Contract

Between

QUAKER CHEMICAL CORPORATION

- and -

FMC TECHNOLOGIES, INC.

Effective Date: May 14, 2008

EPC Contract

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ADDENDA

Appendix A – Scope of Work
Appendix B – Compensation
Appendix C – Work Site
Appendix D – Warranty Items Procedure
Appendix E – Liquidated Damages
Appendix F – Incentive Fee
Appendix G – Forms
Appendix H – Dispute Resolution Procedure

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Appendix 1 – Key personnel

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EPC Contract

Engineering, Procurement and Construction Contract

This Contract is made effective this 14th day of May, 2008

Between

QUAKER CHEMICAL CORPORATION

- and -

FMC TECHNOLOGIES, INC.

Introduction:

A. The Contractor has agreed to perform the Work for the Owner as set out in this Contract, on the terms and conditions set forth in this Contract;

IN CONSIDERATION of the mutual covenants and conditions contained herein, the parties agree as follows:

ARTICLE 1 - Definitions and Appendices

1.1	The following terms, wherever capitalized and italicized in the Contract, or in any document produced pursuant to the terms of the Contract, shall have the following meanings:

(a)	Appendix or Appendices, as the case may be, means one or more of the schedules attached to and incorporated in this Contract as set forth in Section 1.2;

(b)	As-Built Drawings means the controlled and complete set of documents upon which the Contractor records each and every instance of differences between the Work as executed and the Work as designed and depicted in the documents issued by the Contractor for Construction Work;

(c)	Change means any change in, addition to, or deletion from the Scope of Work, Owner’s Specified Materials, the Milestones, or the Contract Time that is effected by a Change Directive, Change Order or Change Quotation that has been approved in writing by Owner;

(d)	Change Directive means a written instruction from the Owner directing a Change;

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(e)	Change Order means a written order signed by both the Contractor and the Owner authorizing a Change;

(f)	Change Quotation means a written quotation from the Contractor for an adjustment in the Contract Time, Milestones or the Compensation, or both;

(g)	Commencement Date means the date that the Work is to commence, which is May 14, 2008;

(h)	Commissioning after Functional Completion means those commissioning duties of the Owner and of the Contractor that shall take place after Functional Completion and which are described in the Scope of Work and allocated to either the Owner or the Contractor;

(i)	Commissioning before Functional Completion means those commissioning duties of the Owner and of the Contractor that shall take place before Functional Completion and which are described in the Scope of Work and allocated to either the Owner or the Contractor;

(j)	Compensation means the compensation which the Owner shall pay for performance of the Work in accordance with Appendix B – Compensation;

(k)	Confidential Information means all information relating to the Work and any process or technology relating thereto, and information relating to the nature of the Contractor’s and the Owner’s business and affairs, which either party directly or indirectly receives or acquires (or previously received or acquired) from the other party, or the other party’s representative, either in writing or verbally, including information in the Contract, or through observation of the Owner’s Site, the Work Site, the Work or work performed by Other Contractors, except information falling into any one or more of the following categories:

(i)	information which the disclosing party can show was in its possession on a non-confidential basis before receipt or acquisition of the information from the other party;

(ii)	information which is lawfully in the public domain at the time of the disclosing party’s receipt or acquisition of the information from the other party, other than from the Scope of Work or through the process of proposal calls or performing the Work;

(iii)	information which, after the disclosing party’s receipt or acquisition of the information from the other party, becomes part of the public domain through no act of the disclosing party or of any third party under an obligation of confidence with respect to such information, but only after such information becomes part of the public domain; or

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(iv)	information which, after receipt or acquisition of the information from the other party, is lawfully obtained by the disclosing party from a third party, but only after such information is so received or acquired, and provided such third party is under no obligation of confidence with respect to such information.

(l)	Construction Work means delivery, fabrication, assembly, construction, testing, commissioning and correction, including professional and technical personnel, labor, supervision, administration, materials, transportation, supplies, tools, equipment, and such other work and materials necessary to be performed or supplied to meet the requirements of the Contract, including any work which is not expressly described in the Contract but which is nevertheless necessary for the proper execution of the Work, but does not include Engineering Services or Procurement Services;

(m)	Contemplated Change Notice means a written notice from the Owner advising the Contractor that the Owner is contemplating a Change;

(n)	Contract means:

(i)	this Engineering, Procurement and Construction Contract;

(ii)	Change Orders;

(iii)	Execution Plan; and

(iv)	other documents which come into existence and are incorporated into the Contract pursuant to the terms of this Contract;

(o)	Contract Time means the period of time from the Commencement Date to the Scheduled Functional Completion Date;

(p)	Contractor means FMC Technologies, Inc.;

(q)	Contractor’s Representative means that person identified as such in Section 48.2, or an approved replacement;

(r)	Deficiency means any portion of the Work that has not been performed in accordance with the Scope of Work, the Contract or the Law;

(s)	Engineering Services means those services described in the Scope of Work and provided by the Contractor for the design, planning and engineering of the Project, but does not include Construction Work or Procurement Services;

(t)

Event of Force Majeure means any occurrence, other than the financial capability of a party or an event constituting a delay under Article 32 - Delays or Article 33 - Delays not Caused by the Contractor, which prevents or delays a party

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from performing its obligations under the Contract (except an obligation to pay any amount) within the time required for the performance of such obligation and which is beyond the control and without the fault or negligence of the party relying on such occurrence, and which by the exercise of reasonable diligence that party could not, at the time the Contract was executed, have reasonably contemplated happening and which at the time of such occurrence, is beyond the reasonable control of the party required by the Contract to perform such obligation and such party is unable to reasonably prevent or provide against such occurrence. In no event shall weather conditions be deemed to be an Event of Force Majeure unless such weather conditions are abnormal and exceed the normally expected inclement weather in the area of the Project based on a 15-year moving average of climate data maintained by the National Atmospheric and Oceanic Administration;

(u)	Execution Plan means the schedule developed by the Contractor and approved by the Owner for the Work in accordance with Section 4.2 and which shall be updated from time to time as may be required by the Owner and which shall include, but not be limited to:

(i)	the sequences and methods for the performance of the Work; and

(ii)	a detailed schedule with dates for the completion of Milestones;

(v)	Facilities means the physical works engineered, procured and constructed as a result of the Work being performed;

(w)	Final Completion Notice means that notice in the form contained in Appendix G – Forms issued by the Owner to the Contractor pursuant to Section 20.2 certifying completion and acceptance of the Work under the Contract;

(x)	Functional Completion means that date when the Work:

(i)	has passed the required Performance Tests that are stipulated in the Scope of Work to be performed before Functional Completion; and

(ii)	is certified by the Owner’s Representative pursuant to Article 19 as being complete or ready to be put into service, or being used for the purpose intended and a Functional Completion Certificate is issued; and

(iii)	only non-critical punch list items remain to be completed by the Contractor. Non-critical punch list items are items that do not measurably affect safety, protection of the environment, efficiency or quality.

(y)	Functional Completion Certificate means that notice, in the form attached hereto as Appendix G – Forms, issued by the Owner to the Contractor pursuant to Article 19, certifying achievement of Functional Completion of the Work and identifying the date that the Owner takes over the Work.

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(z)	Goods means any goods, supplies, materials or equipment required as part of the Work, or to perform the Work, and which are supplied or fabricated by the Contractor, but do not include Procured Goods;

(aa)	Hazardous Material means any substances which are hazardous to persons, animals, property or the environment and includes hazardous substances, hazardous waste, ozone depleting substances and dangerous goods, all as identified or defined under applicable law.

(bb)	Incentive Fee means that fee that shall be paid by the Owner to the Contractor, if applicable, and which is set out in Appendix F – Incentive Fee;

(cc)	Inspection and Test Plan means the plan for inspection and testing, which shall be prepared by either the Owner or the Contractor as specified in the Scope of Work;

(dd)	Key Personnel means the Contractor’s key personnel for the Work identified in Appendix I – Key Personnel , or if not determined before the execution of this Contract, identified in an organizational chart in accordance with Article 15 - Key Personnel and approved by the Owner;

(ee)	Law means the common law, the law of equity and all federal or state statutes or municipal by-laws and all regulations, orders, directives, permits and licenses thereunder, which apply to or otherwise affect the Work, the Owner or the Contractor with respect to the Work, or the property of the Owner or the Contractor, real or personal, including, but not limited to, all environmental, occupational, health and safety laws;

(ee*)	Leased Equipment means those items of equipment identified in Schedule 1 to Appendix B and which will leased by Owner. Owner will perform certain inspection and acceptance activities for the lessor of the equipment, but only in a role as the representative of the lessor.

(ff)	Liquidated Damages means those damages agreed by the parties to be a genuine pre-estimate of damages in the event the Performance Guarantees are not met or the Work is not completed in the Contract Time and which are set out in Appendix E– Liquidated Damages;

(gg)	Milestone or Milestones means, as the case may be, one or more milestones that the Contractor must meet as set forth in the Scope of Work;

(hh)	Other Contractors means the contractors, consultants, or engineers retained by the Owner, to perform any work or services at, or related to, the Owner’s Site, other than the Contractor;

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(ii)	Owner means the owner of the Project, Quaker Chemical Corporation;

(jj)	Owner’s Representative means that person identified as such in Section 48.1 which may include a consultant hired by the Owner, if so designated, or that person’s designated replacement;

(kk)	Scope of Work means the description of the scope, standards, design criteria, Performance Guarantees, Milestones and the schedule of work set out in Appendix A–Scope of Work, as amended by any Changes;

(ll)	Owner’s Site means the Owner’s land upon which the Work Site is located and which may have on it other projects by Other Contractors or existing facilities, activities or operations;

(mm)	Owner’s Specified Materials means those materials, goods, products, processes, and equipment specified in Section 3 of the Scope of Work to be used in, or to be incorporated into, the Work by the Contractor;

(nn)	Performance Guarantees means the performance guarantees set out in the Scope of Work;

(oo)	Performance Tests mean the performance tests set out in the Scope of Work for the purpose of determining achievement of the Performance Guarantees for the Work, and such other tests as may be agreed between the Owner and Contractor in order to compare actual performance of the Work with the Performance Guarantees;

(pp)	Intentionally omitted.

(qq)	Procured Goods means those goods, supplies, materials or equipment obtained by the Contractor for incorporation in, or to perform, the Construction Work, and procured by the Contractor as part of its Procurement Services;

(rr)	Procurement Services means the procurement of Procured Goods performed by the Contractor, for its own account, as stipulated in the Scope of Work;

(ss)	Project means the Middletown Plant Expansion Turnkey Project;

(tt)	Proprietary Information means all inventions, discoveries, improvements and technical information not in the public domain, which the Contractor, Subcontractors, or their respective employees or agents who are performing the Work, may conceive of, reduce to practice or develop during the Contract Time or within 12 months thereafter, as a result of Confidential Information;

(uu)	Records means the books, statements, records and accounts pertaining to the Contract and the performance of the Work, whether in paper or electronic form;

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(vv)	Safety Plan means the plan, as prepared by the Contractor and approved by the Owner, to be enforced by the Contractor with regard to all Work performed at the Work Site.;

(ww)	Scheduled Functional Completion Date means the date on which the Work is scheduled to achieve Functional Completion, which is 15 months after the Commencement Date;

(xx)	Subcontractors means any subcontractors, consultants, suppliers or vendors hired by the Contractor to perform any portion of the Work or supply any Goods;

(yy)	Suspended Work means any Work, or portion thereof, which the Owner has suspended pursuant to Article 34 - Suspension;

(zz)	System means any component system of the Work, or any part thereof as the context requires;

(aaa)	Warranty Item means any Deficiency that is identified after the Functional Completion Certificate is issued or is incorporated into the Functional Completion Certificate to be remedied after Functional Completion;

(bbb)	Warranty Period commences on the date of Functional Completion of the Work, and continues for 12 months from the date of Functional Completion as stated in the Functional Completion Certificate;

(ccc)	Work means all Engineering Services, project management, Procurement Services, Goods, Procured Goods, Construction Work and those duties allocated to the Contractor in the Commissioning before Functional Completion and Commissioning after Functional Completion, as may be necessary to fulfill the Scope of Work and includes anything that is ancillary or necessary by implication to fulfill the Scope of Work;

(ddd)	Work Day means any day, except for a Saturday, Sunday, a federal holiday or a holiday which is regularly observed in the construction industry in Middletown, Ohio, or defined as a holiday in a collective agreement pertaining to the Work Site; and

(eee)	Work Site means those lands where the Project is located and which are generally depicted on Appendix C.

1.2	The following schedules attached hereto shall form part of and are incorporated in this Contract:

(a)	Appendix A	– Scope of Work
(b)	Appendix B	– Compensation
(c)	Appendix C	– Work Site
(d)	Appendix D	– Warranty Items Procedure

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(e)	Appendix E	– Liquidated Damages
(f)	Appendix F	– Incentive Fee
(g)	Appendix G	– Forms
– Key Employee Confidentiality, Proprietary Information and Consent Agreement
– Change Order
– Functional Completion Notice
– Final Completion Notice
– Release and Certificate of Final Payment
– Statutory Declaration
(h)	Appendix H	– Dispute Resolution Procedure
(i)	Appendix I	– Key Personnel

ARTICLE 2 - Interpretation and Order of Precedence

2.1	Unless the context otherwise requires, words importing the singular shall include the plural and vice-versa and words importing gender shall include the masculine, feminine and neuter genders.

2.2	The headings and sub-headings of the Contract are used for convenience and ease of reference only and in no way define, limit, describe or interpret the scope or intent of the Contract.

2.3	If there is a conflict in the Contract, the order of precedence of documents, from highest to lowest, shall be:

(a)	this Engineering, Procurement and Construction Agreement, including the Appendices;

(b)	Change Orders;

2.4	The following shall, in all instances, apply:

(a)	for documents revised by either party and approved by the Owner, the latest revision shall govern;

(b)	figured dimensions on drawings shall govern, even though they may differ from scaled dimensions;

(c)	drawings of larger scale shall govern over those of smaller scale of the same date; and

(d)	specifications shall govern over drawings regardless of time.

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2.5	Wherever this Contract requires an action to be performed or an obligation to be undertaken, such action or obligation shall be performed in a reasonable manner by the party taking the action or fulfilling its obligation.

ARTICLE 3 - Scope of Work

3.1	The Scope of Work describes the scope of the Work.

3.2	The Scope of Work shall specify the requirements of the Safety Plan and identify the party, or parties, responsible for the development and implementation of the Safety Plan.

ARTICLE 4 - General Requirements of the Work

4.1	The scope of the Work includes correction of defects and deficiencies by the Contractor in accordance with the Contract.

4.2	Set forth in the Scope of Work is an Execution Plan for the performance of the Work required under the Contract. The Contractor shall control the progress of the Work to achieve compliance with the Execution Plan.

4.3	In the execution of the Work the Contractor shall comply with, and the completed Work shall comply with, the Law, including, without limitation, applicable building codes, technical standards, building construction and environmental regulations and the standards specified in the Contract.

4.4	References in the Contract to applicable codes, standards or regulations shall be understood to be references to the edition applicable on the date of the Contract, unless stated otherwise. If substantially changed or new applicable codes, standards or regulations come into force after the date of the Contract, the Contractor shall submit a Change Quotation for compliance to those new codes, standards or regulations to the Owner’s Representative. Any Change in the Work, the Contract Time or the Compensation as a result shall be dealt with under Article 13 - Changes.

4.5	The Contractor accepts the Owner’s Site, the Work Site and the obligation to perform the Work in the condition existing at the effective date of this Contract and acknowledges that it has investigated and satisfied itself as to:

(a)	the nature of the Work;

(b)	the location of and all conditions relating to the Owner’s Site and the Work Site, including, but not limited to, accessibility, general character, surface conditions, utilities, roads, uncertainties of seasonal weather and all other physical, topographical and geographical conditions but excluding subsurface or other physical conditions not disclosed by the Owner or specified in the Scope of Work;

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(c)	environmental risks resulting from the Work, Law and restrictions applicable to the Contractor or the Work that may affect the Work; and

(d)	the magnitude of the Work.

4.6	The Contractor accepts the obligation to perform the Work in accordance with the terms of this Contract for the Compensation and within the Contract Time, and acknowledges that it has investigated and accepts:

(a)	the character, quality, quantity and availability of equipment and materials required to execute and complete the Work for the Compensation and within the Contract Time; and

(b)	all conditions affecting labor, including, without limitation, availability, productivity and administrative practices, including those relating to safety, prevailing at or applicable to the Work.

4.7	To the extent diligent and reasonable inquiry would lead to discovery, failure by the Contractor to discover matters which affect, or could affect, the Work shall not relieve the Contractor from its obligations under the Contract or otherwise affect the Contract Time or the Compensation.

4.8	The Owner reserves the right to award separate contracts to Other Contractors for work to be performed at the Work Site and to perform work with its own forces at the Work Site. In such event, the Contractor shall co-ordinate and schedule the Work with the work of the Other Contractors and the Owner’s own forces, and the Contractor shall share access to and use of the Work Site to accommodate the work of Other Contractors. If work performed by Other Contractors or Owner’s own forces as directed by the Owner materially interferes with the Work performed by the Contractor, the Contractor may issue a Change Quotation in accordance with Section 13.7.

4.9	The Contractor shall co-operate fully with the Owner, Other Contractors and all other parties with whom the Contractor or Owner may be involved during the performance of the Work. The Contractor shall supervise its employees and Subcontractors and inspect their work to ensure that the Work conforms in each and every respect to the Scope of Work and in accordance with Section 10.1.

4.10	Approval of the Engineering Services, acceptance of any part of the Goods, Procured Goods or the Construction Work by the Owner, or payment to the Contractor, or any one or more of them, shall not relieve the Contractor from its responsibilities under the Contract, whether pursuant to any of the warranties or guarantees herein, or otherwise.

4.11	The Contractor shall provide the Owner with written reports detailing the status of the Work and all issues relating to the Work, promptly upon the reasonable request of the Owner, and shall attend meetings as required by the Contract, or as otherwise requested by the Owner’s Representative.

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4.12	The Contractor shall have those responsibilities for managing the Work as stipulated in the Scope of Work or elsewhere in this Contract, including, but not limited to:

(a)	cost monitoring, scheduling and reporting to the Owner;

(b)	scheduling the Work and monitoring and reporting on the progress of the Work relative to the Milestones to the Owner;

(c)	coordination, scheduling and supervision of Subcontractors;

(d)	coordination and management of transportation and related services for the Work;

(e)	management of the Work to ensure the Work is performed in an efficient and coordinated manner; and

(f)	preparation of reports and attendance at meetings with the Owner.

4.13	The Contractor shall ensure that no activities or actions are undertaken in the performance of the Work, or otherwise by the Contractor, which would adversely affect, restrict or limit in any way the continued operation of the Owner’s facilities which are in operation, unless required to perform the Work, done in accordance with the Execution Plan, authorized in writing by the Owner’s Representative.

4.14	In the performance of the Work, the Contractor shall give due consideration to the interest and property of others wherever involved, and shall carry out and perform the Work in a reasonable manner which shall cause the minimum of inconvenience, injury, and damage to others.

4.15	The Owner shall provide and the Contractor shall abide by all documents provided by the Owner relating to the Owner’s Site, including, but not limited to, any special restrictions and conditions contained in any easement, regulatory board order, crossing agreement, or other permit relating to the Work Site.

4.16	Each of the parties shall promptly and fully inform each other of any errors, omissions or inconsistencies in the Contract, defects or deficiencies in the Work and of any inconsistencies between the Contract and the Law, of which they become aware. The Contractor shall exercise reasonable care and diligence to prevent any actions or conditions which could result in any such inconsistencies, defect or deficiencies. . If the Contractor discovers any inconsistencies in the Contract, or between the Contract and the Law, or discovers any defects or deficiencies in the Work, and proceeds without resolution with the Owner, the Contractor shall proceed at the Contractor’s own risk and expense and waives all rights to claim against the Owner for the same.

4.17	All documents and drawings prepared as part of the Work shall be in English.

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ARTICLE 5 - Engineering Services

5.1	The Contractor shall perform the Engineering Services and be responsible for the design and engineering necessary to execute the Work. The Engineering Services shall be prepared under the supervision of the Contractor’s engineers. The Contractor’s responsibilities in this section 5.1 shall not apply to the selection of the sizes and/or quantities of the materials designated in the Scope of Work as Owner’s Specified Materials or the conceptual design of the Project as shown on Attachment 7.1 to the Scope of Work.

5.2	The engineers referred to in Section 5.1 shall be available to meet with the Owner’s Representative at all reasonable times during the Contract Time and Warranty Period.

5.3	The Owner shall have the right of inspection and review of the design drawings and specifications at all reasonable times. No inspection, or failure to inspect, by the Owner shall relieve the Contractor of the Contractor’s obligations under the Contract. The Contractor shall provide to the Owner for Owner’s written approval design documents sufficient to establish the size, quality and character of the Project; its architectural, structural, mechanical and electrical systems; and the materials and such other elements of the Project to the extent required by the Scope of Work. Deviations, if any, from the Scope of Work shall be expressly disclosed in writing by the Contractor to the Owner. Upon the Owner’s written approval of the design documents submitted by the Contractor, the Contractor shall provide construction documents for review and written approval by the Owner (the “Construction Documents”). The Construction Documents shall set forth in detail the requirements for construction of the Project. The Construction Documents shall include plans, drawings and specifications that establish the quality levels of materials and systems required. Deviations, if any, from the Scope of Work or the previously approved design documents shall be expressly disclosed in writing by the Contractor to the Owner. Construction Documents may include drawings, specifications, and other documents and electronic data setting forth in detail the requirements for construction of the Work. Upon completion and approval by Owner, the Construction Documents shall be deemed to be part of the Scope of Work.

5.4	Prior to commencement of the Performance Tests, the Contractor shall prepare, and submit to the Owner’s Representative, operation and maintenance manuals in accordance with the Scope of Work. The Work shall not be considered to be completed for the purposes of achieving Functional Completion until such operation and maintenance manuals have been submitted to the Owner’s Representative.

5.5	The Contractor shall:

(a)	prepare, and keep up-to-date, the As-Built Drawings;

(b)	record the exact locations of each of these differences, sizes and details of the Construction Work as executed, with cross-references to relevant specifications and other requirements on the As-Built Drawings

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(c)	keep the As-Built Drawings on the Work Site;

(d)	during the Contract Time, provide the Owner with access to the As-Built Drawings; and

(e)	upon completion of the Work, submit the As-Built Drawings and copies (including paper and electronic versions) to the Owner’s Representative in accordance with the Scope of Work.

5.6	The preparation and delivery to Owner of As-Built Drawings shall not relieve Contractor of responsibility for any differences or deviations between the Work as constructed and the requirements of the Scope of Work, the Construction Documents and the plans and specifications that have not been accepted and approved in writing by Owner.

ARTICLE 6 - Owner’s Specified Materials

6.1	Where the Scope of Work directs the Contractor to use the Owner’s Specified Materials, the Contractor shall review the Owner’s Specified Materials to determine whether such materials are acceptable to meet the Engineering Services and Construction Work and can be made available for procurement without interfering with the achievement of the Milestones.

6.2	If the Contractor determines that the Owner’s Specified Materials are acceptable for the Work, then the Owner’s Specified Materials shall be used and incorporated in the Work in the same manner as those materials and pieces of equipment proposed by the Contractor and the Contractor shall take responsibility for the Owner’s Specified Materials and all warranty provisions that apply thereto; or

6.3	If the Contractor determines that the Owner’s Specified Materials are not acceptable for the Work, then the Contractor shall give notice to the Owner that the Owner’s Specified Materials are not suitable for the Work, which notice will provide details of the reasons why the Owner’s Specified Materials are not acceptable for use or incorporation into the Work.

6.4	Where the Contractor has provided notice to the Owner that the Owner’s Specified Materials are not acceptable for the Work, the Owner shall promptly notify the Contractor of the Owner’s decision as to whether or not to include the Owner’s Specified Materials in the Work.

6.5	If the Owner chooses to direct the Contractor to use the Owner’s Specified Materials after the Contractor has notified the Owner that the Owner’s Specified Materials are not acceptable for the Work, then the Owner shall take full responsibility for the Owner’s Specified Materials, including any warranty claims and damages, including failure to achieve Functional Completion, that may occur from the use or incorporation of the Owner’s Specified Materials.

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ARTICLE 7 - Procurement Services

7.1	As specified in the Scope of Work, the Contractor shall perform the Procurement Services.

7.2	Where specified in the Scope of Work, the Contractor shall provide Procurement Services using such selected vendor lists specified in the Scope of Work.

7.3	Payment of invoices for Procured Goods shall be made by the Contractor to its suppliers in accordance with the terms established between the Contractor and his suppliers. Payment on account of Procured Goods to be made by the Owner to the Contractor shall be made when the Procured Goods are delivered and suitably stored at the Work Site for subsequent incorporation in the Work, in accordance with Appendix B.

ARTICLE 8 - Construction Work

8.1	The Contractor shall perform the Construction Work in accordance with the Construction Documents and the Contract.

8.2	Except for those materials, services and equipment to be provided by the Owner and described in Appendix A–Scope of Work, the Contractor shall supply or cause to be supplied all services, equipment and materials required for the proper execution and completion of the Construction Work.

8.3	The Contractor shall take full responsibility for the adequacy, stability and safety of the Work and the Work Site operations under its control, of all methods of construction and of all of the Construction Work, unless the Contractor has received written instructions from the Owner’s Representative absolving the Contractor of responsibility.

ARTICLE 9 - Commissioning

9.1	The duties of the Owner and of the Contractor in relation to Commissioning before Functional Completion and Commissioning after Functional Completion, together with the Milestones to be reached for commissioning, are as set out in the Scope of Work.

ARTICLE 10 - Contractor’s Obligations and Representations

10.1	The Contractor shall:

(a)	perform the Work in a professional, efficient and workmanlike manner, using only qualified, skilful and careful workers, in strict accordance with the Contract and in accordance with sound and currently accepted design, engineering, procurement, construction and commissioning practices normally employed in industrial construction similar to the Work;

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(b)	perform the Work in a safe and environmentally sound manner and in compliance with the Law;

(c)	ensure that the title to any and all Goods and Procured Goods shall, upon transfer of title to the Owner, be free from any and all claims, liens, charges, encumbrances or security interests of any kind whatsoever;

(d)	ensure equipment and materials furnished, manufactured or fabricated by the Contractor, or its Subcontractors, for incorporation into the Work, shall:

(i)	meet the specifications in the Contract, if so specified, and if not specified then be of the quality best suited for the required operating conditions and intended use and purpose of the materials and services; and

(ii)	shall be fit for the purpose for which the equipment and materials have been manufactured or fabricated;

(e)	perform the Work to meet the Scope of Work;

(f)	comply with the Contract, including, but not limited to, all time schedules and Milestones set out in, or called for by, the Contract or the Execution Plan; and

(g)	ensure the Work shall be fit for its intended purpose as specified in the Scope of Work and successfully completes all inspections and tests under Article 17 and all Performance Tests under Article 18.

(h)	strictly comply with the requirements of Chapters 4115 and 4582 of the Ohio Revised Code relative to prevailing wages including, without limitation the provisions of Revised Code Section 4582.37. Contractor shall ensure that all laborers and mechanics employed in connection with the Project are paid at the prevailing rates of wages of laborers and mechanics for the class of work called for by the Project, which wages shall be determined in accordance with the requirements of Chapter 4115 of the Ohio Revised Code for determination of prevailing wage rates. Contractor further acknowledges and understands that construction of the Project is deemed to be construction of a public improvement within the meaning of Revised Code Section 4115.03 and that, as a result, the Contractor shall and shall cause all Subcontractors working on the Project to comply with all applicable requirements of Revised Code Sections 4115.03 to 4115.16 and other Applicable Laws related thereto. Upon request from time to time by the Owner, the Contractor shall promptly deliver to the Owner evidence satisfactory to the Owner, that Contractor and all Subcontractors have complied with the foregoing requirement. Contractor agrees, at the request of the Owner, that the prevailing wage coordinator required pursuant to Chapter 4115 in respect of the Project shall be such person or entity as may hereafter be designated by the Butler County Port Authority to perform the duties of wage coordinator. The Contractor specifically represents and warrants and covenants that neither it, nor any Subcontractor has been or will be included on any list described in Revised Code Section 4115.133.

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10.2	The Contractor represents and warrants to the Owner that:

(a)	it has the experience, resources, personnel and capability to perform the Work;

(b)	it is duly incorporated and validly existing under the laws of the jurisdiction(s) of its incorporation and is registered to carry on business in the State of Ohio;

(c)	it has all required permits, licenses and authorizations necessary to carry on its business; and

(d)	the Contractor has the right to use, employ and incorporate in the Work those things or ideas to which the Contractor gives the Owner a license under Section 28.2.

ARTICLE 11 - Contract Time

11.1	Subject to any Change Order, the Contractor shall commence the Work on the Commencement Date and shall achieve Functional Completion of all of the Work by the Scheduled Functional Completion Date.

11.2	The Contractor shall, unless otherwise provided for in this Contract or altered by any Change Order, perform the Work in accordance with the Execution Plan.

11.3	If a party fails to meet its obligations set out in this Contract in a timely manner, the other party may raise the failure of a timely action as provided for in Appendix H – Dispute Resolution Procedure. Nothing in this Section 11.3 shall limit Owner’s right to receive Liquidated Damages as provided in Appendix E or Owner’s rights under Article 36.

ARTICLE 12 - Payment

12.1	As full and complete compensation for the Work, the Owner shall pay the Contractor the Compensation pursuant to the terms of Appendix B – Compensation which shall in no event exceed the Compensation payable in accordance with the Contract, as adjusted by any Change Order.

12.2	The Contractor shall prepare and submit invoices for all Work performed in accordance with Appendix B – Compensation.

ARTICLE 13 - Changes

13.1	The Owner shall have the right, at any time, to make a Change.

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13.2	When a Change is proposed by the Owner, then the Owner shall provide a Contemplated Change Notice to the Contractor describing the proposed Change.

13.3	The Contractor, upon receipt of a Contemplated Change Notice, shall within five (5) Work Days provide the Owner’s Representative with a Change Quotation which shall include a method of adjustment or an amount of adjustment to the Compensation, if any, and any adjustment in the Contract Time for the proposed Change.

13.4	Following receipt of a Change Quotation, the Owner shall within five (5) Work Days either agree to the adjustments in the Contract Time and the Compensation or to the method to be used to determine the adjustments, or give the Contractor notice that the Change Quotation is not acceptable.

13.5	If the Change Quotation is agreed to, then the Owner shall issue a Change Order recording the Change, which shall be signed by the Owner and the Contractor. The value of the Work performed as a result of a Change Order shall be included in invoices for payment given by the Contractor in accordance with the terms of payment in Appendix B – Compensation and shall identify those portions of the invoice charged for the Change Order.

13.6	If the Owner requests the Contractor to provide a Change Quotation and subsequently elects not to proceed with the Change, the Contractor shall be reimbursed in accordance with Appendix B – Compensation, or as otherwise agreed between the parties, for its reasonable costs incurred including design and engineering services, and the Owner shall issue a Change Order for these costs.

13.7	If, during the performance of the Work, the Contractor is of the reasonable opinion that any written instruction, interpretation, decision or direction from the Owner should have, but has not, resulted in a Contemplated Change Notice being issued, the Contractor shall give the Owner five (5) Work Days notice with a Change Quotation requesting an adjustment in Contract Time and the Compensation required. If the Contractor does not issue a Change Quotation within five (5) Work Days after the aforesaid instruction, interpretation, decision or direction is given by the Owner, then the Contractor shall have no claim for any claim against the Owner attributable to that instruction, interpretation, decision or direction.

13.8	If the Owner receives a Change Quotation from the Contractor pursuant to Section 13.7, the Owner shall promptly consider the Change Quotation and immediately issue a Change Order, within three (3) Working Days or advise the Contractor in writing that the Contractor’s request is denied or such Change Quotation shall be deemed denied. To the extent there is a dispute as to whether the Change Quotation is appropriate, such dispute shall be resolved in accordance with Appendix H – Dispute Resolution Procedure.

13.9	No modification, addition, deletion or other revision to the Scope of Work shall be binding on either party unless set out in a Change Order, or determined by Appendix H – Dispute Resolution Procedure.

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13.10	The Contractor shall include in its Change Quotation all costs and changes in Contract Time reasonably expected to result from a Change including any impact costs or costs of acceleration.

13.11	If the Contractor encounters actual subsurface or other concealed physical conditions at the Work Site which are materially different from any representations or written disclosures (including e-mails) of existing conditions made by Owner or described in the Scope of Work, then the Contractor shall provide notice to the Owner within 5 Work Days of encountering the conditions and shall allow the Owner the opportunity for inspection before the conditions are further disturbed. If the Contractor fails to provide such notice to the Owner within the specified time then the Contractor shall have no claim for any additional costs or delays attributable to such subsurface or concealed physical conditions.

13.12	The Owner shall promptly investigate the conditions described by the Contractor pursuant to Section 13.11 and if the actual conditions encountered by the Contractor at the Work Site differ materially from the conditions represented or disclosed in writing (including e-mails) by Owner or described in the Scope of Work so as to increase the cost to the Contractor or impact the Contract Time, then the Owner shall issue a Change Order to cover the increased cost and Contract Time.

ARTICLE 14 - Personnel

14.1	All communications between the Owner and the Contractor and all documents of whatever kind submitted to the Owner by the Contractor and its Subcontractors shall be in the English language. All of the Contractor’s and the Subcontractors’ personnel that deal with or communicate with the Owner shall be fluent in the English language. All training and supervision of the Owner’s operating personnel shall be in the English language.

14.2	The Contractor shall employ, or cause to be employed, only supervisory personnel who are appropriately qualified, trained and experienced in safety, efficiency and quality of work supervision.

14.3	At the Owner’s request, the Contractor shall reassign, replace or remove personnel who, in the Owner’s opinion, acting in good faith, negatively affect the efficiency, safety or Scheduled Functional Completion Date of the Work.

ARTICLE 15 - Key Personnel

15.1	If not agreed to before the execution of the Contract, the Contractor shall submit a proposed organizational chart for the Owner’s approval, as part of the Execution Plan. The organizational chart shall show the Key Personnel and other supervisory and staff personnel who shall be executing the Work, together with their respective job titles and contact information.

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15.2	The Owner shall identify any of the Key Personnel to which the Owner objects within 14 Work Days and if the Owner does not provide the Contractor with its objections to the Key Personnel, the Owner shall be deemed to have accepted the Key Personnel.

15.3	If the Owner objects to any of the Key Personnel in accordance with Section 15.2, then the Contractor will promptly prepare a new organizational chart identifying the Key Personnel for the Owner’s approval. This process shall be repeated until the Owner approves the Key Personnel.

15.4	Once the Owner has approved the organizational chart identifying the Key Personnel, the Contractor shall within five (5) Work Days arrange for each of the Key Personnel to complete and execute an agreement in the form of the Key Employee Confidentiality Proprietary Information and Consent Agreement, attached as part of Appendix G–Forms.

15.5	Subject to Section 15.6, the Contractor shall not, without the Owner’s consent, make any changes to the Key Personnel or an organizational chart that has been approved by the Owner.

15.6	If any Key Personnel leave the Contractor’s workforce, the Contractor shall forthwith replace such Key Personnel with personnel possessing those qualifications necessary for the proper performance of the functions to which assigned.

ARTICLE 16 - Subcontracts and Assignment

16.1	The Contractor has identified in the Scope of Work and in Appendix I its intention to subcontract the performance of specified portions of the Work and/or the supply of specified equipment and materials and the names of the intended Subcontractors or suppliers . The Owner may for reasonable cause, and acting in good faith, object to the use of a proposed Subcontractor and require the Contractor to obtain another Subcontractor. Any reviews or approvals by the Owner pursuant to the provisions of this Article or elsewhere in this Contract shall not release or relieve the Contractor of any of its obligations under this Contract or create any contractual relations between the Owner and any Subcontractor. The Contractor shall require any Subcontractor to agree to be bound by this Contract and to abide by the Scope of Work for safety and loss management.

16.2	Prior to the Commencement Date, the Contractor shall provide the Owner’s Representative with a list of the names and addresses of all Subcontractors and others who the Contractor proposes to perform any part of the Work. The Contractor shall provide the Owner’s Representative with any proposed changes to this list during the Contract Time.

16.3

The Contractor shall be fully responsible for any part of the Work performed by Subcontractors and for the acts or omissions of Subcontractors and all persons either directly or indirectly employed by them, to the same extent as the Contractor is for its

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own acts or omissions. Without in any way limiting the Contractor’s obligations pursuant to the provisions of this Article or elsewhere under this Contract, the Contractor shall secure compliance with and enforce, at its own expense, for the benefit of the Owner, each of the contracts concluded by the Contractor with Subcontractors.

16.4	This Contract shall inure to the benefit of and bind any successor in interest to a party to this Contract. This Contract may not be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, Contractor may assign this Contract to any successor in interest to that portion of Contractor’s business involved in the subject matter of this Contract, provided, however, that FMC Technologies, Inc. shall remain liable for all obligations of “Contractor” hereunder and shall not be released from such liability as a result of any such assignment.

16.5	The Owner shall not assign this Contract including all rights and obligations hereunder, at any time without the prior agreement of the Contractor, except for any collateral assignment required in connection with Owner’s financing of the Work.

16.6	The Contractor shall enforce the warranty obligations of its Subcontractors, and upon the request of the Owner, shall assign any warranty to the Owner. All contracts between the Contractor and its Subcontractors shall provide that warranties given by the Subcontractor shall be given to both the Contractor and the Owner and the warranties may be enforced by either the Contractor or the Owner.

16.7	The Contractor shall request and use its best efforts to obtain for the benefit of the Owner, the best warranties and guarantees that it is possible to secure from its Subcontractors without impact to cost and, as a minimum, shall obtain and provide to the Owner the warranties required by the Contract. The Contractor shall do all things and provide all assistance reasonably necessary to enable the Owner to enforce warranties and guarantees provided by its Subcontractors.

ARTICLE 17 - Inspection and Testing

17.1	The Inspection and Test Plan shall be prepared by the party specified in the Scope of Work as having responsibility for the preparation of it and shall be followed when any inspection or testing of the Work is performed.

17.2	At all times during the progress of the Work, the Owner shall have the right to inspect or witness any part of the Work.

17.3	The Contractor shall inspect and be solely responsible for the inspection of all workmanship, materials and equipment furnished by itself or its Subcontractors in respect of the Work, to ensure conformity in each and every respect to the Contract (including, without limitation, the Construction Documents) and the Law and to ensure that good and proper construction practices are followed and that the Work is performed in a safe and environmentally sound manner.

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17.4	If the Law requires testing of any part of the Work, the Contractor shall provide the Owner with sufficient advance notice of the arrangements for the test and shall thereafter conduct the test in compliance with Law.

17.5	The Contractor shall provide the Owner’s Representative with sufficient advance notice of its readiness for any test and the Owner shall then promptly witness the test. If the Owner fails to witness the test when scheduled, any re-testing required by the Owner shall constitute a Change.

17.6	If any portion of the Work is closed or covered by the Contractor without the Owner’s permission and before the Owner has been given the opportunity to perform or witness a required test, then, if required by the Owner, that portion of the Work shall be opened or uncovered for testing and re-closed or recovered, all at the Contractor’s expense and without increasing the Contract Time.

17.7	Any Work which must be tested shall not be considered ready for inspection by the Owner until the Contractor has satisfied itself and notified the Owner’s Representative, that, in the Contractor’s opinion, that portion of the Work can successfully pass the test.

17.8	Any inspection, testing or witnessing of any of the Work or tests by the Owner, or omission or failure on the part of the Owner to inspect or test any of the Work shall not be construed to be an acceptance of any such Work, or as relieving the Contractor of its responsibilities pursuant to the Contract or the Law.

17.9	The Contractor shall ensure that all tools, equipment, temporary facilities and other items used in accomplishing the Work, whether purchased, rented, manufactured or fabricated by, or under the direction of the Contractor, or otherwise provided by the Contractor or Subcontractors, are safe, environmentally sound and maintained in good condition, capable of performing their required functions. In the case of tools, meters and other devices which require calibration, the Contractor shall ensure that such calibration is performed on the frequency recommended by the manufacturer and in accordance with normal industry practice.

17.10	The Owner reserves the right to inspect all tools and equipment brought on to the Work Site at any time during the progress of the Work upon reasonable notice. The Owner’s Representative may require the Contractor to supply a qualified, independent engineering evaluation or certification that any item in question is suitable for its intended purpose, or to reject any item and require replacement with a proper and suitable item which is satisfactory to the Owner’s Representative and shall constitute a Change with cost to Owner. If any tool or item of equipment is determined via independent engineering evaluation or certification to be unsafe, environmentally unsound or incapable of doing the work for which it is intended, then the Contractor shall pay for the cost of the independent evaluation or certification and repair or replace it with a safe, environmentally sound and suitable tool or item of equipment at the Contractor’s expense.

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17.11	The Owner may, at any time during the progress of the Work, conduct additional inspections or tests on any part thereof (in addition to those specified in the Scope of Work), to determine whether the Work is in accordance with the Scope of Work. Such tests shall be at the sole expense of the Owner except as otherwise set forth in the Scope of Work. If such additional testing causes a delay in the Scheduled Functional Completion Date, Contractor shall submit to Owner a Change Quotation setting forth the proposed new Scheduled Functional Completion Date in accordance with Section 13.7.

17.12	The Contractor shall develop and provide to the Owner, for the Owner’s review and approval, an Inspection and Test Plan in time to allow the Owner to perform the inspections contemplated by this Article 17 – Inspection and Testing.

ARTICLE 18 - Performance Tests

18.1	If Performance Tests are specified in the Scope of Work, this Article shall apply.

18.2	Performance Tests may be stipulated in the Scope of Work to be performed before, after, or both before and after Functional Completion and shall be performed by that party specified in the Scope of Work.

18.3	Unless otherwise stipulated in the Scope of Work:

(a)	the Owner shall provide the necessary labor, materials, electricity, fuel, heat, chemicals, disposal of fluids and materials and water for the Performance Tests;

(b)	the Contractor shall carry out the Performance Tests in accordance with the manuals provided by the Contractor under Section 5.4; and

(c)	the Contractor shall provide such guidance as specified in the Scope of Work during the course of such Performance Tests.

18.4	When the Contractor considers that the Work, or any System, will pass the Performance Tests, the Contractor shall notify the Owner that the Contractor may perform the Performance Tests on, or to, the Work or a System.

18.5	If the Work or a System, or part thereof, passes one or more Performance Tests, the Owner shall promptly give notice acknowledging the success of the same to the Contractor. Such acknowledgement shall not be deemed to be an acceptance by Owner of the Work or System, or limit or relieve the Contractor of its obligation to achieve Functional Completion of the entirety of the Work in accordance with Article 19, the Scope of Work or any other provision of this Contract.

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18.6	If the Work or a System, or part thereof, fails one or more of the Performance Tests, then the Contractor shall:

(a)	prepare a report to the Owner, for the Owner’s approval, proposing the alterations the Contractor will make to the Work or System, or part thereof, to bring the Work or System to a condition which the Contractor considers will pass the Performance Tests; provided, however, that the Owner’s review and approval of any such proposed alterations shall not limit or relieve the Contractor of its obligation to bring the Work or System to a condition which actually passes the Performance Test;

(b)	redo or repair the Work or System, or part thereof, and repair any damage to the Work or System caused by the same in failing to meet the Performance Test, to make such Work or System, or part thereof, ready for a repeat and successful completion of the failed Performance Tests.

18.7	To the extent the Work or a System, or part thereof, fails to pass one or more Performance Tests solely as a result of actions or omissions by the Owner, the Owner shall promptly issue a Change Order providing a Change in the Contract Time or the Compensation, or both, as the case may be, to the Contractor for such Performance Tests and the Contractor shall proceed with its obligations relating to the Performance Tests as set out in the Scope of Work.

ARTICLE 19 - Functional Completion

19.1	Intentionally omitted.

19.2	The Contractor may apply by notice to the Owner’s Representative for a Functional Completion Certificate not earlier than 3 days before the Work will, in the Contractor’s reasonable opinion, be complete and ready for taking over by the Owner. Such notice shall include the Deficiencies which are acknowledged by the Contractor. In no event shall the Contractor make application for a Functional Completion Certificate until the Work has successfully passed or completed all applicable tests and inspections under the Inspection and Test Plan and any applicable Performance Tests.

19.3	After receipt of the Contractor’s application for a Functional Completion Certificate, the Owner’s Representative shall, within 3 days after the receipt of the same:

(a)	reject the application, giving reasons and specifying the work required to be done by the Contractor, which reasons shall specify (to the extent known to Owner) Category “A” Deficiencies, related to the Work, and which, if not remedied, will prevent the Owner from commissioning or starting-up the Facilities and thereafter being able to use the same in the manner contemplated, and the Category “B” Deficiencies, related to the Work, which will not prevent the Owner from commissioning or starting-up the Facilities; or

(b)

issue the Functional Completion Certificate to the Contractor, stating the date on which the Work was completed in accordance with the Contract, attaching a list (to the extent known to Owner) of Category “B” Deficiencies, related to the

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Work, and which if not remedied will not prevent the Owner from commissioning or starting-up the Facilities, and the Contractor shall cease to be liable for, and shall relinquish care, custody and control of, the Facilities from the date of the Functional Completion Certificate and responsibility shall pass to the Owner.

19.4	If the Owner reasonably determines that the Work does not meet Functional Completion, as set out in this Article 19 or the Scope of Work, the Owner shall provide a notice to the Contractor as specified in Section 19.3(a) and the Owner’s Representative may:

(a)	order further repetition of Performance Tests specified to be performed before Functional Completion in the Scope of Work, or other tests necessary to determine Functional Completion; or

(b)	issue a Functional Completion Certificate, in which case, if the Owner so requires, the Compensation shall then be reduced by such amount as may be agreed by the Owner and the Contractor (in full satisfaction of such failure only), and the Contractor shall then proceed in accordance with the Contractor’s other obligations under the Contract.

19.5	If the Owner’s Representative fails either to issue the Functional Completion Certificate or to reject the Contractor’s properly submitted application within the period of 3 days, the Functional Completion Certificate shall be deemed to have been issued on the date specified by the Contractor for Functional Completion in the notice in accordance with Section 19.2.

19.6	Where the Contractor’s application for a Functional Completion Certificate is rejected by the Owner in accordance with 19.3(a), the Contractor shall not re-apply for a Functional Completion Certificate under Section 19.2 until the Category “A” Deficiencies are remedied.

19.7	The Owner shall not use any part of the Work unless the Owner’s Representative has issued a Functional Completion Certificate for the Work, or a Functional Completion Certificate has been deemed to have been issued in accordance with Section 19.5.

19.8	If the Contractor is prevented from carrying out a Performance Test by a cause for which the Owner or one or more Other Contractors are responsible, the Contractor shall notify the Owner within 48 hours of such delay and if the Contractor is further prevented during the next 48 hours from doing so, the Owner shall issue a Change Order to compensate the Contractor for a change in Compensation or Contract Time, as may be applicable.

19.9	After a Functional Completion Certificate is issued, the Owner may continue to identify Deficiencies. Where Deficiencies are identified after issuance of a Functional Completion Certificate, the procedure for dealing with and resolving such Deficiencies shall be as set forth in Appendix D – Warranty Items Procedure.

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ARTICLE 20 - Final Completion

20.1	It is a condition precedent to the issuance of a Final Completion Notice that the Contractor satisfy each of the following requirements:

(a)	the Work has been fully completed in accordance with the terms and conditions of this Contract;

(b)	all Deficiencies with respect to the Work have been remedied to meet the requirements of the Contract;

(c)	all obligations of the Contractor to other parties in relation to the Work, for which the Owner could in any way be held responsible, have been fully satisfied; and

(d)	the Contractor has delivered to the Owner the following:

(i)	a statutory declaration in the form included in Appendix G–Forms and modified as required to include the following:

(a)	the amount of final sums payable;

(b)	the date the Contractor completed the Work, to evidence the expiration of the term for filing liens.

(ii)	any As-Built Drawings and operations manuals for which the Contractor is responsible;

(iii)	assignments of any warranties provided by manufacturers or suppliers of materials;

(iv)	a Release and Certificate of Final Payment, in the form provided in Appendix G–Forms, releasing all of the Contractor’s claims against the Work and the Owner arising under or by virtue of this Contract.

(v)	A final lien release from the Contractor and each Subcontractor and material supplier that performed any portion of the Work or supplied any Goods or Procured Goods in connection with the Work.

(vi)	a final certificate of occupancy for the Project and the Project has passed all other governmental inspections.

20.2	When conditions precedent set out in Section 20.1 have been met by the Contractor, the Owner shall issue to the Contractor a Final Completion Notice.

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ARTICLE 21 - Liquidated Damages

21.1	Liquidated Damages shall be paid by the Contractor to the Owner in accordance with Appendix E–Liquidated Damages.

ARTICLE 22 - Incentive Fee

22.1	The Incentive Fee shall be paid to the Contractor by the Owner in accordance with Appendix F–Incentive Fee.

ARTICLE 23 - Warranty

23.1	If a defect in the Facilities is discovered during the Warranty Period and if the Owner has notified the Contractor in writing of such Deficiency no later than 30 days after the expiry of the Warranty Period, the Contractor shall, at its own risk and expense remedy without delay, and in a manner substantially consistent with the original Work, cure such defect;

23.2	The Contractor further warrants any and all corrective actions it performs in respect of defects appearing during the Warranty Period for a period of up to the later of (i) the end of the original Warranty Period, or (ii) 6 months from completion of the remedial work.

23.3	The Contractor shall immediately advise the Owner’s Representative of any defects in workmanship, defects, errors, omissions or mistakes in the Work that it discovers or becomes aware of during the Contract Time or the Warranty Period.

23.4	The Contractor shall perform its warranty obligations set forth in this Article 23 - Warranty in a manner that keeps disruptions to the Owner’s continued operations at a minimum.

23.5	Neither acceptance of the Work by the Owner, nor payment for performance of the Work, shall relieve the Contractor from any responsibility for defects in the Work.

23.6	The sole remedy for breach of this warranty is the repair or replacement, at the option of Contractor of the defective Work, including, without limitation, labor to remove and/or reinstall the Work.

23.7	Goods which have been subjected to abuse or other improper use will not be entitled to the benefits of any warranty by Contractor.

23.8	EXCEPT AS EXPRESSLY SET FORTH IN THIS CONTRACT (INCLUDING, WITHOUT LIMITATION, CONTRACTOR’S OBLIGATIONS UNDER SECTION 10.1(d)(ii) ABOVE, THERE ARE NO OTHER WARRANTIES, STATUTORY, AT LAW, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE, WHICH EXTEND BEYOND THE FACE OF THIS AGREEMENT.

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ARTICLE 24 - Compliance with Law

24.1	The Contractor shall act in accordance with the Law and with a view to the timely and cost effective completion of the Work in accordance with the Milestones.

24.2	Where there is a change in the Law after the effective date of this Contract, the Contractor shall be responsible for ensuring that the Work complies with the Law, but any time or cost associated with such change shall be to the account of the Owner. If the Contractor considers such change to be a Change, the Contractor may make a claim for such Change under Section 13.7.

24.3	The Contractor shall comply with and shall ensure that its employees and agents comply with and shall contractually require its Subcontractors and their respective employees and agents to comply with all applicable Law in connection with the Work.

24.4	The Contractor shall obtain from governmental authorities or other third parties, and pay for, those licenses, permits and approvals required by the Law and the Contract to perform the Work, except those licenses, permits and approvals required with respect to the land-use aspects of the Work to be performed on the Work Site, and except for any licenses, permits and approvals required by the Contract to be obtained by the Owner as stipulated in Appendix A – Scope of Work.

ARTICLE 25 - Safety and Loss Management

25.1	The Owner and the Contractor are committed to safety and the application of loss management principles in the conduct of their business. The parties recognize that excellence in safety and loss management can only be achieved through the active participation of everyone, including Subcontractors and their respective employees, consultants and agents.

25.2	The Contractor shall have the highest regard for safety, emergency procedures and loss management at all times during the performance of the Work. Accordingly, the Contractor shall at all times be responsible for safety and loss management in the performance of the Work, including, but not limited to, protecting the employees of the Owner, the Contractor, Other Contractors, Subcontractors, visitors to the Work Site and the general public from injury or death and protecting the Work Site, the Owner’s property and the property of third parties from loss or damage. Without limiting the generality of the foregoing, the Contractor shall comply with all safety requirements specified in the Contract.

25.3	The Contractor shall comply with the Safety Plan.

25.4	All employees of the Contractor and Subcontractors and all Work Site visitors must successfully complete any of the Owner’s safety orientation courses and other similar courses stipulated in the Scope of Work before being allowed access to the Work Site, and it shall be the Contractor’s responsibility to ensure that they have done so.

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25.5	For all Work performed on the Work Site, the Contractor shall have an alcohol and drug policy that is reasonably acceptable to Owner.

ARTICLE 26 - Work Area and Clean Up

26.1	The Contractor shall be responsible for keeping all its working and storage areas clean, orderly and secure.

26.2	The Owner is not responsible for theft, loss or damage to the Contractor’s tools, equipment or materials howsoever caused.

26.3	The Contractor shall not, and shall ensure that its Subcontractors do not, use, transport, or store Hazardous Material at the Work Site except with the prior approval of the Owner’s Representative. All Hazardous Material used, transported or stored shall be dealt with in accordance with, and the Contractor shall comply with, the Law and the Contract.

26.4	During the performance of the Work, the Contractor shall comply fully with the Contract and the Owner’s safety and emergency guidelines and publications regarding clean up. The Contractor shall clean up, remove and dispose of all surplus materials, containers, trash and debris resulting from the Work. Upon completion of the Work, or earlier termination of the Contract, the Contractor shall promptly clean up and remove all equipment, tools and surplus materials from the Work Site as reasonably specified by the Owner and shall leave the Work Site clean and ready for the Owner’s use and occupancy.

ARTICLE 27 - Title and Responsibility

27.1	Except for any proprietary processes of the Contractor listed in Appendix A - Scope of Work, all of the Work shall belong to the Owner, and accordingly the Contractor shall have no proprietary right or interest in the Work. The Contractor shall not use, copy or disclose any of the Scope of Work or the Work for any purpose other than performing the Work. Subject to the foregoing, the Contractor may retain for its own records a copy of the plans and specifications.

27.2	Notwithstanding Section 27.1, where a technology, process or work method belongs to, or is developed by the Contractor or Subcontractor and is not the result of Confidential Information provided by the Owner, the proprietary rights to that technology, process or work method shall remain with the Contractor or Subcontractor. Where proprietary rights remain with a party other than the Owner, then the Owner and its assignees shall, and are hereby granted, the right and irrevocable license without charge to have, retain and use information in respect thereof, for the purpose of the Work and the operation, repair, maintenance, re-building or renovation of the Work or any portion thereof.

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27.3	Notwithstanding Section 27.1, or any other provision of the Contract, the Contractor shall be responsible for possession of the Engineering Services until received by the Owner. If the Engineering Services, or any part thereof is lost, damaged or destroyed prior to receipt by the Owner, then the Engineering Services, or portion thereof, as applicable, shall be promptly redone and replaced by the Contractor, at its expense, unless the loss, damage, or destruction was caused by the Owner or persons for whom in Law it is responsible.

27.4	Subject to the Owner’s rights under Section 16.5, the Owner agrees that it shall not:

(a)	sell to third parties the Engineering Services, except as part of the sale of the Project;

(b)	distribute the Engineering Services, to third parties except for the purpose of operating, maintaining, repairing or replacing, re-building or renovating the Owner’s property encompassing or relating to the Work, or, for the purpose of performing other work directly related to the Work, or for building other facilities, plants or structures of a similar nature or purpose.

27.5	The title to all Work completed or in the course of construction at the Work Site and all Goods, except tools and equipment owned or rented by the Contractor or Subcontractors and not intended to be incorporated into the Work, shall become the property of the Owner upon payment by the Owner on account thereof.

27.6	Notwithstanding the provisions of Section 27.5, until the Owner has issued a Final Completion Notice , the Contractor shall retain all risk (including loss, theft, damage or destruction), but subject to the application of any insurance proceeds maintained by Owner or Contractor on account of any such risk, with respect to and be responsible for:

(a)	all items supplied by the Contractor or its Subcontractors which are to be incorporated into the Work or used in performance of the Work;

(b)	all items supplied by the Owner to the Contractor for incorporation into the Work or for use in performing the Work;

(c)	all temporary structures or facilities used in the performance of the Work; and

(d)	any Work completed or in progress.

27.7	No materials, supplies or equipment incorporated into the Work shall be subject to any general security agreement, chattel mortgage, financing contract or other agreement by which an interest therein is retained by the seller, or any other party.

ARTICLE 28 - Patents and Licenses

28.1

The Contractor shall indemnify and save the Owner harmless from all claims costs and demands, including legal fees, arising out of any suits, claims or demands for patent, trademark, copyright or industrial design infringement pertaining to any

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equipment, machinery, materials, compositions, processes, methods or designs supplied by the Contractor, or its Subcontractors , in the performance of the Work. The Contractor shall pay all royalties and license fees pertaining to any equipment, machinery, materials, compositions, processes, methods or designs supplied by the Contractor, or its Subcontractors , in the performance of the Work.

28.2	The Contractor shall own all right, title and interest in any Project Intellectual Property (as hereinafter defined) that relates to products or services manufactured or provided by the Contractor The Contractor hereby grants to the Owner an irrevocable, worldwide, non-exclusive license to use any Project Intellectual Property owned by the Contractor, solely for the purpose of the operation and maintenance but not the manufacture of any equipment provided to the Owner by the Contractor under this Contract. Where software is embedded or accompanies the systems delivered in the Work, a non-exclusive license is granted to the Owner to govern the access to and use of such software for the limited purpose of operating or using the Work. “Project Intellectual Property” shall mean all Intellectual Property, including, without limitation, proprietary technical, engineering, and business information, reports, studies, analysis, models, or other similar data and documents that are developed in the performance of any Work under this Contract by Contractor or its employees, agents or contractors.

28.3	The rights granted to the Owner by the Contractor under Section 28.2 shall be assignable by the Owner to any party to whom the Owner may transfer all or part of title to the Work or the Project.

28.4	The Owner shall be entitled, at its own expense, to participate in or conduct the defense of any claim with respect to which it is entitled to indemnity under Section 28.1

ARTICLE 29 - Confidential Information and Publicity

29.1	Each party shall keep all Confidential Information in confidence and shall not disclose it to others without the prior approval of the other party. The Contractor shall not use the Confidential Information, except in performance of the Work.

29.2	Notwithstanding Section 29.1, the Contractor may disclose Confidential Information to those of its employees, Subcontractors and their respective employees to whom disclosure is required in order for the Contractor to perform the Work, provided the Contractor shall ensure that its employees and agents comply with, and shall contractually require its Subcontractors and their respective employees and agents to comply with Section 29.1.

29.3	The Contractor shall not disclose any of the Scope of Work or the Work to others without the prior approval of the Owner’s Representative, except as necessary to perform the Work.

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29.4	Notwithstanding Section 29.1 or Section 29.3, Confidential Information may be disclosed by a party if that party is required to disclose the Confidential Information as a result of an arbitrator appointed under Appendix H - Dispute Resolution Procedure or an order of a court of competent jurisdiction. If disclosure is required by an arbitrator or an order of a court, the disclosing party shall provide the other party with immediate notice of such arbitration or court order and shall only disclose the minimum amount of Confidential Information to comply with the arbitration or court order. In addition, notwithstanding anything herein to the contrary, it is acknowledged that Owner is a publicly traded company; consequently, Owner shall have the absolute and unbridled right to disclose any information regarding the transaction contemplated by this Contract required by law to satisfy disclosure and reporting obligations of Owner or its affiliates

29.5	The Contractor shall not use the Owner’s name, or the names of any of its affiliates and the registered or unregistered trademarks of the Owner or its affiliates in any slogans or otherwise in any advertising or promotional materials or publicity releases, and shall not take, permit to be taken or use any photographs of the Work Site, without the prior approval of the Owner’s Representative.

ARTICLE 30 - Proprietary Information

30.1	Where proprietary rights remain with a party other than the Owner, the Owner and its assigns, shall have the right, and are hereby granted the right, to have and to retain a copy for their own use, and to use, any Engineering Services, As-Built Drawings or other information, for the purpose of the Work or the operation, repair, maintenance, replacement, re-building or renovations of the Facilities.

30.2	The Contractor shall keep and maintain adequate and current records of all Proprietary Information.

30.3	Contractor shall keep all Proprietary Information in confidence, shall not use it, or any part of it except in the performance of the Work and shall not disclose it to others, without the Owner’s prior consent.

ARTICLE 31 - Force Majeure

31.1	Either the Owner or the Contractor may claim that an Event of Force Majeure has taken place, by giving the other party verbal notice within 48 hours of the Event of Force Majeure, and, in addition, written notice, together with a proposed plan of corrective action to resolve or minimize the effect of the Event of Force Majeure, within 72 hours of the Event of Force Majeure. Contractor shall be deemed to have waived any claim for adjustments to the Contract Time resulting from an Event of Force Majeure if the aforesaid notice is not timely given to Owner.

31.2	If the Owner has given a notice of an Event of Force Majeure, or the Owner agrees with a notice of an Event of Force Majeure issued by the Contractor that the Work or a portion thereof is affected by an Event of Force Majeure, then the Owner shall:

(a)	cause the Contractor to complete the Work, with such time adjustments to the Contract Time as permitted under Section 31.4 below; or

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(b)	suspend the Work or any portion thereof in accordance with Article 34 - Suspension; or

(c)	terminate the Contract or any portion thereof in accordance with Section 35.1 and Section 36.6.

31.3	If the Owner acting reasonably and in good faith does not agree that the Work or any portion of the Work is affected as a result of an Event of Force Majeure for which the Contractor has given notice under Section 31.1, then the Contractor shall complete the Work in accordance with the Execution Plan

31.4	Notwithstanding anything to the contrary contained herein, no request for an adjustment to the Contract Time shall be allowed unless the Work is affected as a result of an Event of Force Majeure for which the Contractor has given notice under Section 31.1 and (a) the delay resulting therefrom increases the overall critical path duration of the schedule in effect at the time of the delay and (b) the Contractor has used its best efforts to offset such delay by making appropriate changes to the other parts of the schedule. The Contractor shall not be entitled in any circumstances to any adjustments in the Compensation or any damages or other compensation whatsoever in the event of any delays in the progress of the Work unless such delays were solely caused by Owner. Otherwise Contractor hereby waives any rights to such adjustments to Compensation or damages and agrees that the sole remedy for delay, if appropriate and warranted under the provisions of this Contract, shall be an extension of the Contract Time.

ARTICLE 32 - Delays

32.1	Except as provided in Article 33 below, if there is any delay in the progress of the Work, or if Contractor fails to complete any portion of the Work within the time limits set forth in the Execution Plan or fails to complete the Work by the Scheduled Functional Completion Date, then the Contractor shall, at no additional cost to the Owner and without limiting any other rights or remedies available to Owner hereunder, provide a recovery plan and perform whatever acts are required or reasonably requested by the Owner’s Representative to make up the lost time and to avoid any further delay in the performance of the Work, including, without limitation, work overtime, and acquire and use any necessary additional labor and equipment.

ARTICLE 33 - Delays not Caused by the Contractor

33.1	If the Contractor is delayed in the performance of the Work solely by an act or omission of the Owner or Other Contractors, contrary to the provisions of the Contract, then the Contract Time shall be extended for such reasonable time as may be necessary to allow the Contractor to make up the delay and adjustment to Compensation shall be made accordingly.

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33.2	If the Contractor is delayed in the performance of the Work by an order issued by a court or other public authority having jurisdiction, providing that such order was not issued as the result of an act or fault of the Contractor or any person employed or engaged by the Contractor directly or indirectly, then the Contract Time shall be extended as agreed by the parties or as resolved under Appendix H - Dispute Resolution Procedure.

33.3	No claim for delay and no extension of time on account of delay under this Article 33 shall be made by the Contractor unless notice of claim with a Change Quotation is given to the Owner not later than 5 Work Days after the commencement of delay, provided however, that in the case of a continuing cause of delay only one notice of claim shall be necessary.

ARTICLE 34 - Suspension

34.1	In addition to any other right that the Owner may have under the Contract or in Law, the Owner may, at any time or times, by notice to the Contractor specifying the effective date of the suspension, require the Contractor to suspend the Work, or any portion thereof.

34.2	Upon providing notice under Section 34.1, the Owner shall arrange to immediately discuss with the Contractor the specific requirements of the suspension and whether or not the Owner anticipates that demobilization, remobilization or idle equipment or personnel will occur as a result of the suspension.

34.3	Upon receiving notice, the Contractor shall discontinue the Suspended Work, place no further purchase orders or subcontracts with respect to the Suspended Work, and promptly make reasonable efforts to obtain suspension terms satisfactory to the Owner with respect to all purchase orders, subcontracts, supply contracts and rental agreements related to the Suspended Work. The Contractor shall continue to perform all other portions of the Work which have not been suspended by the Owner.

34.4	Where requested by the Owner, the Contractor shall advise the Owner of:

(a)	the number of the Contractor’s personnel made idle by the suspension;

(b)	the labor costs resulting from the Contractor’s, personnel made idle by the suspension;

(c)	transportation costs for the Contractor’s personnel released during the suspension;

(d)	the equipment made idle and associated equipment costs resulting from the suspension; and

(e)	any other costing, labor, material or equipment information relating to the suspension that the Owner may require.

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34.5	The Owner may at any time authorize resumption of the Suspended Work or any part thereof, by giving the Contractor reasonable notice specifying the part of the Suspended Work to be resumed and the effective date of such resumption. The Contractor shall resume the Suspended Work on the date and to the extent reasonably specified in the notice.

34.6	The Contractor shall use its employees, equipment and materials in such manner, and take such other steps as may be necessary or desirable to minimize the costs associated with the Suspended Work. During the period of Suspended Work, the Contractor shall secure and protect the Suspended Work and all materials and equipment to be used or incorporated therein.

34.7	In relation to Suspended Work, the Owner shall reimburse the Contractor for those costs, including profit, reasonably incurred by the Contractor as a direct result of the suspension of the Work in accordance with Appendix B – Compensation.

34.8	In the event that the Owner, without cause, fails to make payments as described in Appendix B Compensation, the Contractor will have the option, upon twenty (20) days prior written notice to the Owner, to suspend all Work until the payments have been brought current.

ARTICLE 35 - Termination for Convenience

35.1	In addition to any other rights that the Owner may have under the Contract or in Law, the Owner may, at any time, terminate the Contract, the Work or any portion thereof by giving notice to the Contractor specifying the Work or portion thereof to be terminated and the effective date of the termination.

35.2	Upon receipt of a notice under Section 35.1, the Contractor shall discontinue the Work in accordance with the notice, and shall take whatever steps are necessary or desirable to terminate the Work in a safe, cost effective and timely manner with due consideration to environmental impacts and the mitigation of costs and damages. The Contractor shall continue to perform all other portions of the Work not terminated, if any, in accordance with the Contract. The Owner shall reimburse the Contractor for those costs reasonably incurred by the Contractor for Work properly executed up to the date of termination, actual losses incurred by the Contractor as a direct result of the termination of the Contract, the Work, or any portion thereof, and profit on completed Work, but no further damages.

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ARTICLE 36 - Termination for Cause

36.1	Without limiting the generality of Section 35.1, the Owner may immediately terminate the Contract by notice to the Contractor in any of the following circumstances:

(a)	if the Contractor becomes insolvent or makes a general assignment for the benefit of its creditors, enters into a plan of arrangement for the benefit of its creditors or otherwise acknowledges its insolvency or if a bankruptcy or receiving order is filed or made against the Contractor;

(b)	if an order is made or resolution is passed for the winding up or liquidation of the Contractor;

(c)	if a custodian, receiver, manager or other officer with similar powers is appointed in respect of the Contractor or any of the Contractor’s property;

(d)	if the Contractor ceases to carry on business in the ordinary course; and

(e)	if a creditor takes possession of any of the Contractor’s property or if a distress, execution or any similar process is levied or enforced against such property and remains unsatisfied by the Contractor.

36.2	Upon receipt of a notice pursuant to Section 36.1, the Contractor shall discontinue the Work in accordance with the notice, and shall take such steps as may be necessary or desirable to minimize the costs associated with the termination of the Work.

36.3	In addition to any rights the Owner may have at Law, if the Contractor is in default in carrying out any of the terms, conditions, covenants or obligations of the Contract, or has made a false representation, declaration or warranty, the Owner may give the Contractor notice of default.

36.4	Where the Owner gives the Contractor a notice of default pursuant to Section 36.3, the Contractor shall have fifteen (15) Working Days immediately following receipt of the notice, or such longer time as the Owner determines to be reasonable and has specified in the notice of default or has subsequently agreed upon in writing, to remedy such default. If the Contractor fails to remedy the default within the aforesaid fifteen (15) Working Days, the Owner may terminate the whole or any part of the Contract.

36.5	In the event the Contract or any portion of the Work is terminated pursuant to Section 36.1 or Section 36.4:

(a)	the Contractor shall discontinue the Work in accordance with the notice and shall take such steps as may be necessary or desirable to minimize the costs to the Owner associated with the termination of the Work;

(b)	the Owner shall have the right to take possession of the Goods, materials and plant and shall have the right to use the same to complete the Work;

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(c)	the Contractor shall execute and deliver to the Owner all documents required by the Owner, and shall take all steps required by the Owner, to assign to and fully vest in the Owner the rights and benefits of the Contractor under existing agreements with the Contractor’s Subcontractors, which are related to the Work.

36.6	Subject to the terms of Section 42.5 below, damages to the Owner for which the Contractor shall be liable in the event of a default by Contractor shall consist of an amount equal to the amount by which the cost to the Owner of achieving Functional Completion and final completion within the Contract Time (or attempting to achieve Functional Completion and final completion within the Contract Time), including amounts paid hereunder, exceeds the Compensation.

36.7	The Contractor may immediately terminate the Contract by notice to the Owner in any of the following circumstances:

(a)	if the Owner becomes insolvent or makes a general assignment for the benefit of its creditors, enters into a plan of arrangement for the benefit of its creditors or otherwise acknowledges its insolvency or if a bankruptcy or receiving order is filed or made against the Owner;

(b)	if an order is made or resolution is passed for the winding up or liquidation of the Owner;

(c)	if a custodian, receiver, manager or other officer with similar powers is appointed in respect of the Owner or any of the Owner’s property;

(d)	if the Owner ceases to carry on business in the ordinary course; and

(e)	if a creditor takes possession of any of the Owner’s property or if a distress, execution or any similar process is levied or enforced against such property and remains unsatisfied by the Owner;

36.8	Should the Owner be in material default, including delayed payments, of its obligations under this Contract, the Contractor may provide a written notice to the Owner that should the material default not be remedied within fifteen (15) Work Days after delivery of such written notice, that the Contractor may suspend or terminate the Contractor’s obligations under the Contract.

36.9	The rights and remedies provided in this Article 36 - Termination for Cause are in addition to the rights and remedies provided by the Law, or under any other provision of the Contract.

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ARTICLE 37 - Taxes

37.1	The Contractor shall be responsible for the payment of:

(a)	all taxes imposed by reason of the performance or completion of the Work including but not limited to license, permit and registration fees and the Contractor’s income, profit, franchise, business, and personal property taxes;

(b)	all employment taxes and contributions imposed by the Law or required to be paid on behalf of the employees of the Contractor or its Subcontractors, including but not limited to taxes and contributions for income tax, workers’ compensation, unemployment insurance, old age benefits, welfare funds, pensions and annuities and disability insurance;

(c)	all taxes, other than property taxes, on the Work Site and arising out of the Work, to the date of Functional Completion; and

(d)	all customs, sales and excise taxes and duties owing with respect to any labor, machinery, materials and equipment to be supplied by the Contractor and used in performance of or incorporated into the Work, except for goods and services tax payable by the Owner with respect to payments due to the Contractor.

37.2	Any increase in taxes and charges described in Section 37.1(a) and Section 37.1(b) shall be the sole responsibility of the Contractor. In the event of an increase in taxes or charges described in Section 37.1(c), the Contractor shall be entitled to a Change Order altering the Compensation to account for the difference between the amount of tax that would have been payable by the Contractor as of the effective date of this Contract and the actual amount of tax that becomes payable as a result of the tax increase.

37.3	The Contractor shall indemnify and hold the Owner harmless from any liability resulting from the failure of the Contractor or its Subcontractors to make timely payments of the items referred to in this Section or such similar items for which the Contractor is responsible. Any interest, penalties or other liabilities arising from such failure shall be the sole responsibility of and be paid for by the Contractor.

ARTICLE 38 - Intentionally Omitted

(a)

ARTICLE 39 - Liens

39.1

The Contractor shall at all times reimburse, protect, indemnify and save free and harmless the Owner, the Work Site and the other lands and property of the Owner from and against all liens and claims made or liability incurred by the Owner on account of the Work performed or materials supplied by employees of the Contractor and Subcontractors (provided that Owner has made all payments to Contractor then due and payable in accordance with the terms of Appendix B), or on account of an exaggerated lien filed by the Contractor, including, without limitation, legal fees. The Contractor shall cause any such lien or claim which may be filed or made, to be released and discharged forthwith at the expense of the Contractor. If the Contractor

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fails to release or obtain the release and discharge of any such lien or claim, then the Owner may, but shall not be obliged to, discharge, release or otherwise deal with the lien or claim, and the Contractor shall pay any and all costs and expenses incurred by the Owner in so releasing, discharging or otherwise dealing with the claim or lien, including but not limited to, legal fees on a solicitor-and-own-client (indemnity) basis. Any amounts so paid by the Owner may be deducted from any amounts due the Contractor whether under the Contract or otherwise.

ARTICLE 40 - Survival

40.1	If the Contract or any part of the Work is terminated pursuant to Article 35 - Termination for Convenience or Article 36 - Termination for Cause, then Article 23 - Warranty shall survive such termination, and the Warranty Period, with respect to the Work (or portion thereof then completed), shall remain in effect notwithstanding the termination of this Contract.

40.2	Any terms, covenants, provisions or conditions of the Contract which expressly or by their nature survive the termination of the Contract shall continue in full force and effect subsequent to and notwithstanding such termination, and shall not be merged with the termination, until such terms, covenants, provisions and conditions are satisfied or by their nature expire.

ARTICLE 41 - Liability and Indemnity for Third Party Claims

41.1	The Contractor shall be liable to and shall indemnify, and hold harmless the Owner, its officers, directors, employees, consultants and agents for all losses, damages and expenses, including legal fees, which they or any of them may incur as a result of claims, demands, actions or proceedings made or taken against them by persons not party to the Contract for:

(a)	any acts or omissions in connection with the performance, purported performance or non-performance of the Contract or of the Work by the Contractor or its Subcontractors or their respective employees or agents;

(b)	any acts or omissions of the Owner, Other Contractors or their respective employees or agents, or in connection with such acts or omissions, to the extent acting under the direction and control of the Contractor, its Subcontractors or their respective employees or agents;

(c)	any liability, claims, damages, costs and expenses arising from the failure of the Contractor or its Subcontractors, or their respective employees or agents to comply with the Law.

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41.2	The Contractor shall, at its sole expense, if requested by the Owner, defend those persons entitled to be indemnified pursuant to Section 41.1. The Owner shall have the right, if it so elects, to participate in any such defence and the Contractor shall have the right to settle said claims without first consulting with the Owner.

41.3	The Owner shall indemnify and hold harmless the Contractor, its Subcontractors, and their respective officers and directors from and against all claims, demands, losses, damages, expenses, actions and proceedings made or taken by persons not party to the Contract and which arise on account of and are attributable to the Owner’s obligations hereunder.

41.4	In the event that the Owner accepts the responsibility to indemnify the Contractor, its Subcontractors, officers and directors pursuant to Section 41.3, then it shall be entitled to retain and instruct counsel to act for and on behalf of those persons and to settle, compromise and pay any claim, demand, action or proceeding without first obtaining prior approval from the party in whose favour the indemnity has been provided. The Contractor shall and shall cause any indemnified party to co-operate in all respects in contesting any third party claim for which the Owner has accepted responsibility.

ARTICLE 42 - Liability and Indemnity

42.1	The Contractor shall be liable to and shall indemnify the Owner, its officers, directors, employees, consultants and agents for all losses, damages and expenses on account of:

(a)	all physical damage caused by the Contractor or its Subcontractors to the Work, the Work Site, the property of the Owner or Other Contractors or property under the care, custody or control of the Owner or Other Contractors; and

(b)	the cost to repair or make good any and all damage to roads, bridges, railroads, highways, land adjacent to the Owner’s Site, irrigation canals or facilities, ditches or equipment relating thereto caused by or resulting from the actions howsoever of the Contractor or its Subcontractors.

42.2	Contractor shall defend, indemnify and hold Owner, its officers, agents and employees harmless from and against any and all liability, loss, expense (including reasonable attorneys’ fees) or claims for injury or damages arising out of the performance of this Agreement but only in proportion to and to the extent such liability, loss expense, attorneys’ fees, or claims for injury or damages are caused by or result from the negligent or intentional acts or omissions of Contractor, Subcontractors, and their respective officers, agents or employees.

42.3

Owner shall defend, indemnify and hold Contractor, its officers, agents and employees harmless from and against any and all liability, loss, expense (including reasonable attorneys’ fees) or claims for injury or damages arising out of the performance of

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this Agreement but only in proportion to and to the extent such liability, loss, expense, attorneys’ fees, or claims for injury or damages are caused by or result from the negligent or intentional acts or omissions of Owner, Other Contractors and their respective officers, agents or employees.

42.4	Notwithstanding anything to the contrary contained herein, neither party shall be liable to the other in contract or in tort, directly or under any indemnity, for lost profits or for any indirect, special, or consequential damages, arising out of or related to this Contract.

42.5	Notwithstanding any other provision of the Contract, each party’s total liability to the other for damages hereunder (excluding any damages owed to the other party pursuant to any indemnification obligation hereunder, where such damages relate to claims by third parties against the indemnified party) shall be limited to $18,403,721.00.

42.6	Contractor shall release, defend, indemnify and hold harmless Owner, its affiliates and its other contractors from and against any and all liability, loss, expense (including reasonable attorneys’ fees) or claims for injury or damages arising out of or relating to Hazardous Material which escapes or emanates directly from Contractor’s or any Subcontractor’s equipment or which is otherwise released as a result of the acts or omissions of Contractor or any Subcontractors or their respective officers, agents or employees. Owner shall release, defend, indemnify and hold harmless Contractor from and against any and all liability, loss, expense (including reasonable attorneys’ fees) or claims for injury or damages arising out of or relating to Hazardous Material which exists on the Work Site as of the date of this Contract, or which is released as a result of the acts or omissions of Owner.

42.7	The Owner and Contractor waive all rights against each other and any of their Subcontractors, sub-subcontractors, agents and employees, each of the other, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to Sections 43.1(d) or 44.1(a) or other property insurance applicable to the Work. The policies shall provide such waivers of subrogation by endorsement or otherwise.

ARTICLE 43 - Insurance Provided by Contractor

43.1	The Contractor shall, and shall ensure that its Subcontractors shall, without limiting any of the obligations or liabilities under the Contract, continuously carry during the performance of the Work and any time the Contractor or its Subcontractors are on the Work Site, at their own expense and cost, the following insurance coverage with limits where applicable not less than those shown in the respective items as set out below:

(a)	workers’ compensation coverage for all employees engaged in the Work in accordance with the statutory requirements of The State of Ohio;

(b)	employer’s liability coverage for all employees engaged on the Work Site and not covered by workers’ compensation, in the amount of $1,000,000;

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(c)	automobile liability insurance covering all licensed motor vehicles owned or leased having a limit of not less than $1,000,000 inclusive per occurrence for bodily injury, death, and damage to property;

(d)	property and contractor’s equipment insurance covering property, equipment, tools and construction machinery owned, rented or leased by and to be used for the performance of the Work, including machinery, equipment, materials and supplies stored outside of the Work Site or in transit to the Work Site and intended to become a part of the finished Work, but excluding all machinery, materials and supplies at the Work Site, for the full replacement cost value of such property on an “all risks” basis;

(e)	commercial general liability insurance policy, including (but not limited to) contractor’s liability coverage, contractual liability coverage (including any indemnification obligations of Contractor set forth in this Contract), completed operations coverage, broad form property damage endorsement and contractor’s protective liability coverage, to afford protection with respect to personal injury, death or property damage of not less than Two Million Dollars ($2,000,000.00) per occurrence combined single limit/Three Million Dollars ($3,000,000.00) general aggregate (but not less than $3,000,000.00 per location aggregate).

(f)	umbrella excess liability insurance, on an occurrence basis, that applies in excess of the commercial general liability, automobile liability, aircraft and watercraft liability, professional errors & omissions insurance and employer’s liability insurance described above, having limits of not less than (i) $10,000,000 per occurrence, and (ii) 10,000,000 for the annual aggregate. These limits shall be in addition to and not including those stated for the underlying commercial general liability, automobile liability, aircraft and watercraft liability, professional errors & omissions insurance and employer’s liability insurance required herein. Such excess liability policy shall name Owner as additional insured.

43.2	Where a claim is paid by the insurer in respect of losses for which coverage is provided under Section 43.1, the Contractor shall be responsible for the deductibles relating to insurance proceeds under the insurance required,

43.3	The Contractor shall, and shall ensure that its Subcontractors shall:

(a)	provide the Owner with certificates of insurance for the policies described in Section 43.1 within 15 Work Days of written notice of award of the Contract or prior to the commencement of the Work, whichever is earlier, and certificates of insurance evidencing renewal of these policies no fewer that 30 Work Days prior to their expiry date where such policies expire prior to Functional Completion;

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(b)	place all policies with insurers which are licensed to provide insurance in Ohio with an A.M. Best rating no less than A+, and in a form acceptable to the Owner;

(c)	ensure that such policies provide for at least 30 days prior written notice to the Owner of cancellation or change that is material to the Contract;

(d)	with the exception of the insurance as required by Section 43.1(c), ensure that all insurance provided by the Contractor and its Subcontractors pursuant to Section 43.1 is primary and non-contributory with, or in excess of, any other insurance carried by the Owner;

(e)	ensure that the Owner is added as an additional insured with respect to the policies of insurance required under Sections 43.1(e) and 43.1(f), as its interests may appear; and

(f)	require the waiver of subrogation in favor of the Owner, its officers, directors, employees, consultants and agents described in Section 42.7 above be included with respect to the insurance coverage required under Section 43.1(d).

43.4	If the Contractor or its Subcontractors fail to furnish the Owner with a certificate of insurance for each policy required to be obtained and continually carried, or if after furnishing the certificates of insurance, the policies lapse, are cancelled, or are materially changed, then in every case the Owner may, but shall not be obligated to, obtain and maintain such insurance in the name of the Contractor or any Subcontractor. The cost thereof (including Subcontractor’s insurance costs) shall be payable by the Contractor to the Owner on demand, and the Owner may at its election deduct the cost from any monies which are due or may become due to the Contractor.

43.5	Neither the providing of insurance by the Contractor in accordance with the requirements of this Article 43 - Insurance Provided by Contractor, nor the insolvency, bankruptcy, or failure of any insurance company to pay any claim shall be held to relieve the Contractor from any other provisions of the Contract with respect to liability of the Contractor, or otherwise.

ARTICLE 44 - Insurance Provided by Owner

44.1	The Owner shall obtain and, during the progress of the Work, maintain in force the policies of insurance described in this Article 44 - Insurance Provided by Owner, with the Owner as named insured. The actual policies of insurance may be examined by the Contractor upon request to the Owner. This insurance applies only to the Work performed in connection with the Contract:

(a)

Property insurance written on a builder’s risk “all-risk” or equivalent policy form in the amount of the Compensation, plus value of subsequent Contract modifications and cost of materials supplied or installed by others, comprising total value

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for the entire Work at the site on a replacement cost basis without optional deductibles. Such property insurance shall be maintained, unless otherwise provided in this Contract or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until no person or entity other than the Owner has an insurable interest in the Work.

ARTICLE 45 - Independent Contractor

45.1	For the purposes of the Contract and the Work, the Contractor shall be an independent contractor and not the agent or employee of the Owner.

45.2	All persons employed or retained by the Contractor in connection with the performance of its obligations shall be its employees or those of its Subcontractors, as the case may be, and not the employees or agents of the Owner in any respect.

45.3	The Contractor shall indemnify and hold harmless the Owner, against all claims, demands, losses, damages, expenses, actions and proceedings whatsoever, including legal fees, which may be incurred by the Owner as a result of any determination by any tribunal or court that any personnel provided by the Contractor pursuant to the terms of this Contract are for any purposes agents or employees of the Owner.

45.4	The Contractor shall have no authority whatsoever to make any statement, representation or commitment of any kind, or to take any action, which may be binding on the Owner.

ARTICLE 46 - Conflict of Interest

46.1	The Contractor shall exercise reasonable care and diligence to prevent any actions or conditions which could result in a conflict with the Owner’s best interests. This obligation shall apply to the activities of the Contractor and its Subcontractors and their respective employees and agents, in their relations or dealings with the employees of the Owner and their families, and other third parties, arising from the Contract or the performance of the Work. The efforts made by the Contractor in this regard shall include, but shall not be limited to, establishing reasonable precautions to prevent Subcontractors and their respective employees from offering, or providing entertainment, gifts, loans, payments or other considerations to the Owner’s employees, consultants and agents or their family members. Owner shall establish reasonable precautions to prevent its employees from offering, or providing entertainment, gifts, loans, payments or other considerations to the Contractor or any Subcontractor or their respective employees, consultants and agents or their family members.

ARTICLE 47 - Audit Access

47.1	The Contractor shall preserve the Records in good order during the Contract Time and for a period of three (3) years thereafter.

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47.2	The Contractor shall permit authorized representatives of the Owner to review the Records at all reasonable times during the Contract Time, and for a period of two years thereafter for the purposes of:

(a)	determining the Contractor’s compliance with all of the terms of the Contract, including, but not limited to:

(i)	Article 13 - Changes and Article 32 - Delays; and

(ii)	the Law; and

(b)	verifying of all Work performed and all reimbursable costs and other charges payable under the Contract.

47.3	Where the Compensation is not on a cost reimbursable basis, the Contractor may black out any information in the Records relating to price before access is given to the Owner.

ARTICLE 48 - Representatives and Notices

48.1	The Owner’s Representative is Fred Sansom. The Owner’s Representative has the authority to bind the Owner on all matters relating to the Work and the Contract, and all communications to or with the Owner’s Representative shall be deemed to be communications to or with the Owner.

48.2	Contractor’s Representative is Jeff Syed. The Contractor shall not change the Contractor’s Representative, except with the prior approval of the Owner. The Contractor’s Representative has the authority to bind the Contractor on all matters relating to the Work and the Contract, and all communications to or with Contractor’s Representative shall be deemed to be communications to or with the Contractor.

48.3	Unless otherwise specifically indicated in the Contract, all notices, approvals, consents, authorizations and other communications required or permitted pursuant to the Contract, shall be in writing and shall be communicated to the Contractor’s Representative or the Owner’s Representative, as the case may be, and shall be delivered by personal delivery, overnight courier or facsimile to the parties at the addresses and facsimile numbers shown below:

(a)	Contractor:

	Address:	200 East Randolph Drive
Chicago, IL 60601
Attention:
	Fax:	312-861-6335

EPC Contract

(b)	Owner:

	Address:	3431 Yankee Road
Middletown, OH 45044

	Attention:	Fred Sansom
Fax:

With a copy to:

	Address:	One Quaker Park
901 Hector Street
Conshohocken, PA 19428
	Attention:	Robert Traub, Esq.
	Fax:	610-832-4494

48.4	Either party may change its contact information for the purposes of Section 48.3 by providing the other party with 10 days notice of such a change.

48.5	Invoices and all supporting documentation shall be mailed or delivered to the address shown below:

Address:	3431 Yankee Road
Middletown, OH 45044

Attention:	Fred Sansom
Fax:

48.6	E-mail may be used for communication between the parties, but e-mail shall not be used for the communication of a notice which is prescribed by the Contract.

ARTICLE 49 - General

49.1	No failure or delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

49.2	No waiver of any right, power or privilege by a party shall limit or affect that party’s rights with respect to any breach of the Contract by the other party.

49.3	Each of the parties hereto shall execute such further documents and give such further assurances as are required to give effect to the Contract.

49.4	If a court of competent jurisdiction determines that any provision of this Contract is invalid or unenforceable, such determination shall not affect the validity or enforceability of the remaining provisions of the Contract.

EPC Contract

49.5	All of the covenants and agreements herein contained on the part of either party shall apply and enure to the benefit of and be binding upon their respective legal representatives, successors and assigns.

49.6	Each of the parties hereby represents and warrants that it has the power and authority to enter into the Contract and to perform all of its obligations hereunder.

49.7	The Contract constitutes the entire agreement between the parties with respect to the Work and supersedes and replaces all previous communications, representations and agreements, either written or verbal.

49.8	This Contract shall be governed by and construed in accordance with the laws of the State of Ohio.

49.9	The execution of this Contract may be effected by facsimile or other electronically transmitted signatures (such as by electronic scanning and e-mail), all of which shall be treated as originals; provided, however, that the party receiving a document with an electronic signature may, by notice to the other, require the prompt delivery of an original signature to evidence and confirm the delivery of the electronic signature. This Contract may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.

[BALANCE OF PAGE INTENTIONALLY BLANK]

EPC Contract

49.10	This Contract shall be executed by the parties, or their representatives, in person with original signatures, but may be executed in counterpart. Subsequent documents may be executed by the parties, or their representatives, and such execution may be by way of facsimile or electronic transfer.

TO EVIDENCE THEIR AGREEMENT, the parties have executed and delivered this Contract, by their duly authorized officers, as of the effective date indicated on the first page.

Owner:	QUAKER CHEMICAL CORPORATION

By:	/s/ Michael F. Barry
Name: Michael F. Barry

[apply corporate seal]

Contractor:	FMC TECHNOLOGIES, INC.

By:	/s/ Edward Barth
Name: Edward Barth

[apply corporate seal]

EPC Contract

Appendix A — Scope of Work

FMC Scope of Work for the

Middletown Plant Expansion

Turnkey Project

May, 2008

TABLE OF CONTENTS

1	Contractor (FMC) Scope of Supply and Services	3
	1.1 Process Equipment	3
	1.2 Building	6
	1.3 Utilities	6
	1.4 Miscellaneous	9
	1.5 Clarifications	11

2	Owner (Quaker) Scope of Supply and Services	13

3	Owner’s Specified Materials and Subcontractors	14
	3.1 Process Equipment	14
	3.2 Building	15
	3.3 Utilities	15

4	Execution Plan	16
	4.1 Execution Plan For Engineering and Procurement Work	16
	4.2 Execution Plan For Construction Work	20
	4.3 Inspection and Test Plan	22
	4.4 Project Schedule	22
	4.5 Milestones	22
	4.6 Health and Environmental Protection	22
	4.7 Project Team and Key Personnel	23

5	Performance Tests and Guarantees	23
	5.1 Measuring Accuracy	23
	5.2 Contamination	23
	5.3 Homogeneity	24
	5.4 Cooling Tower	24
	5.5 Steam Boilers	24
	5.6 Hot Oil Heaters	24
	5.7 Air Compressor	24
	5.8 Floor Scales	24
	5.9 Water Softener	24
	5.10 Pumps	25
	5.11 Controls and Instrumentation	25
	5.12 Drum Filling Line	25
	5.13 Pigg able Lines	25

6	Functional Completion	26

7	Attachments	26
	7.1 Process Drawings	26
	7.2 General Arrangement	26
	7.3 Preliminary Project Schedule	26
	7.4 BULK TANKS details 011508.xls	26

1	Contractor (FMC) Scope of Supply and Services

1.1	Process Equipment

1.1.1	Blenders and Reactors

•	Supply and install four 6,000-gallon automated blender systems, including:

•	6000 gallon, 304 SS, cone bottom, baffled, internal polish finish, two section half-pipe jacket (150 psig rated), insulated, atm. tank.

•	Agitator with VFD

•	Weigh cells (three cells)

•	Steam and cooling tower water piped to jacket

•	Blackmer (or equivalent) product/recirculation pump with VFD

•	SS Product bag-style filter

•	SS product recirculation line and “pigged” transfer line to storage and truck loading

•	Instruments, gauges and controls

•	5’ x 5’ pallet scale for weighing raw materials into blender, installed flush to floor level.

•	Sodium Nitrite Screw Conveyor for unloading supersacks into BBV-01–water based blender

•	Supply and install one 4,500-gallon automated blender system, including:

•	4500 gallon, 304 SS, cone bottom, baffled, internal polish finish, two section half-pipe jacket (150 psig rated), insulated, atm. tank.

•	Agitator with VFD

•	Weigh cells (three cells)

•	Steam and cooling tower water piped to jacket

•	Blackmer (or equivalent) product/recirculation pump with VFD

•	SS Product bag-style filter

•	SS product recirculation line and “pigged” transfer line to storage and truck loading

•	Instruments, gauges and controls

•	5’ x 5’ pallet scale for weighing raw materials into blender, installed flush to floor level.

•	Supply and install one 1,100-gallon manual blender system, including:

•	1,100 gallon, 304 SS, cone bottom, baffled, internal polish finish, two section half-pipe jacket (150 psig rated), insulated, atm. tank.

•	Agitator with VFD

•	Weigh cells

•	Steam and cooling tower water piped to jacket, automated heating and cooling

•	Blackmer (or equivalent) product/recirculation pump with VFD

•	SS Product bag-style filter

•	SS product recirculation line and line to scale for local packaging

•	Instruments, gauges and controls

•	5’ x 5’ pallet scale for weighing raw materials into blender, installed flush to floor level.

•	Supply and install one 350-gallon manual blender system, including:

•	350 gallon, 304 SS, cone bottom, baffled, internal polish finish, two section half-pipe jacket (150 psig rated), insulated, atm. Tank.

•	Agitator with VFD

•	Weigh cell

•	Steam and cooling tower water piped to jacket, automated heating and cooling

•	Blackmer (or equivalent) product/recirculation pump with VFD

•	Product bag-style filter

•	SS product recirculation line and line to scale for local packaging

•	Instruments, gauges and controls

•	Pallet scale for weighing raw materials into blender, installed flush to floor.

•	Supply and install two 7,500-gallon automated Reactor systems, including:

•	7500 gallon, 304 SS, dish bottom, baffled, internal polish finish, three section half-pipe jacket (100 psig @ 550 F rated), insulated, 70 psig/FV rated tank.

•	Agitator with VFD

•	3’ diameter packed 304 SS fractionation column with structured packing

•	Nash Liquid Ring Vacuum pump (or equivalent) with oil seal with capacity to achieve 26 in HG. Absolute on reactor system.

•	Vapor condenser - SS

•	Condensate receiver and pump - SS

•	Weigh cells (three cells)

•	SS inlet manifold with connections for bulk raw materials

•	Line for unloading from tank trucks direct to reactors

•	Hot Oil piped to jacket

•	Oil cooler using cooling tower water - CS

•	Product/recirculation pump - SS

•	Product cooler using cooling tower water - SS

•	SS Product bag-style filter

•	SS product recirculation line and “pigged” transfer line to Finishing tank, packaging, bulk storage and truck loading

•	Instruments, gauges and controls

•	5’ x 5’ pallet scale for weighing raw materials into blender installed flush with floor level.

•	Mechanism for opening and closing manway lid

•	Supply and install one 9,000-gallon automated blender system, including:

•	9000 gallon, 304 SS, cone bottom, baffled, internal polish finish, two section half-pipe jacket (150 psig rated), insulated, atm. tank.

•	Agitator with VFD

•	Weigh cells (three cells)

•	SS inlet manifold with connections for bulk raw

•	Steam piped to jacket

•	Product/recirculation pump-SS

•	Product cooler piped with cooling tower water-SS

•	Pressure Leaf Filter-SS

•	Pre-coat tank-SS

•	SS product recirculation line and “pigged” transfer line to packaging, storage and truck loading

•	Instruments, gauges and controls

•	5’ x 5’ pallet scale for weighing raw materials into blender, installed flush to floor level.

1.1.2	Filling Equipment

•	One 50 drum per hour drum filling line for reactors and finishing tank, with manual roller

•	The drum filler has one pallet of in feed conveyor and one pallet of outflow conveyor. Both are manual. Filler will handle four drums on a pallet or an IBC.

1.1.3	Storage Tanks

•	Rework existing bulk storage tanks:

•	Install 6 pumps

•	Run existing tank level signals to new control system.

•	Tank 35 — new welded carbon steel floor. It is assumed that the sidewalls are in good condition. Repair or reinforcement of the sidewalls, if necessary, is not included in this scope.

•	Add level transmitters to thirteen of the existing storage tanks

•	All existing storage tanks with heating coils need new temperature transmitters

•	Run lines from tank to hose board inside building

•	Add heating coils, steam & condensate pipe, insulation (of pipe and tanks) and controls to 8 tanks- 7 new, 1 replacement (Tank #24)

•	Add temperature element to 7 existing tanks that get new heating coils

•	Cleaning and associated logistics (including waste disposal) of the 8 existing tanks is not included in this scope

•	Two grease tanks (OS-2 and OS-8) get side agitators and bag filters for truck unloading

•	Each line from a bulk tank to the production area (hose board) will have an automatic valve and a dry break disconnect.

•	Purchase and install 9 new storage tanks (UL-142 construction)

•	Existing tank farm berm will be extended to contain the additional

•	Tanks foundations (concrete pads), catwalk and ladders will be provided. Fall protection is not included.

•	Pumps

•	Controls

•	Piping

•	Steam coils, heating controls, steam and condensate piping.

•	Insulation of piping and tanks

•	Two of these tanks will be installed in new process and storage building. These tanks will also have containment, catwalk and access ladders.

1.1.4	Plant Control System

•	Plant control system to operate the plant in a safe and efficient manner including:

•	Hardware and software needed to automate the following processes as indicated in P&IDs

•	Truck loading/unloading

•	Tank level monitoring

•	Blender loading, sequencing, recirculation, heating, cooling, unloading

•	Reactor loading, sequencing, heating, cooling, vacuum, unloading

•	Finishing tank loading, sequencing, filtering, heating, cooling, unloading

•	Drum/bin filling for reactor area only

•	Transfer line pigging

•	Caustic process operation

•	Utilities operation and monitoring

•	Report generation of batch history, tank inventories, alarms, etc.

•	Software safety interlocks

•	3 Remote HMI’s – 2 in new building, 1 in truck unloading

•	Training of two Owner personnel to maintain hardware and modify programming.

•	Participate in safety review of software when complete.

1.2	Building

1.2.1	New Blend and Storage Building

•	Provide and construct a 12,000 sq ft Butler style building and foundation

•	Roof will be 40 feet over blenders and reactors

•	Building will be built at same floor elevation as existing building

•

One manual overhead door at west end of building with ramp to grade for forklift egress from new building. Make provisions for owner-installed 40’ x 40’ concrete pad with containment curb to west of building.

•	Mezzanine will be designed for to handle 42”x42” pallets weighing 2,200 lbs at each vessel

•	The mezzanine will be 15ft above grade (I thought this was no 16’??)

•	The mezzanine will have checker plate construction with non-slip coating

•	Fork truck safety gates for loading materials to balcony

•	Three docks (with dock levelers, and seals) relocated from the existing loading area.

The old location for the dock levelers will be filled in level with existing floor.

•	Roof and/or walls to have sky-light panels

•	Steam heated drum ovens to maintain 32 drums (2 x 16 arrangement) on skids at 160 F.

•	Building structures designed in accordance with ASCE-7 guidelines, specifically addressing local factors for occupancy, weather, and terrain.

•	Building wall construction utilizes noncombustible materials.

•	Two stairway for access to balcony.

•	New building will be designed to be kept at 65 F in winter

•	The link between the old and new building will be enclosed to keep the weather out with a fire door at one end

•	New dock locks will need to be purchased when docks are moved to west end of new building.

1.3	Utilities

1.3.1	Cooling Tower

•	Supply and Install a Cooling Tower (pad mounted) outside the production building.

•	Evapco USS-112-312 1200 USGPM from 95F to 85F WBT, or equivalent

•	Sump

•	Dual pumps

•	Flow meter

•	Cooling tower should have two fans and two pumps

1.3.2	Scrubber

•	Supply and Install a Scrubber:

•	Ceilcote EVS-16 venturi scrubber, or equivalent

•	The scrubber equipment includes: scrubber, pump, piping, duct, stack, controls, panel, feed system, sump heater, and skid.

•

Supply and install 16” diameter, spiral wound stainless steel duct (or equivalent) from scrubber to process area. Duct upstream of reactors (i.e. will not be exposed to reactors) can be made of FRP of an appropriate resin, instead of stainless steel.

•	Supply and install branches from 16” scrubber header to process tanks (blenders and reactors).

•	Supply pad with containment walls on north side of production building for scrubber system

•	Pipe up water supply, power, signal wires (scrubber to main plant process control system) and blow down line to waste water tank.

•	Extend the scrubber header to the drum filling line and all drum unloading scales. Header to be 6-inch frp with 3” drops

•	Scrubber line needs to be run to two storage tanks located inside building.

1.3.3	Steam Boiler

•	Steam Boiler:

•	Upgrade burners on existing boilers from 100 HP to 200 HP, to meet steam demands of plant.

•	Determine if a new gas line is required from main to supply new boilers and hot oil equipment.

•	Provide collection and return of all steam condensate from steam consuming equipment in plant.

•	Steam boiler capacity expansion includes any needed ancillary equipment that also needs additional capacity

•	A new gas line is included in the scope of work

•	New burners should give better efficiency than old burners (as much as 12%)

1.3.4	Hot Oil Heater

•	Provide two (2) gas-fired hot oil heaters (GTS DH-V-13/40, 4.0 MM BTU/hr. or equivalent)

•	Install heaters on pad outside production building with containment to hold all of hot oil liquid.

•	Provide all connections to gas supply, and process connections

•	Install controls and run signals to main plant process control system.

•	Supply initial fill of Therminol heat transfer fluid.

•	New oil heaters must comply with GE GAP guidelines

1.3.5	Air Compressor

•	Air Compressor:

•	Expand air compressor & air dryer capacity, one new 1,000 cfm air compressor with one receiver and one regenerative dryer sized for the application

•	Air compressor/dryer system will not exceed 80 db noise limits outside compressor shed.

•	Dryer will provide -40 F dew point air with system operating at full air flow,

•	One compressor shed

1.3.6	Soft Water

•	Soft Water:

•	Install new softwater system including surge tank and pump to supply boilers and blenders

•	Soft water system will have a 1,500 gallon surge tank and 100 gpm pump to feed boiler and blenders. Automated level and pump controls will be provided.

•	CONTRACTOR will provide a 1,500 gallon city water surge tank and 100 gpm pump as well for feeding blenders. Automated level and pump controls will be provided.

1.3.7	Electrical Supply

•	Electrical supply:

•	Expand electrical supply to include a new 1600 amp, 480/277 volt service.

•	Electric utility will provide main transformer. CONTRACTOR will provide main transformer pad, and wiring from pole to transformer.

•	Provide all needed motor controls, fuses, breakers, local disconnects, etc. as needed and as required by code

•	Wiring will be run in cable tray and/or conduit

•	All electrical design work will comply with NFPA 70E arc flash requirements.

1.3.8	Plant Lighting

•	Plant Lighting:

•	Relocate existing and provide pole mounted lighting to properly light all outdoor areas of facility for night operations

•	Provide normal area lighting in new blending and storage building

•	Modify existing lighting, if required, in areas modified in project (tank farm, truck loadout, rail loadout, existing production warehouse area) to maintain good work environment.

•	Provide emergency lighting and emergency exit lights in blending and storage building to meet code and allow for safe exit during power outage.

1.4	Miscellaneous

1.4.1	Miscellaneous

•	Participate in safety review of plant/process design and also of plant during commissioning

•	Provide hard copy and electronic versions of final as-built drawings after project completion

•	Provide equipment files after job completion

•	Apply for (or assist Owner in applying for) all required permits and comply with all regulations related to:

•	Environmental permit to install (Owner will apply for this)

•	Building permits

•	Ohio fire code (Owner will apply for storage tank licenses as needed)

•	BOCA

•	GE GAP building guidelines

•	Middletown building codes

•	State of Ohio building codes

•	CONTRACTOR will commission and start up all equipment, with the assistance of Owner personnel.

•	Provide training to Owner personnel for control system and maintenance of new instrumentation and equipment

•	Parking lot:

•	Expand asphalt parking lot by 25 spaces as per drawing,

•	Add new truck/car exit from south side of plant property

•	Add two lighting poles for this area

•	Add 5 Hot Water stations in new production area

•	Security gate and fencing:

•	Install manual operated security gates at plant entrance and exit

•	Repair/replace any fencing disturbed by construction process.

•	Plant road:

•	Road will be gravel

•	Road around plant will be moved as needed for new building and graded to retain swale along fence line

•	Demo old equipment once new plant operational and all production has been moved out of old blenders

•	Demo and remove old plant piping

•	Demo and remove old blenders

•	Demo and remove old storage racks

•	Demo and repair old production area floor

•	Note: caustic production process remains as is.

•	Labels and painting

•	Paint all appropriate exposed metal for new installaion

•	Safety Showers / Eye washes

•	Install as per OSHA regulations (approx every 75’ in production, warehouse, tankfarm and truckloading). Freeze protection is included

•	Relocate Truck Scale:

•	Remove truck scale from truck loading area, repair pad to make smooth.

•	Install truck scale & controls in pit (install flush to ground) between office building and parking lot

•	Install remote controls/readout of scale in shipping office, camera not included

•	Underground cabling for relocated truck weigh scale shall be in PVC pipe

•	Have scale recalibrated once it is relocated.

•	Truck loading/unloading platform:

•

CONTRACTOR will remove existing tank truck access platform and provide an adequate (meets OSHA weight limits) trolly rail over the four truck loading/unloading locations to facilitate owner-provided fall protection.

•	Telephone/Computer:

•	Install all cabling as required for plant control system

•	Provide and install all instrumentation, valves and gauging as indicated in P&IDs and required for operation of CONTRACTOR supplied equipment

•	Plant control system:

•	Provide appropriate training of two Owner personnel to maintain hardware and modify programming.

•	CONTRACTOR will provide storm water retention swales and trenches as necessary for complying with Middletown, OH permit requirement

1.5	Clarifications

1.5.1	Clarifications on Contractor Scope

1.	Offer does not include fire protection for new blend and storage building

2.	Offer does not include insulation and heat tracing for piggable piping except for all launching and receiving stations.

3.	Valves and instruments on existing tanks will be reused as is.

4.	Existing valves, traps and strainers on the steam and condensate branches to existing coils will remain as is. Mains are understood to be reused as is. CONTRACTOR will install branches to 7 existing tanks.

5.	The floor in one tank will be replaced; any repairs to sidewalls would be done at an additional cost.

6.	The reactor system design, steam requirements, and hot oil requirements have been specified by the OWNER.

Civil

a)	Following assumptions relating to civil work at plant site were made:

•

Soil at the site is free of any Toxic Contamination and/or any other environmentally unsafe chemical substances, and any under ground obstacles that may interfere with excavation of the site. CONTRACTOR price does not include any costs associated with special handling and disposal of such unsafe soils.

•	No Seismic Zone requirements or provisions are included in the CONTRACTOR price.

•

Since the upgrading work will be constructed within the existing plant facility, no allowance is included for site survey and coordinates verification. CONTRACTOR assumes this data is available at the plant.

b)	The Geotechnical Study performed by H.C. Nutting Co. in August 2006, was used to prepare the quote for the civil work.

c)	Owner shall, at its own expense, apply for and obtain any required environmental permits from the proper authorities. CONTRACTOR role shall be limited to assisting owner in assembling technical information on an as needed basis for obtaining permits.

d)	Owner is responsible for any underground obstructions not on the drawings provided to CONTRACTOR

Miscellaneous

e)	Owner will pay for power used during the total construction period. The contractor will pay any costs associated with wiring, transformer, disconnects, etc. to provide such power.

f)	The tie-in to existing facilities and demolition and/or reconstruction of existing system will cause operation interruptions. The CONTRACTOR price does not include any temporary facilities required to avoid operation interruptions. It is assumed that the production activities will be planned and scheduled to make existing system available for modification/upgrade/tie-ins etc. based on a tie in schedule from the on-site Construction Manager. Any changes to the provided schedule must be made no less than two working days prior to the tie in activities.

g)	All raw materials required to commission and test the blending system shall be provided by Owner at no charge to CONTRACTOR.

h)	References to “CONTRACTOR” throughout this document shall mean CONTRACTOR or its authorized subcontractors unless specifically stated otherwise.

i)	Paint and other Material at the existing site that is to be dismantled, removed and/or handled by CONTRACTOR and its subcontractor will be free of asbestos.

j)	All tanks are UL rated.

2	Owner (Quaker) Scope of Supply and Services

•	Railcar spill containment:

•	Labels and painting

•	Apply appropriate resilient labeling to all piping, controls and equipment.

•	Install appropriate plant direction signs, including truck entrance,/exit, visitor, employee, etc.

•	Paint yellow strips around safety equipment

•	Paint yellow row strips in all warehouse areas to direct pallet storage.

•	Fire Extinguishers:

•	Hang fire extinguishers as required to meet regulations

•	Railcar Loading Fall Protection:

•	Install fall protection over rail car unloading area.

•	Telephone/Computer:

•	Install main runs of telephone and computer cabling from existing hub to new offices, rooms.

•	Owner will be responsible for final terminations for phone and cable NOT associated with plant control system.

•	Participate in safety review of plant during commissioning

•	Provide resources to commission all equipment and assist in start up of the facility

•	Environmental permit to install

•	Clean storage tanks and process equipment as required for construction activities.

•	Related to the 12,000 sq ft Butler style building and foundation, If the owner desires it, owner will provide.:

•

Lunchroom/training room with HVAC, area to be separated by curtain, tables, free standing chairs, cabinets, power, lighting, exterior windows, phone, sink, computer driven projector in ceiling, screen, white boards, etc.

•	Control room with adequate utilities for main process control system, HVAC, CCTV security and gate controls, work stations, windows to plant production area

•	Laboratory with adequate utilities for sinks, wet testing, 2 work stations, HVAC, one walled off office, sample retain area, laboratory vent hoods, cabinets and work benches for chemical processing

•	Locker rooms. Women’s for 20 people, Men’s for 70 people. HVAC, Lockers, showers, benches, sinks, toilets, mirrors, etc.

•	Maintenance area with adequate utilities storage shelves and work benches as normally used in a maintenance area.

•	Owner will provide office furniture, including desks, chairs, file cabinets, partitions. Contractor to supply all else.

•	Fire Sprinklers:

•	Install fire water system in new building and modify protection in old building as required for occupancy permit.

•	Install second fire water main and tie into existing to create fire “loop” per drawings if additional capacity is needed.

•	Move/install fire hydrants per drawings

•	Provide normal alarms and controls as required by code and consistent with existing.

3	Owner’s Specified Materials and Subcontractors

The size and quantity for the following equipment have been specified by the Owner:

3.1	Process Equipment

3.1.1	Blenders and Reactors

•	Four 6,000-gallon automated blender systems

•	One 4,500-gallon automated blender system,

•	One 1,100-gallon manual blender system,

•	One 350-gallon manual blender system,

•	Two 7,500-gallon automated Reactor systems,

•	One 9,000-gallon automated blender system.

3.1.2	Filling Equipment

•	One 50 drum per hour drum/IBC filling line for reactors and finishing tank, with manual roller conveyors.

3.1.3	Storage Tanks

•	Rework existing bulk storage tanks

•	9 new storage tanks (UL-142 construction)

3.2	Building

3.2.1	New Blend and Storage Building

•	12,000 sq ft Butler style building

3.3	Utilities

3.3.1	Cooling Tower

•	delete this. FMC sized cooling tower.

3.3.2	Scrubber

•	A Scrubber - Ceilcote EVS-16 venturi scrubber, or equivalent

3.3.3	Steam Boiler

•	Steam Boiler - Upgrade burners on existing boilers from 100 HP to 200 HP, to meet steam demands of plant.

3.3.4	Hot Oil Heater

•	Two (2) gas-fired hot oil heaters (GTS DH-V-13/40, 4.0 MM BTU/hr. or equivalent)

3.3.5	Air Compressor

•	remove this. FMC sized the air compressor.

3.3.6	Soft Water

•	A 8,000 gal per hour new softwater system including surge tank and pump

4	Execution Plan

CONTRACTOR proposes to execute the design and engineering, procurement, construction, commissioning, startup, and training of the Middletown Plant Expansion Project on a Turnkey basis as described below:

CONTRACTOR shall perform Process and Detail Engineering, and Procurement. CONTRACTOR shall supply all process equipment and material listed in Section 2 of this scope of work. This process & detailed design work and procurement activities can be commenced immediately upon receiving OWNER authorization.

CONTRACTOR shall modify the existing facility piping, electrical tie-ins, equipment setup, erection, installation, and other site activities associated with this expansion.

4.1 Execution Plan For Engineering and Procurement Work

CONTRACTOR proposes to execute this phase of the Project using an experienced project task force. An organization chart for the proposed task force is attached at the end of this section. The task force will be working under the supervision of CONTRACTOR’s project manager to execute the following project tasks:

4.1.1	Engineering Services

The Process Design task will be performed at CONTRACTOR’s home office in Chicago utilizing highly experienced engineers, designers, and specialists. The Detailed Engineering will be performed by the project team under the supervision of CONTRACTOR. The responsibility of these groups shall be to develop the following items:

•	perform all process design calculations and equipment selection and sizing

•	prepare all process design drawing, operating manuals, and plant control philosophy

•	prepare all instrument and equipment specifications

•	prepare all construction drawings and specifications, and installation details

•	Prepare all construction & installation package, issue package for bids and review bid prices.

•	Prepare all instrument and/or equipment purchase requisitions

•	Review all vendor drawings and data

4.1.2	Procurement Services

Procurement of process equipment will be performed using experienced CONTRACTOR home office staff in Chicago. CONTRACTOR utilizes the services of several freight forwarding organizations, which will be responsible for packaging and shipping of all equipment to the jobsite. The procurement activities for this project shall be performed under the direction of CONTRACTOR’s Procurement Director and the Project Manager. The responsibilities of this procurement group include(s):

•	Prepare quotation and bid documents and review with owner.

•	Solicit suppliers’ quotations

•	Prepare purchase requisitions and review with owner.

•	Perform expediting, inspection, freight forwarding and receiving of equipment at the site

•	Receive, organize and coordinate distribution of all vendor data and drawing submittals

•	Solicit subcontractor installation quotations

4.1.2.1	Procurement Plan

The Procurement Plan establishes critical items and purchasing procedures. It utilizes engineering input from equipment and control lists and integrated project schedules to define the equipment and material-purchasing schedule.

Major milestone activities included in CONTRACTOR’s Procurement Plan are:

•	Supplier’s list is prepared for equipment and materials. This list is prepared early in the project as part of the planning cycle. It utilizes area resource and surveys of supplier capabilities.

•

RFQ’s (Request for Quotations) will be prepared by Engineering and Procurement Team (if required) and issued by the Purchasing Group. They will be date-controlled in conjunction with the project schedule.

•	Quotation summaries will be technically reviewed by Engineering, commercially reviewed by Purchasing, and joint approvals are required prior to executing the purchase.

4.1.2.2	Expediting

The Procurement Plan identifies critical equipment needing special expediting and tracking. Expediting begins with contacting the vendor to confirm that he has entered the CONTRACTOR order into the vendor’s manufacturing/supply program. Expediting continues with the checking of status of vendor engineering, procurement, manufacturing and shipping. CONTRACTOR expedites the review and return of reviewed vendor drawings and data. Comments from vendor data reviews will be transmitted to the vendor by e-mail and/or via courier. Expediting continues until equipment has been received on site.

Equipment deliveries will generally not be contingent on drawing reviews so the vendor may order critical raw materials as soon as he receives CONTRACTOR’s purchase order.

Expediting of spare parts parallels the expediting of the equipment for which the parts are ordered. Major problems, which cannot be effectively resolved via fax or telephone, may require visit(s) to the vendor’s shop. CONTRACTOR can send copies of all Expediting Reports and shop visits to OWNER.

4.1.2.3	Inspection Prior to Shipment

OWNER may wish to inspect equipment supplied by CONTRACTOR. Inspection schedule will be published by CONTRACTOR. OWNER must notify CONTRACTOR two weeks in advance regarding time, date and names of OWNER personnel who would like to witness the shop inspection. OWNER will pay the cost of trips made by OWNER personnel.

CONTRACTOR will develop with OWNER a mutually agreed upon inspection procedure for CONTRACTOR’s scope of supply. This procedure will establish what equipment OWNER would like to inspect, tentative inspection milestones and reporting methods.

CONTRACTOR will submit to OWNER copies of all Inspection Reports within 10 days after receiving the manufacturer’s final report.

4.1.2.4	Ocean Freight

All supplied equipment shall be tagged, containerized and shipped to Middletown, OH on CIP basis as part of the project.

4.1.2.5	Vendor List

EQUIPMENT	VENDOR
MECHANICAL PROCESS EQUIPMENT
Centrifugal Pumps	Durco Goulds

PD Pumps	Viking Pump Blackmer Plenty Pump (with owner approval)

Metering Pumps	Milton Roy Neptune

Agitators	Lightnin Chemineer

Vent Scrubber	Ceilcote

Hot Oil System	Sigma Thermal GTS Fulton Boiler

Steam Traps	Armstrong

Cooling Tower	BAC Marley Evapco

Loading Arms	FMC

Dry Disconnects	OPW

Strainers	Eaton Sure Flow

Demisters	Koch RICSA

Filters	FSI Sparkler

5’x5’Pallet Scale	Mettler-Toledo Hardy Instruments (with owner approval)

Air Compressor Systems	Sullair Quincy Atlas Copco

Flexible Hose	Flexible Components Hose Technologies Senior Flexonics

Spray Nozzles	BEX Lechler BETE

EQUIPMENT	VENDOR
FILLING & PACKAGING
Drum/Tote Filling	Specialty Equipment
Tri Cal
Velcon

INSTRUMENTATION
Control Valves	Neles-Jamesbury

Air Regulator Valve	Norgren
ASCO
Control air

Pressure Regulator Valves	Fulflo
Fisher Controls
Watts Regulator

Back Pressure Regulator Valves	Fulflo
Fisher Controls

Solenoid Valve	ASCO
Parker Hannifin

Level Instruments	Endress & Hauser
Rosemount
Yokokawa

Pressure Indicators	Ashcroft
US Gauge
Weksler

Temperature Indicators	Ashcroft
US Gauge
Weksler

Temperature Transmitters	Fisher-Rosemount
Endress & Hauser
Yokogawa

Pressure Transmitters	Rosemount
Endress & Hauser
Yokogawa

Positive Displacement Meters	Brooks Instruments
Smith Meter
Brodie

4.1.3	Operating Manuals

CONTRACTOR will supply three sets of operating manuals and user’s guides for all equipment and measuring process units and others within CONTRACTOR’s scope of supply.

CONTRACTOR will provide three sets of installation and maintenance manuals for all equipment within CONTRACTOR’s scope of design supply.

A draft of the manuals for the Plant Control System will be issued to OWNER for review after the Factory Acceptance Test (FAT). Manuals shall be updated and issued at least one month before the facility is commissioned.

4.2	Execution Plan For Construction Work

Upon completion of Detail Engineering, CONTRACTOR will issue construction packages including:

•	Civil and structural plant modification work

•	Mechanical Package for pipe, pipe support, tie-in, equipment setting and installation

•	Electrical package to install electrical equipment, conduit, cables, cable trays, and instrument cable and wiring.

CONTRACTOR will send its construction management personnel, which will award Construction Activities. Based on the above the execution plan for the construction work at the site is as follows:

4.2.1	On-Site Construction Management

On-Site construction of the Project shall be performed by local subcontractor(s), hired by CONTRACTOR, under the supervision of CONTRACTOR’s Construction Manager. The subcontractor duties shall include:

•	Obtaining all applicable construction permits.

•	Installation of all furnished Process Equipment.

•	Fabrication and installation of piping systems.

•	Installation of utility piping, as applicable.

•	Installation of electric cable and conduits.

•	Installation of power supply and control wiring cables.

•	Pre-commissioning and commissioning of the facility.

•	On-Site material handling, storage and setting.

•	Develop and administer quality control, safety and environmental site plans.

•	Conduct weekly construction status meetings.

•	Issue monthly progress reports.

4.2.2	As-Built Drawings

As-Built Drawings will be maintained on work site. The As-Built Drawings are a controlled and complete set of documents upon which the Contractor records each and every instance of differences between the Work as executed and the Work as designed and depicted in the documents issued by the Contractor for Construction Work.

4.2.3	Safety Requirements

CONTRACTOR will develop, with assistance from OWNER, Site Safety procedures and an orientation program required to meet OWNER’s safety goals. All workers and visitors shall strictly follow the Project Site Safety Plan. Responsibility for administering all safety policies during construction shall rest with CONTRACTOR and its subcontractors.

4.2.4	Temporary Facilities Requirements

Temporary facilities (i.e., trailer, office, etc.) will be provided by CONTRACTOR’S subcontractors during the construction PHASE. Some large CONTRACTOR equipment, which cannot be stored in a trailer, will require adequate indoor storage space (30 feet x 10 feet) which is to be provided by OWNER. Owner will take reasonable measures to protect the equipment against damage by Quaker activities.

4.2.5	Commissioning Before Functional Completion

CONTRACTOR will provide technical support services for commissioning, startup and plant operator training of the facility. The commissioning and startup services shall consist of the following:

•	Develop commissioning and startup activities schedules and identify manpower required per activity.

•	Develop construction completion checklists and confirm raw materials and spare parts required for plant startup are available.

•	Inspect equipment to ensure that installation and construction activities have been satisfactorily completed by subcontractors.

•	Coordinate on site startup activities with equipment supplier representatives (as required).

•	Witness instrumentation calibration and wiring checkout.

•	Organize and witness dry run for all equipment as well as controls and instrumentation.

•	Witness wet run for the plant and conduct performance verification tests.

•	Conduct performance testing and custody hand over to OWNER personnel.

4.2.6	Commissioning After Functional Completion

CONTRACTOR will provide commissioning services following Functional Completion, which will consist of the following activities:

•	Demo old equipment once new plant is operational and all production has been moved out of old blenders

•	Demo and remove old plant piping

•	Demo and remove old blenders

•	Demo and remove old storage racks

•	Demo and repair old production area floor

4.2.7	Operator Training

Operator Training shall consist of the following:

•	Conduct no more than four days (32 hours) classroom training for operation personnel prior to commissioning.

•	Conduct hands on training of operators during the commissioning of the plant.

4.2.8	Performance Testing

•	Conduct performance tests in accordance with test procedures developed during the detail design to demonstrate the performance guarantee parameters listed in Section 5 of this scope of work.

4.3	Inspection and Test Plan

Contractor will prepare an Inspection and Test Plan and submit to the Owner prior to commissioning of the plant.

4.4	Project Schedule

A preliminary Project Schedule for this project is attached. The proposed project duration is 15 months after the Contract award. CONTRACTOR will develop a detailed master schedule for the project within four weeks after the Contract Award, to be issued to OWNER for review and comments.

CONTRACTOR’s project scheduling function assists the Project Manager and Client in developing totally integrated engineering, procurement, construction and startup plans for accomplishing time objectives and in implementing these plans through detailed scheduling.

A preliminary schedule for the project is attached.

4.5	Milestones

There will be six major milestones in the project. These are:

1.	Preconstruction Activities.

2.	Obtaining Permits.

3.	Equipment Order and Delivery.

4.	Site Construction Activities.

5.	Startup Activities.

6.	Demolition of Existing Piping and Equipment.

4.6	Health and Environmental Protection

OWNER’S health and environment protection standards as well as requirements of local, city and state authorities will be incorporated into the CONTRACTOR execution plan. CONTRACTOR will work very closely with OWNER to ensure that CONTRACTOR has information on the latest state and local requirements.

4.7	Project Team and Key Personnel

The Contractor’s Project Team and Key Personnel for the Expansion Project are identified in Appendix I.

5	Performance Tests and Guarantees

5.1	Measuring Accuracy

The blender/reactor weigh cells and in-line blending flow meters will demonstrate the following accuracy by filling blenders with a known amount of water pumped in from a bulk tank using the FMC blender control software and equipment. This will be demonstrated on three consecutive loadings/blendings of not less than 1000 lbs and three consecutive un-loadings of not less than 1000 lbs. For in-line blender accuracy, the PD meters will be tested to provide the below stated accuracy:

Equipment	Accuracy
200 Gallon	± 3 Lbs
900 Gallon	± 6 Lbs
1,500 Gallon	± 10 Lbs
6,000 Gallon	± 30 Lbs
9,000 Gallon	± 44 Lbs
PD (or MF) Meters	± 2%

The accuracy is the difference between the target amount dosed in the vessel and the actual amount in the vessel. So it includes both the error related to the dosing control equipment and the error in weigh cell reading.

5.2	Contamination

The blender/reactor systems (vessel, inlet piping, outlet piping and piggable transfer lines) will not retain more than the amount of product indicated below when emptied. This will be demonstrated by chemical analysis of the first three production batches made in each of the blenders, reactors and drop tank.

Blender	Max product retained (Lbs)	vessel volume (gal)
V-l	132	6,000
V-2	132	6,000
V-3	132	6,000
V-4	132	6,000

V-5	100	4,500
V-6	24	1,100
V-7	10	350
V-8	150	7,500
V-9	150	7,500
V-10	165	9,000

5.3	Homogeneity

The blenders, reactors and drop tank will demonstrate proper mixing by loading two miscible liquid chemicals with a viscostiy not greater than 500 cps and blending them for 15 minutes. Samples taken from the top and bottom of the blender will indicate not less than 99% homogeneous. This only needs be demonstrated one time in each vessel to be considered complete.

5.4	Cooling Tower

The cooling tower will circulate 1200 gpm for a demonstrated period of 60 minutes as measured by a flow meter with all plant users in cooling mode (minimal pressure drop through system). During this same period, it will demonstrate the capacity to cool water from 95 to 87 F with an ambient WBT of 85 F at full flow. This will be determined by actual measurements and determination of capacity using standard charts.

5.5	Steam Boilers

The two steam boilers running, both at the same time, will demonstrate the ability to generate 400 Hp of steam for a sustained period of one hour with water levels running at steady state.

5.6	Hot Oil Heaters

Both of the hot oil heaters and pumps will demonstrate the ability to generate 4.0 MM BTU per hour of heat for a period of one hour with the oil temperature greater than 450 F.

5.7	Air Compressor

The air compressor system will demonstrate the ability to generate the designed flow rate of 1,000 cfm compressed air, and a maximum dew point of-40F while generating less than 80 db of noise outside the compressor shed.

5.8	Floor Scales

All floor scales will be calibrated by the supplier and they shall provide certificates indicating the accuracy of the scales is within 2 lbs.

5.9	Water Softener

Water softener will demonstrate that it is adequate to produce 4,000 gal of soft water in 30 minutes.

5.10	Pumps

Each of the pumps listed below will demonstrate that they can deliver the design flow rate at the design pressure for a period of 15 minutes minimum:

V-l recirculation pump

V-2 recirculation pump

V-3 recirculation pump

V-4 recirculation pump

V-5 recirculation pump

V-6 recirculation pump

V-7 recirculation pump

V-8 recirculation pump

V-9 recirculation pump

V-10 recirculation pump

V-8 oil recirculation pump

V-9 oil recirculation pump

*	The above are based on viscosity of 500 cP.

Bulk water pump Bulk soft water pump

*	The above are based on viscosity of water.

All bulk raw material pumps

*	The above are based on viscosities of raw materials as shown in tank spreadsheet attachment 4 - BULK TANKS details 011508.xls.

5.11	Controls and Instrumentation

All controls and instrumentation will function as designed at Functional Completion of plant.

5.12	Drum Filling Line

Drum filling line must demonstrate 50 drums per hour equivalent production rate for a period of one hour for acceptance. This is based on viscosity not to exceed 100 cps.

5.13	Piggable Lines

Piggable lines must demonstrate normal flow and pigging performance under conditions of low and high viscosity material. Performance must also demonstrate cleanliness levels needed to support the criteria in Section 4.2. Since the piggable lines may perform differently in winter weather, if the plant is determined to be functionally complete before winter weather, contractor will make any changes necessary for piggible lines to operate correctly in winter weather as part of their performance guarantee.

5.14	Reactor Vacuum

Reactor systems will demonstrate a minimum vacuum of 26 inch HG absolute. With the reactor systems isolated, they will demonstrate “air-tightness” such that they do not loose more than 1 inch HG vacuum in 8 hours.

6	Functional Completion

Functional Completion means that date when the Work, or a System:

a)	has passed the required Performance Tests that are stipulated in the Scope of Work to be performed before Functional Completion; and

b)	is certified by the Owner’s Representative as being complete or ready to be put into service, or being used for the purpose intended and a Functional Completion Certificate is issued., and

c)	Only non-critical punch list items remain to be completed by contractor. Non-critical punch list items are items that do not measurably affect safety, protection of the environment, efficiency or quality.

7	Attachments

7.1	Process Drawings

7.2	General Arrangement

7.3	Preliminary Project Schedule

7.4	BULK TANKS details 011508.xls (F Sansom note: I need to see a copy of this to validate is it the most recent verion)

ATTACHMENT 7.1

PROCESS DRAWINGS

TF-001
30,000 GAL
TF-002
30,000 GAL
TF-003
30,000 GAL
TF-004
30,000 GAL
TF-005
30,000 GAL
TF-006
30,000 GAL
STAINLESS
TF-007
30,000 GAL
TF-008
30,000 GAL
TF-009
30,000 GAL
TF-010
30,000 GAL
300 GPM (N)
225 GPM (N)
200 GPM (N)
LEGEND:
EXISTING PIPING
NEW PIPING
# = NUMBER OF LINES
PIGGABLE
DEDICATED
FMC Technologies
Quaker Chemical Corporation
PROCESS FLOW DIAGRAM
EXISTING TANKS TF-001 TO TF-010
PFD-01
ISSUED FOR FINAL REVIEW
MAY 2008

TF-011
12,000 GAL
TF-012
12,000 GAL
TF-013
12,000 GAL
TF-014
12,000 GAL
TF-015
12,000 GAL
TF-016
12,000 GAL
TF-017
12,000 GAL
TF-018
12,000 GAL
TF-019
12,000 GAL
SLOP OIL
TF-020
12,000 GAL
TF-021
12,000 GAL
TF-022
12,000 GAL
TF-023
12,000 GAL
TF-024
12,000 GAL
WASTE
WATER
TF-025
12,000 GAL
TRUCK UNLOAD
TRUCK LOADING
BLENDER HOSE BOARD
LEGEND:
EXISTING PIPING
NEW PIPING
(#) # = NUMBER OF LINES
P PIGGABLE
D DEDICATED

FMC Technologies

Quaker Chemical Corporation

PROCESS FLOW DIAGRAM

EXISTING TANKS TF-011 TO TF-025

PFD-02

A

MAY 2006

ISSUED FOR FINAL REVIEW

TF-026
12,000 GAL
TF-027
12,000 GAL
TF-028
12,000 GAL
TF-029
12,000 GAL
TF-030
12,000 GAL
TF-031
12,000 GAL
TF-032
12,000 GAL
TF-033
12,000 GAL
TF-034
12,000 GAL
TF-035
12,000 GAL
TF-036
12,000 GAL
TF-037
12,000 GAL
TF-038
12,000 GAL
TF-039
12,000 GAL
TF-040
12,000 GAL
100 GPM (N)
LEGEND:
EXISTING PIPING
NEW PIPING
# = NUMBER OF LINES
PIGGABLE
DEDICATED
FMC Technologies
Quaker Chemical
PROCESS FLOW DIAGRAM
EXISTING TANKS TF-026 TO TF-040
PFD-03
ISSUED FOR FINAL REVIEW

TF-041
13,000 GAL
100 GPM (K)
TF-043
20,000 GAL
150 GPM (K)
TF-049
20,000 GAL
225 GPM (K)
TF-045
12,000 GAL
TF-047
12,000 GAL
STAINLESS
TF-046
12,000 GAL
TF-048
12,000 GAL
STAINLESS
TF-042
12,000 GAL
50 GPM (K)
TF-044
12,000 GAL
75 GPM (K)
LEGEND:
EXISTING PIPING
NEW PIPING
(#) # = NUMBER OF LINES
P PIGGABLE
D DEDICATED
FMC Technologies
Quaker Chemical
Corporation
PROCESS FLOW DIAGRAM
NEW TANKS
TF-041 TO
TF-049
PFD-04
A ISSUED FOR FINAL REVIEW
MAY 2008

BLENDER HOSE BOARD MANIFOLD
B05
4500 GAL
B04
6000 GAL
B03
6000 GAL
B02
6000 GAL
B01
6000 GAL
STM
CWS
CWR
COND
WATER
DRUM
PALLET SCALE
200 gpm
KOSHER
WATER BASED
HLDV
3" D
3" P
BBV-09
1100 GAL
125 gpm
BBV-10
350 GAL
50 gpm
(AUTOMATIC TEMPERATURE CONTROL)
NOTE - EVERYTHING ON THIS SHEET IS NEW.
LEGEND:
EXISTING PIPING
NEW PIPING
(#) # = NUMBER OF LINES
P PIGGABLE
D DEDICATED
FMC Technologies
Quaker Chemical
PROCESS FLOW DIAGRAM
BLENDING VESSELS, HOSE BOARD MANIFOLD, AND PRODUCT DISTRIBUTION
PFD-05
ISSUED FOR FINAL REVIEW
MAY 2006

REACTOR#1
7500 GAL
REACTOR#2
7500 GAL
COOLER
COOLER
200 gpm
200 gpm
FINISHING
VESSEL
9000 GAL
COOLER
FILTER
200 gpm
FILLERS
NOTE - EVERYTHING ON THIS SHEET IS NEW.
LEGEND:
EXISTING PIPING
NEW PIPING
(#) # = NUMBER OF LINES
P PIGGABLE
D DEDICATED
FMC Technologies
Quaker Chemical
PROCESS FLOW DIAGRAM
REACTORS, FINISHING VESSEL AND PRODUCT DISTRIBUTION
PFD-06
ISSUED FOR FINAL REVIEW

TRUCK & RAILCAR UNLOADING MFLD
FINISHED PRODUCT TRUCK LOADING
PIGGABLE BOTTOM LOADING ARM (TYP.)
TANK TRUCK
UNLOADING
LOADING
UNLOADING PUMP
TANK CAR
UNLOADING SPOT #1
UNLOADING SPOT #2
UNLOADING SPOT #3
UNLOADING SPOT #4
PUMP
(SLOP OIL)
(WASTE WATER)
REACTORS & FINISHING VESSEL
STATIC MIXER
METER
METERING PUMP
DYE
INLINE BLENDERS
LEGEND:
EXISTING PIPING
NEW PIPING
(#) # = NUMBER OF LINES
P PIGGABLE
D DEDICATED
FMC Technologies
Quaker Chemical Corporation
PROCESS FLOW DIAGRAM
TRUCK & RAILCAR UNLOADING, INLINE BLENDERS AND TRUCK LOADING
PFD-07
MAY 2008

TYPICAL MANUAL VALVES
BALL VALVE
BUTTERFLY VALVE
CHECK VALVE
WAFER CHECK VALVE
GATE VALVE
GLOBE VALVE
NEEDLE VALVE
PLUG VALVE
3-WAY VALVE
4-WAY PLUG VALVE
3-WAY PIGGABLE VALVE
FLOAT OPERATED VALVE
ANGLE VALVE OR SAMPLE VALVE
SLIDE VALVE
AUTOMATIC RECIRCULATION CONTROL (ARC VALVE)
TYPICAL INSTRUMENTATION VALVES
SELF CONTAINED CONTROL VALVE
GLOBE VALVE WITH DIAPHRAGM ACTUATOR AND POSITIONER
BALL VALVE WITH DIAPHRAGM ACTUATOR AND POSITIONER
BALL VALVE WITH PISTON ACTUATOR
BUTTERFLY VALVE WITH PISTON ACTUATOR
3-WAY BALL VALVE WITH PISTON ACTUATOR
3-WAY PIGGABLE BALL VALVE WITH PISTON ACTUATOR
BALL VALVE WITH MOTORIZED ACTUATOR
BUTTERFLY VALVE WITH MOTORIZED ACTUATOR
2-WAY SOLENOID VALVE
3-WAY SOLENOID VALVE
4-WAY SOLENOID VALVE
ADJUSTABLE PRESSURE RELIEF VALVE
ADJUSTABLE PRESSURE/VACUUM RELIEF VALVE
CONCENTRIC REDUCER
ECCENTRIC REDUCER
END CAP
HOSE CONNECTION
FLEXIBLE RUBBER HOSE
FLEXIBLE METAL BRAIDED HOSE
MECHANICAL COUPLING
STEAM TRAP
ORIFICE PLATE & FLANGE
FLANGE REDUCING
BLANK CLOSED SPECTACLE
BLANK OPEN SPECTACLE
SPACER BLIND
SPACER OPEN
HLDV / ILDV
TWIN HLDV / ILDV
PIG TEE
PIG LAUNCHER/RECEIVER
EDUCTOR
CONE STRAINER
Y-STRAINER
FILTER OR STRAINER
FLANGE NOZZLE
FLANGE NOZZLE WITH BLIND
MANWAY
GAGE HATCH
RUPTURE DISC
THERMOWELL FLANGED
THERMOWELL
STATIC INLINE MIXER
AIR VENT
CENTRIFUGAL PUMP
POSITIVE DISPLACEMENT ROTARY PUMP
METERING PUMP
DIAPHRAGM PUMP
SUCTION HEATER
SHELL & TUBE HEAT EXCHANGER
INTERNAL PIPE COIL HEATER
MOTOR OPERATED AGITATOR OR MIXER
SPARGER
POINT OF CONNECTION
REVISION MARK
PLATFORM SCALE
TURBINE METER
POSITIVE DISPLACEMENT METER
MASS
MASS FLOW METER
EXTERNAL HALF PIPE COIL HEATER
EXTERNAL JACKET HEATER
INSULATION OR EQUIPMENT
SPRAY NOZZLE
EXTERNAL ELECTRIC JACKET HEATER
VENT
VENT WITH SCREEN
DRUM
DRUM (55 GAL OR 200 L)
TOTE OR BIN
LOAD CELL
PIPING SYMBOLS
PRIMARY PROCESS LINE
SECONDARY PROCESS LINE
PRIMARY UTILITY LINE
SECONDARY UTILITY LINE
FUTURE LINE
EXISTING LINE
EXISTING LINE, TO BE REMOVED
OFF PAGE CONNECTOR
INSULATED PIPE LINE
INSULATED PIPE LINE WITH ELECTRIC HEAT TRACING
INSULATED PIPE LINE WITH STEAM HEAT TRACING
SLOPED LINE DOWN
SLOPED LINE UP
FLOW DIRECTION ARROW
INSTRUMENT SIGNAL LINES
CAPILLARY
ELECTRICAL
PNEUMATIC
HYDRAULIC
ELECTROMAGNETIC, SONIC OR NUCLEAR
SOFTWARE OR DATA LINK
PROCESS CONTROL INPUT AND/OR OUTPUT
LINE SEGMENT BREAKS
CONSTRUCTION RESPONSIBILITY
CONSTRUCTION STATUS
END OF GROUP
HEAT TRACING REQUIREMENTS
INSULATION REQUIREMENTS
MATERIALS OF CONSTRUCTION
NOMINAL DIAMETER BREAK
SUPPLY RESPONSIBILITY
TAG SEQUENCE BREAK
Issued for Reference
NONE
Jan 11, 2008
FMC Technologies
Blending & Transfer
Quaker Chemical Corporation
P&IDs
SYMBOLS, LEGENDS AND ABBREVIATIONS
PID-001
A

## COMMON ABBREVIATIONS

AE = AIR ELIMINATOR

BC = BLEND CENTER
BLR = BOILER

CAP = CAPACITY
CIRC = CIRCULATION
CL = CLASS
CO = CLEAN OUT
CSC = CAR SEAL CLOSED
CSO = CAR SEAL OPENED

DDU = DRUM DECANTING UNIT

(E) = EXISTING
ESD = EMERGENCY SHUTDOWN DEVICE

FA = FLAME ARRESTER
FC = FAIL CLOSED
FF = FLAT FACE
FL = FAIL LAST
FO = FAIL OPEN
FP = FULL PORT
FPM = FINISHED PRODUCT MANIFOLD

GH = GAGE HATCH

HLDV = HEAD LINE DISTRIBUTION VALVE
HOA = HAND-OFF-AUTO SWITCH
HC = HOSE CONNECTION
HZ = HERTZ (CYCLES PER SECOND)

IA = INSTRUMENT AIR
ILDV = IN LINE DISTRIBUTION VALVE
I/O = INPUT OR OUTPUT

M = MOTOR
MAX = MAXIMUM
MCC = MOTOR CONTROL CENTER
MFLD = MANIFOLD
MIN = MINIMUM
MOD = MODULATING
MW = MANWAY

NC = NORMALLY CLOSED
NO = NORMALLY OPEN

PLR = PIG LAUNCHER / RECEIVER
PRESS = PRESSURE
PS = PIG STOP

REV = REVERSE
RF = RAISED FACE
RPM = REVOLUTIONS PER MINUTE

SC = SAMPLE CONNECTION
SG = SIGHT GLASS OR SIGHT GAUGE

TEMP = TEMPERATURE
T/C = TANK CAR OR RAIL CAR
T/T = TANK TRUCK
TYP = TYPICAL

VAC = VACUUM
VFD = VARIABLE FREQUENCY DRIVE

WDO = WATER DRAWOFF
WE = (SUPPLIED) WITH EQUIPMENT

## LINE IDENTIFICATION

4 - P 21 01 - 001 - 201 - ET - LH

- LH — INSULATION CODE (SEE ITEM 5)
- ET — TRACING CODE (SEE ITEM 4)
- 201 — PIPING MATERIAL CODE (SEE ITEM 3)
- 001 — LINE SERIAL NUMBER STARTING AT 001
- 01 — UNIT CODE OF ASSOCIATED EQUIPMENT
- 21 — PROCESS AREA CODE (SEE ITEM 2)
- P — SERVICE IDENTIFICATION CODE (SEE ITEM 1)
- 4 — PIPE SIZE (IN INCHES OR MILLIMETERS AS APPLICABLE)

**1. SERVICE IDENTIFICATION CODES**
D = DRAIN
FL = FLUSH OIL
FO = FUEL OIL
HO = HOT OIL (THERMAL FLUID)
IA = INSTRUMENT AIR
N = NITROGEN
NG = NATURAL GAS
P = PROCESS
PA = PLANT AIR
S = STEAM OR CONDENSATE
V = VENT
W = WATER
WC = COOLING WATER
WF = FIRE WATER
WP = PROCESS WATER

**2. PROCESS AREA CODES**
20 = RAW MATERIAL UNLOADING AND ASSOCIATED TRANSFER SYSTEMS
21 = BASE OIL STORAGE AND ASSOCIATED TRANSFER SYSTEMS
22 = ADDITIVE STORAGE AND ASSOCIATED TRANSFER SYSTEMS
23 = FINISHED PRODUCT STORAGE
31 = BLENDING SYSTEMS
33 = REACTOR SYSTEMS
35 = DRUM DECANTING SYSTEMS
42 = FINISHED PRODUCT TRANSFER SYSTEMS
43 = FINISHED PRODUCT DESTINATIONS
51 = COMPRESSED AIR SUPPLY AND DISTRIBUTION SYSTEM
52 = NITROGEN SUPPLY AND DISTRIBUTION SYSTEM
53 = WATER SUPPLY AND DISTRIBUTION SYSTEMS
55 = STEAM SUPPLY AND CONDENSATE RETURN SYSTEM
56 = THERMAL FLUID FURNACE AND SUPPLY SYSTEM
57 = VACUUM, VENT AND DEMISTER SYSTEMS

**3. PIPE MATERIAL CODES**
201 = ANSI CL 150 CARBON STEEL FOR STEAM OR CONDENSATE SERVICE
202 = ANSI CL 150 CARBON STEEL FOR PLANT AIR SERVICE
203 = ANSI CL 150 GALVANIZED STEEL FOR PLANT AIR SERVICE
204 = ANSI CL 150 CARBON STEEL FOR HOT OIL HEAT TRANSFER SERVICE
205 = ANSI CL 300 CARBON STEEL FOR HOT OIL HEAT TRANSFER SERVICE
206 = CARBON STEEL FOR PROCESS WATER OR GLYCOL SERVICE
208 = POLYVINYL CHLORIDE (PVC) FOR POTABLE WATER OR CHEMICAL SERVICE
210 = DUCTILE IRON FOR UNDERGROUND FIREWATER SERVICE
214 = DUCTILE IRON FOR UNDERGROUND STORM WATER SERVICE
218 = ANSI CL 150 CARBON STEEL FOR NITROGEN OR NATURAL GAS SERVICE
250 = ANSI CL 150 CARBON STEEL FOR PIGGABLE PROCESS SERVICE
251 = ANSI CL 150 CARBON STEEL FOR NON-PIGGABLE PROCESS SERVICE
260 = ANSI CL 150 STAINLESS STEEL FOR PIGGABLE PROCESS SERVICE
261 = ANSI CL 150 STAINLESS STEEL FOR NON-PIGGABLE PROCESS SERVICE
262 = STAINLESS STEEL VENT DUCT
267 = COPPER TUBE FOR STEAM TRACE SERVICE

**4. TRACING CODES**
ET = ELECTRIC TRACED
HOT = HOT OIL TRACED
ST = STEAM TRACED
WT = WATER TRACED

**5. INSULATION CODES**
LC = COLD INSULATION
LH = HOT INSULATION
PP = PERSONNEL PROTECTION

## EQUIPMENT IDENTIFICATION

P - 21 01 A

- A — OPTIONAL SUFFIX
- 01 — UNIT CODE
- 21 — PROCESS AREA CODE (SEE ITEM 2 IN LINE ID SECTION)
- P — EQUIPMENT TYPE CODE (SEE BELOW)

**EQUIPMENT TYPE CODES**
A = AGITATOR OR MIXER
C = COLUMN
D = DRYING EQUIPMENT
E = HEAT TRANSFER EQUIPMENT
F = FURNACE, HEATER OR BOILER
IS = STORAGE TANK (LOCATED INDOORS)
J = JET (EJECTOR, INJECTOR OR EDUCTOR)
K = COMPRESSOR, BLOWER OR FAN
M = ELECTRIC MOTOR
OS = STORAGE TANK (LOCATED OUTDOORS)
P = PUMP
R = REACTOR
S = SEPARATOR, FILTER OR STRAINER
U = MISCELLANEOUS
V = VESSEL
W = WEIGHING EQUIPMENT
X = STATIONARY TRANSPORT EQUIPMENT
Z = LOADING OR UNLOADING ARM

## EQUIVALENT PIPE SIZE

Unless specifically defined otherwise, the following sizes are implied to be equivalent for pipe, valves, nozzles and fittings.

| English (inch) | Metric (mm) |
|---|---|
| ¼ | 6 |
| ½ | 15 |
| ¾ | 18 |
| 1 | 25 |
| 1½ | 40 |
| 2 | 50 |
| 3 | 80 |
| 4 | 100 |

| English (inch) | Metric (mm) |
|---|---|
| 6 | 150 |
| 8 | 200 |
| 10 | 250 |
| 12 | 300 |
| 16 | 400 |
| 18 | 450 |
| 20 | 500 |
| 24 | 600 |

## INSTRUMENT IDENTIFICATION

21 - LSH - 31 01 A

- A — OPTIONAL SUFFIX
- 01 — SERIAL NUMBER STARTING AT 01
- 31 — UNIT CODE OF ASSOCIATED INSTRUMENT
- LSH — INSTRUMENT TYPE CODE (SEE BELOW)
- 21 — PROCESS AREA CODE (SEE ITEM 2 IN LINE ID SECTION)

TYPICAL INSTR BUBBLE

21
LSH
3101A

**COMMON INSTRUMENT TYPE CODES**

EC = ELECTRICAL CONTACTOR OR MOTOR STARTER
FE = FLOW ELEMENT
FCV = FLOW CONTROL VALVE
FI = FLOW INDICATOR
FIT = FLOW TRANSMITTER WITH LOCAL INDICATOR
FSH = HIGH FLOW SWITCH
FSL = LOW FLOW SWITCH
FT = FLOW TRANSMITTER
FV = OPEN/CLOSED AUTO VALVE FOR FLOW CONTROL
FV1 = FLUSH MOUNTED OPEN/CLOSED AUTO VALVE
FV2 = 2-STAGE AUTO VALVE
FV3 = 3-WAY AUTO VALVE
FY = I/P CONVERTER (FV ASSOC.)

HS = HAND SWITCH

LI = LEVEL INDICATOR
LIT = LEVEL TRANSMITTER WITH LOCAL INDICATOR
LSH = HIGH LEVEL SWITCH
LSL = LOW LEVEL SWITCH
LT = LEVEL TRANSMITTER

PCV = PRESSURE CONTROL VALVE
PI = PRESSURE INDICATOR
PIT = PRESSURE TRANSMITTER WITH LOCAL INDICATOR
PRV = PRESSURE REGULATING VALVE (SELF-CONTAINED)
PSV = PRESSURE SAFETY VALVE
PT = PRESSURE TRANSMITTER

TE = TEMPERATURE ELEMENT (RTD OR THERMOCOUPLE)
TI = TEMPERATURE INDICATOR
TIT = TEMPERATURE TRANSMITTER WITH LOCAL INDICATOR
TSH = HIGH TEMPERATURE SWITCH
TSL = LOW TEMPERATURE SWITCH
TT = TEMPERATURE TRANSMITTER
TV = OPEN/CLOSED VALVE FOR TEMPERATURE CONTROL

XC = CONTACT OUTPUT (INTERFACE)
XS = CONTACT INPUT (INTERFACE)
XV = SOLENOID VALVE

ZI = LOCAL INDICATOR (PIG DETECTOR)
ZIS = POSITION SWITCH WITH LOCAL INDICATOR
ZS = POSITION SWITCH (PIG SENSOR)
ZSC = POSITION SWITCH (FOR CLOSED POSITION)
ZSO = POSITION SWITCH (FOR OPEN POSITION)

## FUNCTIONAL IDENTIFICATION OF INSTRUMENTS

| | FIRST LETTER | | SUCCEEDING LETTER | | |
|---|---|---|---|---|---|
| | MEASURED OR INITIATING VARIABLE | MODIFIER | READOUT OR PASSIVE FUNCTION | OUTPUT FUNCTION | MODIFIER |
| A | ANALYSIS | | ALARM | | |
| B | BURNER, COMBUSTION | | USER'S CHOICE | USER'S CHOICE | USER'S CHOICE |
| C | CONDUCTIVITY (ELECTRICAL) | | | CONTROL | CLOSED |
| D | DENSITY (MASS) OR SPECIFIC GRAVITY | DIFFERENTIAL | | | |
| E | VOLTAGE | | SENSOR (PRIMARY ELEMENT) | | |
| F | FLOW RATE | RATIO (FRACTION) | | | |
| G | GAUGING (DIMENSIONAL) | | GLASS, VIEWING DEVICE | | |
| H | HAND (MANUAL) | | | | HIGH |
| I | CURRENT (ELECTRICAL) | | INDICATE | | |
| J | POWER | SCAN | | | |
| K | TIME OR TIME SCHEDULE | TIME RATE OF CHANGE | | CONTROL STATION | |
| L | LEVEL | | LIGHT | | LOW |
| M | MOISTURE OR HUMIDITY | MOMENTARY | | | MIDDLE, INTERMEDIATE |
| N | USER'S CHOICE | | USER'S CHOICE | USER'S CHOICE | USER'S CHOICE |
| O | USER'S CHOICE | | ORIFICE, RESTRICTION | | |
| P | PRESSURE OR VACUUM | | POINT (TEST) CONNECTION | | |
| Q | QUANTITY | INTEGRATE OR TOTALIZE | | | |
| R | RADIATION | | RECORD OR PRINT | | |
| S | SPEED OR FREQUENCY | SAFETY | | SWITCH | |
| T | TEMPERATURE | | | TRANSMIT | |
| U | MULTIVARIABLE | | MULTIFUNCTION | MULTIFUNCTION | MULTIFUNCTION |
| V | VIBRATION | | | VALVE, DAMPER OR LOUVER | |
| W | WEIGHT OR FORCE | | WELL | | |
| X | UNCLASSIFIED | X AXIS | UNCLASSIFIED | UNCLASSIFIED | UNCLASSIFIED |
| Y | USER'S CHOICE | Y AXIS | | RELAY, COMPUTE OR CONVERT | |
| Z | POSITION, DIMENSION | Z AXIS | POSITION | DRIVER, ACTUATOR, UNCLASSIFIED FINAL CONTROL ELEMENT | |

A
ISSUED

| | |
|---|---|
| SCALE | NONE |
| DRAWN | TNT |
| CHECKED | RJH |
| APPROVED | JS |
| DATE | Jan 11, 2008 |

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P&IDs

SYMBOLS, LEGENDS AND ABBREVIATIONS

PID-002

PJ00275

QUAKER CHEMICAL INC.

GENERAL NOTES AND INSTRUCTIONS

1.	WHERE USED, HOSE COUPLINGS SHALL BE “DRY-BREAK” DESIGN TO HELP PREVENT ACCIDENTAL SPILLS.

2.	WHEREVER POSSIBLE, ALL INSTRUMENTS AND MANUAL VALVES SHALL BE ACCESSIBLE TO A TECHNICIAN WITHOUT THE USE OF A LADDER.

3.	AUTOMATED CONTROL SYSTEM TO INCLUDE VISUAL AND AUDIBLE INDICATORS FOR ALARM CONDITIONS. IF POSSIBLE, TECHNICIAN SHALL BE ABLE TO DISCERN FROM THE INDICATOR THE SERIOUSNESS OF THE ALARM CONDITION (I.E., REQUEST ALARM VERSUS WARNING ALARM VERSUS EMERGENCY ALARM).

4.	OPEN ENDED LINES SUCH AS VENTS AND OVERFLOWS SHALL BE DIRECTED TO A SAFE LOCATION TO MINIMIZE THE CHANCE OF CONTACT TO PERSONNEL.

5.	BRANCH CONNECTIONS INTO VENT HEADER SHALL ALWAYS ENTER INTO TOP OF HEADER. THIS DESIGN LESSENS THE CHANCE OF BACK-FLOW OF FLUID FROM HEADER INTO BRANCH LINE.

6.	EMERGENCY SHUTDOWN BUTTONS (ESD) SHALL BE LOCATED IN NORMAL WORKING AREAS TO ALLOW FOR THE AUTOMATIC SHUTDOWN OF EQUIPMENT AND/OR SYSTEMS. QUANTITY AND LOCATION OF BUTTONS SHALL BE DETERMINED DURING DETAIL DESIGN PHASE.

7.	WHENEVER POSSIBLE, FLEXIBLE HOSES SHALL BE ORIENTED IN A HORIZONTAL POSITION WHEN CONNECTED TO WEIGH VESSELS (I.E, VESSELS ON LOAD CELLS).

8.

9.	EACH AUTOMATED RAW MATERIAL INLET VALVE INTO A BLENDER OR REACTOR SHALL BE MOUNTED AS CLOSE AS IS FEASIBLE TO THE VESSEL THE PIPE LINE BETWEEN THE VALVE AND THE VESSEL SHALL BE SLOPED TO RESULT THAT THE LINE CAN FREE DRAIN INTO THE VESSEL THE IDEAL DESIGN IS FOR THE LINE TO BE ORIENTED VERTICALLY FROM THE VALVE INTO THE VESSEL. THIS DESIGN IMPROVES DOSING ACCURACY AND MINIMIZES DRIPPING OF RESIDUAL FLUID FROM LINE INTO THE VESSEL.

10.	PUMPS, STRAINERS, FILTERS, VALVES, METERS AND OTHER FLUID-FILLED COMPONENTS THAT ARE INSTALLED IN PIPING SYSTEMS THAT ARE TRACED AND/OR INSULATED SHALL ALSO BE TRACED AND INSULATED TO MATCH THE REQUIREMENTS OF THE ATTACHED PIPING SYSTEM.

11.	WHERE SIZE IS NOT INDICATED ON THE DRAWING FOR A DRAIN OR VENT VALVE, USE THE FOLLOWING GUIDELINES:

•	USE A15 MM (1/2 INCH) VALVE FOR VENT OR DRAIN WHEN CONNECTED TO A MAIN LINE OF 50 MM (2 INCHES) OR SMALLER;

•	USE A18 MM (3/4 INCH) VALVE FOR VENT OR DRAIN WHEN CONNECTED TO A MAIN LINE LARGER THAN 50 MM (2 INCHES);

12.	VENT AND DRAIN VALVES SHALL HAVE ROUND OR OVAL HANDLES. THIS WILL LESSEN THE CHANCE OF ACCIDENTAL OPENING IF THE VALVE IS BUMPED. ALL VENT AND DRAIN VALVES SHOULD BE FITTED WITH A PLUG OR BLIND ON THE OPEN END WHEN NOT IN OPERATION.

13.	WHERE INLET LINES TO A BLENDER ARE TRACED AND/OR INSULATED, THE TRACING AND/OR INSULATION SHALL STOP APPROXIMATELY 450 MM (18 INCHES) ABOVE THE TOP OF VESSEL. THIS WILL PREVENT THE TRACING AND/OR INSULATION FROM INTERFEREING WITH THE INSTALLATION OF THE SEAL BOOT BETWEEN THE LINE AND THE VESSEL.

14.	FLEXIBLE HOSES THAT ARE USED TO CONNECT BETWEEN THERMAL LINES AND WEIGH VESSELS SHALL NOT BE TRACED OR INSULATED. THIS ALLOWS FOR FULL MOVEMENT OF THE HOSE WHICH RESULTS IN MORE ACCURATE WEIGHING USING THE LOAD CELL SYSTEM.

15.	ALL AUTOMATED VALVES ARE “FAIL CLOSED” UNLESS OTHERWISE INDICATED.

84

NOTES
1. NOT ALL EXISTING PIPES ARE HEAT TRACED AND INSULATED.
Capacity: 100.0 gallon/min
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver:
Driver Power:
Flange Rating:
PLANT AIR
TANK TRUCK
FROM PID-004
(RAIL CAR UNLOADING)
NOTE 1
TO EXISTING TANKS
TO NEW TANKS (2)
TO NEW TANKS (1)
P-2001B
(EXISTING)
ON / OFF
20-HLDV-01
VENT
TO REACTORS
COMPRESSED AIR
TO DEMISTER
D
ISSUED
Revised per Comments
Issued for Review
NONE
CEP
JS
Jan 10, 2006
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Blending & Transfer
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Corporation
P&IDs
TYPICAL TRUCK UNLOADING
PID-004
PJ00275

P-2002A UNLOADING PUMP
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver: Electric Motor
Driver Power:
Flange Rating:
P-2002B UNLOADING PUMP
Capacity: 200.0 gallon/min
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver:
Driver Power:
Flange Rating:
P-2002C UNLOADING PUMP
Capacity: 200.0 gallon/min
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver:
Driver Power:
Flange Rating:
P-2002D UNLOADING PUMP
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver: Electric Motor
Driver Power:
Flange Rating:
NOTES
1. THIS IS TYPICAL CONFIGURATION FOR RAIL CAR STEAM HEATING SYSTEM.
NOTE 1
STEAM SUPPLY
VENT
CONDENSATE RETURN
RAILCAR
SPOT #1
RAILCAR
SPOT #2
RAILCAR
SPOT #3
RAILCAR
SPOT #4
P-2002A
(EXISTING FOR 300 OIL)
P-2002B
(EXISTING FOR KOSHER)
P-2002C
(EXISTING FOR ESTER)
P-2002D
(EXISTING FOR 100 OIL)
PSV
TO PID-004 (TANK TRUCK UNLOADING MANIFOLD)
TO PID-004 (TANK TRUCK UNLOADING MANIFOLD)
TO PID-004 (TRUCK UNLOADING MANIFOLD)
TO PID-004 (TRUCK UNLOADING MANIFOLD)
C
Revised per Comments
B
Issued for Review
A
Issued for Review
NONE
CEP
RJH
JS
Jan 10, 2008
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Corporation
P&IDs
TYPICAL
RAILCAR UNLOADING
PID-005
PJ00275

86

NOTES:
1. RUN COPPER TUBING AS TRACE LINE TO PREVENT [illegible] STEAM/CONDENSATE LINES FROM FREEZING.
2. THE FOLLOWING TANKS SHALL HAVE NEW HEATING ELEMENT: TF-[illegible]
3. SIDE MOUNTED AGITATOR ON TF-[illegible] & TF-[illegible]
4. NOT ALL OF EXISTING PIPES ARE HEAT TRACED AND INSULATED.

THIS PID REPRESENTS THE FOLLOWING EXISTING TANKS (33):
TF-0001, 0002, 0006 TO 0008, 0011 TO 0029, 0031 , 0032,
0034 TO 0040

FROM RAIL CAR/TRUCK UNLOADING MANIFOLD
NOTE 4
FROM REACTORS 1 & 2
TF-00XX
(EXISTING)
E-00XX
NOTE 2
NOTE 1
FROM STEAM SUPPLY
TO CONDENSATE RETURN
VENT
DRAIN
NOTE 3
ON/OFF
SAMPLE VALVE
TO TF-000 (CAUSTIC)
FROM/TO BEN HOSE BOARD MANIFOLD

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P&IDs

TYPICAL
EXISTING STORAGE TANK

PID-000

CONE ROOF TANK
Diameter:
T-T Height:
Nominal Capacity:
Design Pressure:
Design Temperature:
MOC:
Insulation Thickness:
E-22XX
INTERNAL HEATING COIL
Duty:
Surface Area:
Design Press (Shell):
Design Temp (Shell):
MOC (Shell):
Design Press (Tube):
Design Temp (Tube):
MOC (Tube):
NOTES
1. RUN COPPER TUBING AS TRACE LINE TO PREVENT MAIN STEAM/CONDENSATE LINES FROM FREEZING.
2. TANK TF-0033 SHALL HAVE NEW HEATING ELEMENT.
FROM/TO RAIL CAR/TRUCK UNLOADING MANIFOLD
THIS PID REPRESENTS THE FOLLOWING EXISTING TANKS (7)
TF-0003, 0004, 0005, 0009, 0010, 0030, 0033
( TF-0005 & TF-0010 SHARE ONE PUMP)
DESICCANT
TF-00XX
(EXISTING)
E-00XX
(EXISTING)
NOTE 2
FROM STEAM SUPPLY
NOTE 1
DRAIN
TO CONDENSATE RETURN
VENT
MW
SAMPLE VALVE
FROM/TO BBV HOSE BOARD MANIFOLD
S-22XX
P-22XX
HOA
DRAIN
TO IN-LINE BLENDER FROM
TO REACTORS FROM
F
ISSUED
Revised Per Comments
Issued for Review
SCALE NONE
Jan 10, 2006
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P&IDs
TYPICAL
EXISTING STORAGE TANK
PID-007

TF-00XX/55
CONE ROOF TANK
Diameter:
T-T Height:
Nominal Capacity:
Design Pressure:
Design Temperature:
MOC:
Insulation Thickness:

E-00XX
INTERNAL HEATING COIL
Duty:
Surface Area:
Design Press (Shell):
Design Temp (Shell):
MOC (Shell):
Design Press (Tube):
Design Temp (Tube):
MOC (Tube):

FILTER
Flow Capacity:
Design Pressure:
Design Temperature:
Wetted MOC:
Flange Rating:

NOTES
1. RUN COPPER TUBING AS TRACE LINE TO PREVENT MAIN STEAM/CONDENSATE LINES FROM FREEZING.

THIS PID REPRESENTS THE FOLLOWING BULK TANKS(2):
TF-0042, 0044,

FROM TRUCK UNLOADING
FROM STEAM SUPPLY
TO CONDENSATE RETURN
NOTE 1
DRAIN
TF-00XX
(NEW)
E-00XX
(NEW)
MW
S-224X
P-224X
HOA
TO REACTOR 1 & 2

| | | |
|---|---|---|
| D | 05/02/06 | Revised Per Comments |
| C | 03/13/06 | Revised Per Comments |
| B | 01/18/06 | Revised Per Comments |
| A | 01/11/06 | Issued for Review |
| NO. | DATE | REVISION DESCRIPTION |

SCALE: NONE
DATE: May 02, 2006

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P&IDs
TYPICAL
NEW STORAGE TANK
PID-008
PJ00275
D

CONE ROOF TANK
Diameter:
T-T Height:
Nominal Capacity:
Design Pressure:
Design Temperature:
MOC:
Insulation Thickness:
FILTER
Flow Capacity:
Design Pressure:
Design Temperature:
Wetted MOC:
Flange Rating:
NOTES
1. RUN COPPER TUBING AS TRACE LINE TO PREVENT MAIN STEAM/CONDENSATE LINES FROM FREEZING.
THIS PID REPRESENTS THE FOLLOWING BULK TANKS(3):
TF-0041, 0043, 0049
PLANT AIR
22-ILDV-4X
VENT
TO TRUCK LOADING
(ON TANK 0041 ONLY)
TF-00XX
(NEW)
E-00XX
(NEW)
FROM STEAM SUPPLY
NOTE 1
DRAIN
TO CONDENSATE RETURN
S-224X
P-224X
HOA
TO IN-LINE BLENDER FROM
TO SBV HOSE BOARD
MANIFOLD
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P&IDs
TYPICAL
NEW STORAGE TANK
May 02, 2006
NONE
PJ00275

| CONE ROOF TANK | INTERNAL HEATING COIL |
|---|---|
| Diameter: | Duty: |
| T-T Height: | Surface Area: |
| Nominal Capacity: | Design Press (Shell): |
| Design Pressure: | Design Temp (Shell): |
| Design Temperature: | MOC (Shell): |
| MOC: | Design Press (Tube): |
| Insulation Thickness: | Design Temp (Tube): |
| | MOC (Tube): |

NOTES

1. RUN COPPER TUBING AS TRACE LINE TO PREVENT MAIN STEAM/CONDENSATE LINES FROM FREEZING.

THIS PID REPRESENTS THE FOLLOWING BULK TANKS (4):
TF-0045, 0046, 0047, 0048

FROM RAIL CAR/TRUCK UNLOADING MANIFOLD (CS-0048)
FROM REACTORS TO CS-0045, 0046, 0047
TF-00XX (NEW)
E-00XX (NEW)
MW
VENT
DRAIN
NOTE 1
FROM STEAM SUPPLY
TO CONDENSATE RETURN
TO BBV HOSE BOARD MANIFOLD

| | |
|---|---|
| C | Revised Per Comments |
| B | Revise per Comments |
| A | Issued for Review |

SCALE: NONE
DATE: Jan 11, 2006

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P&IDs
TYPICAL NEW STORAGE TANK
PID-009
PJ00275

C ISSUED

CONE BTM TANK WITH EXTERNAL COIL
Diameter
T-T Height
Nominal Capacity
Design Pressure
Design Temperature
MOC
Insulation Thickness
AGITATOR
PD PUMP
Capacity
Discharge Pressure
Differential Head
Type of Driver: Electric Motor
Driver Power
Flange Rating
NOTES
1. ONLY FOR BBV-21 (WATER BASED BLENDER)
PLANT AIR
CITY WATER
SOFTENING WATER
ONLY FOR WATER BASED BLENDER
STEAM SUPPLY
COOLING WATER RETURN
COOLING WATER SUPPLY
CONDENSATE RETURN
HAND ADDITIONS
NOTE 1
A-310X
HOA
V-310X
VENT
STRAINMAN SAMPLING VALVE
DUAL ELEMENT
VENT TO SAFE LOCATION
PCV SETTING TO BE DETERMINED IN FIELD
S-310X
SELF DRAINING TEE STRAINER
P-310X
FILTER
FROM HOSE BOARD MANIFOLD
DRUM
TO DRUM
TO TF-0019
TO TF-0024
TO HLDV
3"
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P&IDs
TYPICAL BATCH BLENDER 310X
PID-010
PJ00275
Revised Per Comments
Issued for Review
NONE
Jan 11, 2008

NOTES

STATIC MIXER
A-3151B
TO TRUCK LOADING
STATIC MIXER
A-3151C
TO TRUCK LOADING
DYE (200 GALLONS)
ON / OFF
P-3151
STATIC MIXER
A-3151D
TO TRUCK LOADING
DYE INJECTION SYSTEM (BY QUAKER)

| Rev | Description |
|---|---|
| D | Revised Per Comments |
| C | Revised Per Comments |
| B | Revised Per Comments |
| A | Issued for Review |

Scale: NONE
Drawn: RJH
Checked: RJH
Approved: JS
Date: Jan 09, 2008

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P&IDs

TYPICAL INLINE BLENDERS

PID-011

PJ00275

D

**V-3391**
**CONE BTM TANK WITH EXTERNAL COIL**
Diameter:
T-T Length:
Nominal Capacity:
Design Pressure:
Design Temperature:
MOC:
Insulation Thickness:

**P-3391**
**PUMP**
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver:
Driver Power:
Flange Rating:

**S-3391A**
**TEE STRAINER**
Flow Capacity:
Design Pressure:
Design Temperature:
Wetted MOC:
Flange Rating:

**A-3391**
**AGITATOR**
Pumping Capacity:
Wetted MOC:
Type of Driver:
Driver Power:
Flange Rating:

**NOTES**
1. LIMIT SWITCH TO BE INSTALLED FOR ALARM AND INTERLOCK. SPLASH GUARD MUST ALSO BE INSTALLED.
2. BAG DUMP STATION LOCAL EXHAUST TIED TO SCRUBBER.
3. AIR SUPPLY (INSTRUMENT & PLANT) TO BE GANGED FOR LOCK OUT.
4. AGITATOR TO HAVE VFD FOR SMALLER BATCHES.
5.
6. UNLESS OTHERWISE NOTED ALL VALVES ARE SPRING-LOADED TO FAIL-CLOSED.
7. ALL MANWAYS TO HAVE BARS TO PREVENT FALLS INTO VESSEL.
8.
9. HIGH TEMPERATURE ALARM BASED ON RECIPE.
10. HI-HI TEMPERATURE ALARM TO STOP HEATING AND ENABLE COOLING.
11. INTERLOCK AGITATOR OFF WHEN LIQUID LEVEL AT AGITATOR BLADES.
12.
13. KEEP STEAM (& HIGH HAZARD) LINES OUT OF WAY OF HI-LOS.
14. ALL GASKETS TO BE CORROSION RESISTANT (FLEXITALIC).
15. ALL OPEN VALVES/LINES TO BE CAPPED.
16. SEE NOTES ON PID-522 ALSO.

PLANT AIR
NOTE 2
FROM REACTOR 1 & 2
TO PID-013
33-ILDV-91XX
VENT
TO SCRUBBER
FROM FILTER RECYCLE
NOTE 2
NOTE 4
A-3391
HOA
TYP. OF 3
NOTE 1
FROM STEAM SUPPLY
V-3391
30 TON VESSEL
VENT TO SAFE LOCATION
STRAHMAN SAMPLING VALVE
FROM PLANT AIR
DUAL ELEMENT
CONDENSATE RETURN
PRV SETTING TO BE DETERMINED IN FIELD (TYPICAL)
SUMP
TO PRODUCT COOLER
FROM PRECOAT TANK
S-3391A
P-3391

| | |
|---|---|
| SCALE | NONE |
| DRAWN | MSS |
| CHECKED | RJH |
| APPROVED | JS |
| DATE | Apr 16, 2008 |

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P&IDs
TYPICAL FINISHING VESSEL
V-319X
SHEET 1 OF 2

PID-012
PJ00275

E

E-3391
COOLER

Duty:
Surface Area:
Design Press (Shell):
Design Temp (Shell):
MOC (Shell):
Design Press (Tube):
Design Temp (Tube):
MOC (Tube):

V-3391A
PRE-COAT TANK

Diameter:
T-T Height:
Nominal Capacity:
Design Pressure:
Design Temperature:
MOC:
Insulation Thickness:

AGITATOR

Pumping Capacity:
Wetted MOC:
Type of Driver: Electric Motor
Driver Power:
Flange Rating:

NOTES
1. AIR SUPPLY (INSTRUMENT & PLANT) TO BE GANGED FOR LOCK OUT.
2.
3. UNLESS OTHERWISE NOTED ALL VALVES ARE SPRING-LOADED TO FAIL-CLOSED.
4. ALL MANWAYS TO HAVE BARS TO PREVENT FALLS INTO VESSEL.
5.
6. INTERLOCK AGITATOR OFF WHEN LIQUID LEVEL AT AGITATOR BLADES.
7.
8. KEEP STEAM (& HIGH HAZARD) LINES OUT OF WAY OF HI-LOS.
9. HIGH TEMPERATURE ALARM BASED ON RECIPE.
10. HIGH TEMPERATURE ALARM TO STOP HEATING AND ENABLE COOLING.
11. INTERLOCK AGITATOR OFF WHEN LIQUID LEVEL AT AGITATOR BLADES.
12. ALL HOA'S TO BE SPRING-LOADED AT HAND POSITION.
13. KEEP STEAM (& HIGH HAZARD) LINES OUT OF WAY OF HI-LOS.
14. ALL GASKETS TO BE CORROSION RESISTANT (FLEXITALIC).
15. ALL OPEN VALVES/LINES TO BE CAPPED.
16.

S-3391B
V-3391A
E-3391
33-ILDV-91XXA
33-ILDV-91XXB
COOLING WATER RETURN
COOLING WATER SUPPLY
FROM FINISHING VESSEL
TO DRUM
PARTICLE COUNTER
VENT
HOA
EXHAUST
TO VENT SCRUBBER
TO FINISHING VESSEL PUMP
RECYCLE TO FINISHING VESSEL V-319X
FROM PID-012
TO FILLERS
TO/ FROM REACTOR 1 & 2
TO STORAGE TANKS, TRUCK LOADING & FROM TRUCK UNLOADING

E
ISSUED

| | | |
|---|---|---|
| D | 03/17/08 | Issued for Review |
| C | 02/29/08 | Revised Per Comments |
| B | 02/13/08 | Revised Per Comments |
| A | 01/11/08 | Issued for Review |
| NO. | DATE | REVISION DESCRIPTION |

DATE Apr 18, 2008

**FMC Technologies**
Blending & Transfer

Quaker Chemical Corporation

P&IDs
FINISHING VESSEL
V-319X
SHEET 2 OF 2

PID-013
PJ00275

| REACTOR | COLUMN | RECEIVER | PUMP | CONDENSOR |
|---|---|---|---|---|
| Diameter: | Diameter: | Diameter: | Capacity: | Duty: |
| T-T Height: | T-T Height: | T-T Height: | Discharge Pressure: | Surface Area: |
| Nominal Capacity: | Nominal Capacity: | Nominal Capacity: | Differential Head: | Design Press (Shell): |
| Design Pressure: | Design Pressure: | Design Pressure: | Wetted MOC: | Design Temp (Shell): |
| Design Temperature: | Design Temperature: | Design Temperature: | Type of Driver: | MOC (Shell): |
| MOC: | MOC: | MOC: | Driver Power: | Design Press (Tube): |
| Insulation Thickness: | Insulation Thickness: | Insulation Thickness: | Flange Rating: | Design Temp (Tube): |
| | | | | MOC (Tube): |

NOTES
1. MECHANICAL SEAL WITH SEAL POT ON AGITATOR SHAFT.
2. MANWAY TO HAVE AUTO-LOCKING BOLT.
3. HIGH TEMP ALARM - STOP HEATING AND START COOLING.
4. PROBE TO PROVIDE HIGH TEMP ALARM (FIRE IN REACTOR) AND START N2 FLOW AUTOMATICALLY.
5. ALARM RECIEVER HIGH LEVEL.
6. ALL REACTOR FLANGES TO BE TONGUE AND GROOVE.
7. SEE NOTES ON PID-501 AND PID-503.
8. INSTALL FLEX HOSES IN HORIZONTAL ORIENTATION WHENEVER POSSIBLE.
9. REACTOR VESSEL AND SEALS ON ALL ASSOCIATED EQUIPMENT AND VALVES TO BE SUITABLE FOR FULL VACUUM SERVICE.

FROM TF-2042
FROM TF-2044
FROM PID-015
NITROGEN SUPPLY
ROTAMETER
VENT
V-330X
OUTSIDE
ROOF
INSIDE
OUTSIDE
ROOF
INSIDE
SS-330X
NOTE 1
NOTE 2
NOTE 3
NOTE 4
NOTE 5
SPARE
HOA
E-330X
DRAIN
TO SCRUBBER
COOLING WATER RETURN
OUTSIDE
ROOF
INSIDE
VACUUM SYSTEM
U-330X
TO VENT SCRUBBER
VACUUM
SS-330X
SS-330X
P-330X
TO WASTE WATER
HOA
ROTAMETER
NITROGEN PURGE
CONTINUED SEE PID-015
COOLING WATER SUPPLY

| | | |
|---|---|---|
| D | | Revised For Comments |
| C | | Revised For Comments |
| B | | Issued for Review |
| A | | Issued for Review |

SCALE NONE
CHECKED RJH
APPROVED JS
DATE Jan 11, 2008

FMC Technologies
Blending & Transfer

Quaker Chemical Corporation

P&IDs
TYPICAL REACTOR SYSTEM
SS-330X
SHEET 1 OF 3

PID-014
PJ00275

**P-330XA PUMP**
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver:
Driver Power:
Flange Rating:

**S-330XA FILTER**
Flow Capacity:
Design Pressure:
Design Temperature:
Wetted MOC:
Flange Rating:

**S-330XB FILTER**
Flow Capacity:
Design Pressure:
Design Temperature:
Wetted MOC:
Flange Rating:

**P-330XB CENTRIFUGAL PUMP**
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver: Electric Motor
Driver Power:
Flange Rating:

**NOTES**

1. NORMALLY LOCKED CLOSED.
2. NON WICKING INSULATION SHALL BE USED ON ALL OIL SYSTEMS.
3. ROUTE ALL OIL LINES IN SAFER AREA TO PREVENT BURNS.
4. HIGH TEMPERATURE IN REACTOR (PER RECIPE) TO ALARM.
5. HI HI TEMPERATURE IN REACTOR (PER RECIPE) TO DISABLE HEATING AND START COOLING.
6.

TO COOLING WATER RETURN
FROM COOLING WATER SUPPLY
HOT OIL SUPPLY
HOT OIL RETURN
PLANT AIR SUPPLY
CONTINUED SEE P&D
PID-014
E-330X
SPARE
TYPICAL OF 3
DRAIN
DUAL ELEMENT
VENT
TOTE OR DRUM
TCV 03 & TCV 04
TO BE SPLIT RANGE CONTROL
P-330XB
VENT TO SAFE LOCATION
DRAIN NORMALLY LOCKED CLOSED
S-330XA
P-330XA
HOA
SAMPLE
S-330XB
MIN
TO SCRUBBER
TO REACTOR INLET PID-014
TO COOLING WATER RETURN
FROM COOLING WATER SUPPLY
TO FINISHING VESSEL & FILLERS
TO STORAGE TANKS, TRUCK LOADING & FROM TRUCK UNLOADING
CONTINUED SEE PID-015A

ISSUED F

| | |
|---|---|
| SCALE | NONE |
| DRAWN | MSB |
| CHECKED | RJH |
| APPROVED | JS |
| DATE | Jan 11, 2008 |

FMC Technologies
Blending & Transfer
200 East Randolph Drive Chicago, IL 60601
Phone: (312) 861-6282 Fax: (312) 861-6339

Quaker Chemical Corporation
MIDDLETOWN, OHIO

P&IDs
TYPICAL REACTOR SYSTEM
SS-330X
SHEET 2 OF 3

PID-015
PJ00275

CONTINUED FROM PID-01
FROM REACTORS
FROM/TO REACTORS
TO STORAGE TANKS & TRUCK LOADING
FROM TRUCK UNLOADING
TO FINISHING VESSEL & FILLERS
33-HLDV-0X01
33-HLDV-0X11
VENT
TO DEMISTER
PLANT AIR SUPPLY

NOTES

FMC Technologies
Blending & Transfer

Quaker Chemical Corporation

P&IDs

TYPICAL REACTOR SS-330X
DISTRIBUTION HEADERS
(SHEET 3 OF 3)

PID-018A

PJ00275

Mar 14, 2008

NOTES

42-PBLA-0102
FROM SBV
TANK TRUCK
TO DEMISTER
PLANT AIR
VENT

| | |
|---|---|
| B | 02/12/08 Revised Per Comments |
| A | 01/10/08 Issued for Review |
| NO. | DATE REVISION DESCRIPTION |

SCALE: NONE
DRAWN: CEP
CHECKED: RJH
APPROVED: JS
DATE: Jan 10, 2008

**FMC Technologies**
Blending & Transfer
200 East Randolph Drive Chicago, IL 60601

Quaker Chemical Corporation

P&IDs

TYPICAL LOADING ARM

PID-016

PJ00275

B ISSUED

V-51 0X
AIR RECEIVER
Diameter:
T-T Height:
Nominal Capacity:
Design Pressure:
Design Temperature:
MOC:
Insulation Thickness:

NOTES:
1. CONFIGURATION AND INSTRUMENTATION AS SHOWN FOR SYSTEM IS REPRESENTATIVE ONLY. EXACT DETAILS SHALL BE SUPPLIED BY SELECTED VENDOR(S).

AIR COMPRESSOR
(NEW)
AIR COMPRESSOR
K-51 0X
NOTE 1
AFTERCOOLER
E-51 0X
PRE-
FILTER
S-51 0XA
AIR
DRYER
D-51 0X
AFTER
FILTER
S-51 0XB
AIR
RECEIVER
V-51 0X
MW
WATER DRAIN
TO COMPRESSED AIR
DISTRIBUTION

FMC Technologies
Blending & Transfer

Quaker Chemical
Corporation

P&IDs
TYPICAL COMPRESSED AIR SYSTEM

PID-017
PJ00275

Jan 18, 2006

NOTES

1. CONFIGURATION SHOWN FOR BOILER SYSTEM IS REPRESENTATIVE ONLY. EXACT DETAILS SHALL BE SUPPLIED BY SELECTED VENDOR.

U-55 0X
STEAM BOILER SYSTEM
(EXISTING)
CONDENSATE RECEIVER
CONSENSATE PUMP(S)
DEAERATOR
WATER TREATMENT PACKAGE
STEAM BOILER(S)
BOILER FEED PUMP(S)
ASSEMBLY LIMITS
NOTE 1
FROM WATER SUPPLY
TO TANK FARM STEAM DISTRIBUTION HEADER

FMC Technologies
Blending & Transfer

Quaker Chemical Corporation

P&IDs

TYPICAL STEAM SUPPLY SYSTEM

PID-018

PJ00275

Jan 18, 2006

**E-56XX**
**THERMAL FLUID FURNACE**
Burner Duty:
Surface Area:
Design Pressure:
Design Temperature:
MOC:

**P-56XX**
**CENTRIFUGAL PUMP**
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver:
Driver Power:
Flange Rating:

**S-56XX**
**STRAINER**
Flow Capacity:
Design Pressure:
Design Temperature:
Wetted MOC:
Flange Rating:

**V-56XX**
**EXPANSION TANK**
Diameter:
T-T Length:
Nominal Capacity:
Design Pressure:
Design Temperature:
MOC:
Insulation Thickness:

**NOTES**

1. INSTALL A VENT VALVE AT EACH HIGH SPOT IN PIPING SYSTEM TO ALLOW AS AN AID TO BLEEDING OF AIR FROM SYSTEM DURING START-UP OR AFTER SYSTEM MAINTENANCE.
2. INSTALL EXPANSION TANK AT LEAST 2 METERS (6 FEET) HIGHER THAN HIGHESTS POINT IN THERMAL FLUID SYSTEM.
3. USE PORTABLE DRUM PUMP TO TRANSFER THERMAL FLUID FROM DRUMS INTO PIPING SYSTEM.
4. INSTALL V-5610A AND V-5601B AT THE SAME ELEVATION AND TIE VESSELS TOGETHER BELOW HIGH LEVEL ALARM POINT.
5. ROUTE OVERFLOW LINE TO DUMP DRUM.
6. EXTEND TOP OF BURNER STACK TO AT LEAST 3 METERS HIGHER THAN NEAREST ROOFLINE.

NOTE 1
NOTE 3
NOTE 5
NOTE 6
NOTE 2 & NOTE 4
V-56 0X
E-56 0X
S-56 0X
P-56 0X
S-56
P-56
OPTIONAL REDUNDANT PUMPING SYSTEM (FUTURE)
ON / OFF
FROM NITROGEN SUPPLY
NATURAL GAS SUPPLY
REMOTE ALARM INDICATION
REMOTE ENABLE
REMOTE SET POINT
FROM LEVEL SWITCHES ON V-5601B
TIE LINE TO/FROM V-5601B
TO THERMAL FLUID SUPPLY
FROM THERMAL FLUID RETURN

| | |
|---|---|
| FMC Technologies Blending & Transfer | Quaker Chemical Corporation |
| P&IDs | TYPICAL THERMAL FLUID SYSTEM |
| PID-019 | PJ00275 |

Issued for Review

B
ISSUED

**V-311X**
**CONE BTM TANK WITH EXTERNAL COIL**
Diameter:
T-T Height:
Nominal Capacity:
Design Pressure:
Design Temperature:
MOC:
Insulation Thickness:

**A-311X**
**AGITATOR**
Pumping Capacity:
Wetted MOC:
Type of Driver: Electric Motor
Driver Power:
Flange Rating:

**P-311X**
**PD PUMP**
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver: Electric Motor
Driver Power:
Flange Rating:

NOTES

PLANT AIR
STEAM SUPPLY
COOLING WATER RETURN
A-311X
V-311X
DUAL ELEMENT
VENT TO SAFE LOCATION
COOLING WATER SUPPLY
CONDENSATE RETURN
PCV SETTING TO BE DETERMINED IN FIELD
S-311X
SELF DRAINING TEE STRAINER
P-311X
TO DRUM
DRUM
VENT

C
ISSUED

| | |
|---|---|
| SCALE | NONE |
| DRAWN | MSB |
| CHECKED | RJH |
| APPROVED | JS |
| DATE | Jan 31, 2006 |

FMC Technologies
Blending & Transfer

Quaker Chemical Corporation

P&IDs
TYPICAL MANUAL BLENDING VESSELS

PID-020
PJ00275

**P-5701A**
**CENTRIFUGAL PUMP**
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC:
Type of Driver: Electric Motor
Driver Power:
Flange Rating:

**P-5701B**
**CENTRIFUGAL PUMP**
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC: CARBON STEEL
Type of Driver: Electric Motor
Driver Power:
Flange Rating:

**P-5701C**
**CENTRIFUGAL PUMP**
Capacity:
Discharge Pressure:
Differential Head:
Wetted MOC: CARBON STEEL
Type of Driver: Electric Motor
Driver Power:
Flange Rating:

**E-5701**
**EVAPORATIVE COOLING TOWER**
Duty:
Wetted MOC: CARBON STEEL

**NOTES**

1. INSTALL VENT VALVE AT EACH HIGH POINT IN PIPING SYSTEM AS AN AID TO BLEED AIR FROM SYSTEM DURING START-UP AND AFTER MAINTENANCE.

2. CONFIGURATION AND INSTRUMENTATION WHERE SHOWN FOR PURCHASED PACKAGE UNIT IS REPRESENTATIVE ONLY. EXACT DETAILS TO BE PROVIDED BY SELECTED VENDOR.

WATER COOLING TOWER
NOTE 2
E-5701
SUMP OVERFLOW
SUMP DRAIN
SEWER
WATER SUPPLY
U-5701
WATER TREATMENT SYSTEM
NOTE 2
S-5701A
P-5701A
(IF REQUIRED)
HOA
P-5701C
ON / OFF
P-5701B
ON / OFF
S-5701B
NOTE 1
FROM MANUAL BBV
FROM FINISHING VESSEL
FROM BBVS
FROM REACTOR CONDENSER
FROM REACTOR EXCHANGER
FROM FINISHING VESSEL EXCHANGER
TO MANUAL BBVS
TO FINISHING VESSEL
TO BBVS
TO REACTOR CONDENSER
TO REACTOR EXCHANGER
TO FINISHING VESSEL EXCHANGER
A

A | 02/27/08 | Issued for Review

SCALE: NONE
DRAWN: TNT
CHECKED: JBC
APPROVED: JBC
DATE: Feb 27, 2008

**FMC Technologies**
Blending & Transfer

**Quaker Chemical Corporation**

P&IDs
TYPICAL COOLING WATER SYSTEM

PID-021
PJ00275

ATTACHMENT 7.2

GENERAL ARRANGEMENT

EXIST'G. RAIL TRACK
EXIST'G. UNLOADING RAIL TRACK
EXIST'G. RETENTION POND
OILY WATER SEPERATOR
FINISHED PRODUCT BULK PICKING
LIT'S AND TRUCK LOADING
EXIST'G. PIPE RACK
STORAGE AREA
OFFICE
RAW MATERIAL STORAGE
FORKLIFT PATHWAY
PLAN BLEND BLDG
GATE
NEW TRUCK UNLOADING SCALE AREA
EXIST'G. CONC. PARKING AREA
GATE

C ISSUED FOR CONTRACT

D FOR REVIEW

C UPDATED FOR MEETING

B ISSUED FOR REVIEW

A ISSUED FOR REVIEW

**FMC Technologies**

**Quaker Chemical Corporation**

GENERAL ARRANGEMENT

OVERALL PLOT PLAN

GA-01

ATTACHMENT 7.3

PRELIMINARY PROJECT SCHEDULE

| ID | Task Name |
|---|---|
| 1 | Quaker Chemical Middletown Plant Expansion |
| 2 | Project Approved Quaker Issue PO |
| 3 | Place Bulk Orders for Material |
| 4 | Phase 1 - Pre-Construction Activities |
| 5 | Complete Layout and Process Drawings |
| 6 | Plot Plan |
| 7 | Load list/ Single Line Diagrams |
| 8 | P&ID's |
| 9 | Finalize Equipment Sizes + Weights |
| 10 | Prepare Engineering Drawings |
| 11 | Civil/Structural Drawings |
| 12 | Site Drainage |
| 13 | Foundation Drawings |
| 14 | Architectural Drawings |
| 15 | Pre-engineered Blg. Drawings |
| 16 | Structural Drawings |
| 17 | Preliminary Piping Layout |
| 18 | Electrical Drawings For Blg. |
| 19 | Fire Protection Design |
| 20 | Complete Equipment Specifications |
| 21 | Core Blending Equipment |
| 22 | Utility Systems |
| 23 | Piggable Loading System |
| 24 | Instrumentation |
| 25 | Tank Data Sheets |
| 26 | Phase 2 - Obtain Blg. Permit |
| 27 | Finalize / Submit Permit Drawings |
| 28 | Finalize/Submit Foundation Drawings |
| 29 | Finalize/Submit Mezzanine Details |
| 30 | Finalize/Submit Fire Protection Details |
| 31 | Finalize/Submit Electrical Plans Details |
| 32 | Finalize/Submit HVAC Plans Details |
| 33 | Finalize Piping Drawings/Iso's |
| 34 | Receive Blg. Permit for Structural & Foundation |
| 35 | Receive Equipment Drawings |
| 36 | Receive Blg. Permits |
| 37 | Phase 3 - Equipment Order and Delivery |
| 38 | Receive Pumps |
| 39 | Receive Storage Tanks |
| 40 | Receive CV's and Inline Instrumentation |
| 41 | Receive Reactors/ Blenders |
| 42 | Receive Cooling Tower |
| 43 | Receive Hot Oil System |
| 44 | Receive Air Compressor |
| 45 | Receive Scrubber |
| 46 | Receive HDLV/IDLV/Load Arms |
| 47 | Phase 4 - Site Construction Activities |
| 48 | Relocate Fire Line between Exist Bldg and Tk Farm |
| 49 | Civil Work/Architectural |

April May June July August September October November December January February March April May June July August September October Novem
B M E
5/8
6/27
8/27
4/7

Page 1

| ID | Task Name | Resource |
|---|---|---|
| 50 | Mobilization | |
| 51 | Demo Exist Building | |
| 52 | Relocate exist grave access road | |
| 53 | Foundations | |
| 54 | Piers to Widen Pipe Rack (30) | |
| 55 | Pump Foundations in Exist Tank Farm (7) | |
| 56 | OS-41 Foundation | |
| 57 | OS-43 Foundation | |
| 58 | OS-49 Foundation | |
| 59 | OS-45/46 Foundation | |
| 60 | OS-47/48 Foundation | |
| 61 | Pump Foundations in New Tank Farm (4) | |
| 62 | Building Foundation | |
| 63 | Cooling Tower Foundation (20'x20') | |
| 64 | Air Compressor Foundation (10' x 10') | |
| 65 | Hot Oil System Foundation (18'x18') w/Dike Wall | |
| 66 | Scrubber Foundation (12'x 12') w/Dike wall | |
| 67 | Piers for New Pipe Rack Extension (10) | |
| 68 | New Building | |
| 69 | Mezzanine Steel and Platforms | |
| 70 | Set Reactors/Tanks | |
| 71 | Complete Blg. Walls / Roof | |
| 72 | Set/ assemble Control Blg. | |
| 73 | Exterior Site Work | |
| 74 | Install New Pipe Bridge | |
| 75 | Relocate Truck Unloading Scale | |
| 76 | Storm Water/Expand Parking Lot | |
| 77 | Install Gas Line | |
| 78 | Complete Driveways | Pipefitter[200%] |
| 79 | Final Site Restoration | |
| 80 | Mechanical Work | |
| 81 | Equipment | |
| 82 | Modifications to Exist Tanks | |
| 83 | Replace floor in Tank 35 | Pipefitter[300%] |
| 84 | Add Coils to 7 Tanks 1,22,27,31,32,33,35 | Pipefitter[400%] |
| 85 | Replace Coil in Tank 24 | Pipefitter[300%] |
| 86 | Add Agitators to Tanks 2 and 6 | Pipefitter[200%] |
| 87 | Add TE's to Exist Tanks | Pipefitter |
| 88 | Add Level Sensors to Existing Tanks | Pipefitter[300%] |
| 89 | Outside Storage Tanks | |
| 90 | Set Tk OS-41 | Pipefitter[400%] |
| 91 | Set Tk OS-43 | Pipefitter[500%] |
| 92 | Set Tk OS-49 | Pipefitter[500%] |
| 93 | Set Tk OS-45/46 | Pipefitter[500%] |
| 94 | Set Tk OS-47/48 | Pipefitter[500%] |
| 95 | Outside Equipment | |
| 96 | Set Cooling Tower Skid | Pipefitter[300%] |
| 97 | Set Air Compressor/Reciever | Pipefitter[300%] |
| 98 | Set Hot Oil System | Pipefitter[200%] |

Page 2

| ID | Task Name | Resource |
| --- | --- | --- |
| 99 | Set Scrubber | Pipefitter[200%] |
| 100 | Equipment Inside New Blending | |
| 101 | Mezzanine supported Equipment | |
| 102 | Set BV-1 | Pipefitter[400%] |
| 103 | Set BV-2 | Pipefitter[400%] |
| 104 | Set BV-3 | Pipefitter[400%] |
| 105 | Set BV-4 | Pipefitter[400%] |
| 106 | Set BV-5 | Pipefitter[400%] |
| 107 | Set RX-01 | Pipefitter[400%] |
| 108 | Set RX-02 | Pipefitter[400%] |
| 109 | Set FV-13 | Pipefitter[400%] |
| 110 | Pre-coat TK | Pipefitter[200%] |
| 111 | Install Load Cells | Pipefitter[200%] |
| 112 | Containment Equipment | |
| 113 | BBV-09 | Pipefitter[200%] |
| 114 | BBV-10 | Pipefitter[200%] |
| 115 | OS-42 | Pipefitter[400%] |
| 116 | OS-44 | Pipefitter[400%] |
| 117 | Piping | |
| 118 | Mobilization | |
| 119 | Pipe Fabrication | Shop[800%] |
| 120 | Existing and New Tank Farm | |
| 121 | Widen/Raise Existing Pipe Rack | Pipefitter[200%] |
| 122 | Piping to Existing Tanks 3,30,4,9,33,5 | Pipefitter[400%] |
| 123 | Piping to New Tanks 41,43,44,45,46,47,48,4 | Pipefitter[400%] |
| 124 | Add Steam to Vessels 1,22,27,31,32,33,35 | Pipefitter[200%] |
| 125 | Steam to New Vessels 41,43,45,46,47,48,49 | Pipefitter[200%] |
| 126 | Instrument Air (includes Truck House) | Pipefitter[200%] |
| 127 | Wastewater Piping | Pipefitter[200%] |
| 128 | Extend product lines to end of existing rack | Pipefitter[400%] |
| 129 | Pipe Rack Tie ins for new Hose Board(40 Ft | Pipefitter[300%] |
| 130 | Truck Loading & Unloading | |
| 131 | Install Truck Unloading Pumps | Pipefitter[200%] |
| 132 | Install Trap Stations in Railcar Unloading | Pipefitter[200%] |
| 133 | Piping in New building | |
| 134 | Piping to Blenders | Pipefitter[[illegible]00%] |
| 135 | Process Piping to Tanks 42 and 44 | Pipefitter[300%] |
| 136 | Piping to Reactors | Pipefitter[1,000%] |
| 137 | Piping to Finish Vessel | Pipefitter[300%] |
| 138 | Steam to Vessels 42 & 44 | Pipefitter[200%] |
| 139 | IA in New Building | Pipefitter[400%] |
| 140 | Utility Piping (Mains) | |
| 141 | Cooling Water | Pipefitter[200%] |
| 142 | Steam/Condensate | Pipefitter[200%] |
| 143 | Hot Oil Piping | Pipefitter[200%] |
| 144 | Scrubber Piping | Pipefitter[200%] |
| 145 | City/Soft Water | Pipefitter[200%] |
| 146 | Nitrogen Piping | Pipefitter[200%] |
| 147 | Air Mains/Compressor | Pipefitter[200%] |

April May June July August September October November December January February March April May June July August September October Novem

Page 3

| ID | Task Name |
|---|---|
| 148 | Steam/Water Mix Stations |
| 149 | Safety Showers |
| 150 | Pigable Piping |
| 151 | Pigable piping from Blenders |
| 152 | Pigable Piping from Reactors |
| 153 | Drops to Vessels from Pigable Lines |
| 154 | Air to HLDV's/ILDV's |
| 155 | Drains from PBLA's/Demister |
| 156 | Drains from HLDV's and Demister |
| 157 | Insulation |
| 158 | Existing Tanks(7) |
| 159 | Existing Fill lines (7) |
| 160 | New Tanks (7) |
| 161 | New Equipment(11 Items) |
| 162 | Process Piping |
| 163 | Utility Piping (Steam & Condensate) |
| 164 | Hot Oil System |
| 165 | Pigable Piping |
| 166 | Mixing Stations(5) |
| 167 | Phase 5 - Startup Activities |
| 168 | Precommissioning |
| 169 | Commissioning |
| 170 | Phase 6 - Demolition of Existing Piping and Equipment |
| 171 | Demolish Existing Blend Center |
| 172 | Re-Finish floor of existing Blend Center |

April May June July August September October November December January February March April May June July August September October Novem
B M E
Pipefitter[200%]
Pipefitter[200%]
Pipefitter[500%]
Pipefitter[300%]
Pipefitter[200%]
Pipefitter[200%]
Pipefitter[200%]
Pipefitter[200%]
Kramig [300%]
Kramig [300%]
Kramig [300%]
Kramig [300%]
Kramig [250%]
Kramig [300%]
Kramig [300%]
Kramig [300%]
Kramig [200%]

Page 4

ATTACHMENT 7.4

BULK TANKS

		REV 2		1/15/08
		TANK DATA
Component Code	Raw Material Name	Tank ID	HOSE BOARD column #	Tank Cap. (gal)	Tank Status	Tank Type	Tank Dimensions (dta x ht)	Tank Material of Construction	Tank Heating Available	Heating Reg’d for Item in storage (dog F)	Recommended Storage Temperature
102495	Fatty Acid Methyl Ester	OS-0001	1	30,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	No (exist)	Yes (100)	90 to 120 F
100752	Grease - Yellow	OS-0002	1	30,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	Yes (exist)	Yes (120)	120 to 130 F
100485	Nap Oil 20 cST @ 40C	OS-0003	2	30,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	Yes (exist)	Yes (90)	80 to 100 F
100132	Oleic Acid	OS-0004	2	30,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	Yes (new)	Yes (100)	100 to 110 F
101733	Nap Oil 22 cST @ 40C	OS-0005	3	30,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	No (exist)	No	Ambient
100364	Sodium Hydrooxide 50%	OS-0006	1	17,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	Yes (exist)	Yes (135)	130 to 140 F
102958	White Grease - Middletown	OS-0007	1	30,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	Yes (exist)	Yes (120)	120 F
100512	White Grease - Detroit	OS-0008	2	30,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	Yes (exist)	Yes (120)	120 F
100133	Technical Acid 47	OS-0009	2	30,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	Yes (exist)	Yes (120)	120 to 130 F
101733	Nap Oil 22 cST @ 40C	OS-0010	3	30,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	No (exist)	No	Ambient
100315	Nap Oil 240 cST @ 40C	OS-0011	10	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (100)	100 to 120 F
102673	Coconut Oil Crude	OS-0012	8	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (110)	105 to 130 F
101757	P&G methyl Palmatate	OS-0013	8	12,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	Yes (exist)	Yes (100)	90 to 105 F
spare	Spare	OS-0014	6	12,000	Existing	Flat Btm	12’ x 35’	Carbon Steel	No (exist)	No
101726	Para Oil 3.5 cSt @ 40C	OS-0015	5	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	No	Ambient
101409	Severely Hydrotreated Light Distillates Naphtheric	OS-0016	3	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	No	Ambient
100326	Coconut Oil Refined	OS-0017	10	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (115)	110 to 120 F
100932	Calcium Sulfonate In Mineral Oil	OS-0018	8	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (130)	120 to 130 F
000001	Stop Oil	OS-0019	8	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	NO	Ambient
101734	Para Oil 20 cST @ 40C	OS-0020	6	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	NO	Ambient
102651	Paraflex Ht-10/ Conosol	OS-0021	5	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	NO	Ambient
102316	Grease - Yellow Sulfurized	OS-0022	3	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	Yes (120)	100 to 140 F
014199	U14199BS (Made in Reactor)	OS-0023	10	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (90)	80 to 100 F
000000	Waste water	OS-0024	9	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (40)	>32 F
101539	Sodium Alkyaryl Sulfonate MW 430	OS-0025	7	12,000	Existing	Flat Btm	13’ x 14’	Carbon Steel	Yes (new)	Yes (135)	120 to 130 F
101448	Calcium Sulfonate In Mineral Oil 1448	OS-0026	6	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	Yes (120)	120 F
100469	Low Odor Base Solvent (LOBS)	OS-0027	5	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	No	Ambient
0	spare	OS-0028	4	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)
014198	U14198BS (Made in Reactor)	OS-0029	10	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (90)	80 to 100 F
013590	Intermediate 013590 (Made in Reactor)	OS-0030	9	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (105)	100 to 110 F
100116	Monoethanolamine	OS-0031	7	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	Yes (95)	95 F
100413	LARD OIL SULFURIZED 10%	OS-0032	6	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	Yes (135)	130 to 140 F
101847	Coconut Fatty Acid,	OS-0033	5	12,000	Existing	Flat Btm	13’ x 14’	Carbon Steel	No (exist)	Yes (115)	115 F
102154	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0034	4	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	No	Ambient
100741	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0035	9	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	Yes (125)	120 to 130 F
102416	Sulfurized Fattyacid Ester 10%	OS-0036	9	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (110)	90 to 130 F
100854	Reclaimed Oil 40 cST @ 40C	OS-0037	7	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	Yes (exist)	Yes (80)	80 F
spare	spare	OS-0038	7	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	No
102639	Para/Nap Solvent 113C	OS-0039	4	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	No	Ambient
102667	Poly ester blend	OS-0040	4	12,000	Existing	Flat Btm	11’ x 17’	Carbon Steel	No (exist)	No
013473	Ferrocate x 61A-Us Conc. (Made in Blender)	OS-0041		12,000	New		13’ x 14’	Carbon Steel		Yes (105)	100 to 110 F
100187	Trimethylolpropane (locate tank in reactor bldg)	OS-0042		12,000	New		13’ x 14’	Carbon Steel		Yes (200)	195 to 210 F
013725	Quintolubric 888 68 (Made in finishing tank)	OS-0043		20,000	New			Carbon Steel		Yes (105)	100 to 110 F
100793	Neopenlyl Glycol (locate tank in reactor bldg)	OS-0044		12,000	New		13’ x 14’	Carbon Steel		Yes (135)	130 to 140 F
008055	TMP Monomerate (Made in Reactor)	OS-0045		12,000	New		13’ x 14’	Carbon Steel		Yes (105)	100 to 110 F
004918	Intermediate 4918 (Made in Reactor)	OS-0046		12,000	New		13’ x 14’	Carbon Steel		Yes (125)	120 to 130 F
005510	Quaker Draw 5510 (Made in Reactor)	OS-0047		12,000	New		13’ x 14’	Stainless Steel		Yes (100)	90 to 100 F
100071	Diethanolamine	OS-0048		12,000	New		13’ x 14’	Stainless Steel		Yes (125)	122 F
014113	Quintolubric 888-46 (Made in finishing tank)	OS-0049		20,000	New			Carbon Steel		Yes (105)	100 to 110 F

BULK TANKS	Page 1

		REV 2
		TANK DATA
Component Code	Raw Material Name	Tank ID	Tank # item is currently stored in Mdt	Recommended Metallurgy for item in storage	Raw Material Type Description	Total Thruput (lb)	No. of Products	Blends/ Yr	Tc/mo	Truck/ mo	Tote/wk
102495	Fatty Acid Methyl Ester	OS-0001	4	Carbon Steel	Bulk Component	2,126,452	10	347.7	0.9	3.7	10.2
100752	Grease - Yellow	OS-0002		Carbon Steel	Bulk Component	5,000,130	12	321.8	2.1	8.7	24
100485	Nap Oil 20 cSt @ 40C	OS-0003		Carbon Steel	Bulk Component	21,437,019	42	968.1	8.9	37.2	103.1
100132	Oleic Acid	OS-0004		Stainless Steel	Bulk and Drum Component	10,059,558	44	959.2	4.2	17.5	48.4
101733	Nap Oil 22 cSt @ 40C	OS-0005	1	Carbon Steel	Bulk and Drum Component	20,531,858	33	684.3	8.6	35.6	98.7
100364	Sodium Hydroxide 50%	OS-0006	6	Stainless Steel	Bulk Component	2,078,898	25	611.3	0.9	3.6	10.0
102958	White Grease - Middletown	OS-0007	7	Carbon Steel	Bulk Component	12,000,000	5	112.4	5.0	20.8	57.7
100512	White Grease - Detroit	OS-0008		Carbon Steel	Bulk and Drum Component	11,641,477	17	552.5	4.9	20.2	56.0
100133	Tachnical Acid 47	OS-0009		Carbon Steel	Bulk Component	12,140,580	7	323.1	5.1	21.1	58.4
101733	Nap Oil 22 cSt @ 40C	OS-0010	1	Carbon Steel	Bulk and Drum Component	20,531,856	33	684.3	8.6	35.6	98.7
100315	Nap Oil 240 cSt @ 40C	OS-0011	11	Carbon Steel	Bulk and Drum Component	2,332,768	38	657.2	1.0	4.0	11.2
102673	Coconut Oil Crude	OS-0012	12	Carbon Steel	Bulk Component	1,130,034	6	85.0	0.5	2.0	5.4
101757	P& G Methyl palmatate	OS-0013	3	Carbon Steel	Bulk and Drum Component	1,566,423	20	332.6	0.7	2.7	7.5
spare	Spare	OS-0014		Carbon Steel
101726	Para Oil 3.5 cSt @ 40C	OS-0015		Carbon Steel	Bulk Component	2,748,841	5	103.5	1.1	4.8	13.2
101409	Sevarely Hydrotreated Light Naphthenic Distillates	OS-0016		Carbon Steel	Bulk and Drum Component	966,739	18	260.9	0.4	1.7	4.6
100326	Coconut Oil Refined	OS-0017		Carbon Steel	Bulk Component	2,546,208	11	327.8	1.1	4.4	12.2
100932	Calcium Sulfonate In Mineral Oil	OS-0018		Carbon Steel	Bulk and Drum Component	2,120,989	15	353.8	0.9	3.7	10.2
000001	Stop Oil	OS-0019		Carbon Steel	Slop Oil
101734	Para Oil 20 cSt @ 40C	OS-0020		Carbon Steel	Bulk Component	3,608,379	11	362.2	1.5	6.3	17.3
102651	Paraflex Ht-10/Conosol	OS-0021	21	Carbon Steel	Bulk Component	743,325	2	27.9	0.3	1.3	3.6
102316	Grease - Yellow Sulfurized	OS-0022		Carbon Steel	Bulk Component	3,211,217	12	383.4	1.3	5.6	15.4
014199	U14199BS (Made in Reactor)	OS-0023	23	Carbon Steel	Bulk Component	1,561,497	6	131.6	0.7	2.7	7.5
000000	Waste water	OS-0024	24	Carbon Steel	Waste water	625,000
101539	Sodium Alkylaryl Sulfonate MW 430	OS-0025		Carbon Steel	Bulk and Drum Component	1,120,735	21	465.6	0.5	1.9	5.4
101448	Calcium Sulfonate In Mineral Oil 1448	OS-0026		Carbon Steel	Bulk and Drum Component	1,161,918	5	167.3	0.5	2.0	5.6
100469	Low Odor Base Solvent (LOBS)	OS-0027		Carbon Steel	Bulk Component	1,372,489	14	157.7	0.6	2.4	6.6
0	spare	OS-0028		Carbon Steel
014198	U14198BS (Made in Reactor)	OS-0029	2	Carbon Steel	Bulk Component	501,804	5	75.6	0.2	0.9	2.4
013590	Intermediate 013590 (Made in Blender)	OS-0030		Carbon Steel	Bulk Component	2,430,311	1	184.0	1.0	4.2	11.7
100116	Monoethanolamine	OS-0031		Carbon Steel	Bulk and Drum Component	1,546,774	68	1,026.3	0.6	2.7	7.4
100413	LARD OIL SULFURIZED 10%	OS-0032	8	Carbon Steel	Bulk Component	2,078,898	25	611.3	0.9	3.6	10.0
101847	Coconut Fatty Acid,	OS-0033		Carbon Steel	Bulk and Drum Component	1,449,634	4	109.8	0.6	2.5	7.0
102164	Sevarely Hydrotreated Heavy Naphthenic Distillates	OS-0034		Carbon Steel	Bulk Component	794,338	3	86.3	0.3	1.4	3.8
100741	Sevarely Hydrotreated Heavy Naphthenic Distillates	OS-0035		Carbon Steel	Bulk and Drum Component	560,342	14	177.0	0.2	1.0	2.7
102416	Sulfurized Fattyacid Ester 10%	OS-0036	36	Carbon Steel	Bulk Component	829,433	8	228.6	0.3	1.4	4.0
100854	Reclaimed Oil 40 cSt @ 40C	OS-0037		Carbon Steel	Bulk Component	1,038,306	5	81.4	0.4	1.8	5.0
spare	spare	OS-0038		Carbon Steel
102639	Para/Nap Solvent 113C	OS-0039	39/40	Carbon Steel	Bulk Component	1,875,950	3	67.8	0.8	3.3	9.0
102667	Poly ester blend	OS-0040	10	Carbon Steel	Bulk Component	206,000			0.1	0.4	1.0
013473	Ferrocote x 61A-Us Conc. (Made in Blender)	OS-0041		Carbon Steel	Bulk Component	3,632,271	1	275.2	1.5	6.3	17.5
100187	Trimethylolpropane (locate tank in reactor bldg)	OS-0042		Carbon Steel	Bulk and Drum Component	2,279,864	8	339.0	0.9	4.0	11.0
013725	Quintolubric 888 66 (Made in finishing tank)	OS-0043		Carbon Steel	Bulk Component and Finished Product	251,574	1	12.0	0.1	0.4	1.2
100793	Neopentyl Glycol (locate tank in reactor bldg)	OS-0044		Carbon Steel	Bulk Component	1,899,923	9	253.5	0.8	3.3	9.1
008055	TMP Monomerate (Made in Reactor)	OS-0045		Carbon Steel	Bulk and Drum Component	6,619,473	33	727.2	2.8	11.5	31.8
004918	Intermediate 4918 (Made in Reactor)	OS-0046		Carbon Steel	Bulk Component	888,624	3	147.3	0.4	1.5	4.3
005510	Quaker Draw 5510 (Made in Reactor)	OS-0047		Stainless Steel	Bulk and Drum Component	1,441,679	8	303.5	0.6	2.5	6.9
100071	Diethanolamine	OS-0048		Stainless Steel	Bulk and Drum Component	1,453,231	14	266.2	0.6	2.5	7.0
014113	Quintolubric 888-46 (Made in finishing tank)	OS-0049		Carbon Steel	Finished Product

BULK TANKS	Page 2

		REV 2
		TANK DATA
Component Code	Raw Material Name	Tank ID	Drum/day	Gal/day	Max Dose (lb)	Rept Mode	Receipt (gal)	Lead Time (days)	Safety (gal)	Total (gal)	Approx 2xMax Dose (gal)	Recommended Tank Size (gal)
102495	Fatty Acid Mathyl Ester	OS-0001	18.9	1,063	25,025	Truck	6,000	10	10,632	10,632	6,256	16,632
100752	Grease - Yellow	OS-0002	44.4	2,500	28,995	Truck	6,000	3	7,500	13,500	7,249	13,500
100485	Nap Oil 20 cSt @ 40C	OS-0003	190.6	10,719	52,800	Railcar	30,000	7	75,030	105,030	13,200	105,030
100132	Oleic Acid	OS-0004	89.4	5,030	38,837	Railcar	30,000	7	35,208	65,208	9,709	65,208
101733	Nap Oil 22 cSt @ 40C	OS-0005	182.5	10,266	52,800	Railcar	30,000	3	30,798	60,798	13,200	60,798
100364	Sodium Hydroxide 50%	OS-0006	18.5	1,039	6,600	Truck	6,000	10	10,394	16,394	1,650	16,394
102958	White Grease - Middletown	OS-0007	106.7	6,000	33,572	Truck	6,000	6	36,000	42,000	8,393	42,000
100512	White Grease - Detroit	OS-0008	103.5	5,821	42,812	Truck	6,000	3	17,462	23,462	10,703	23,462
100133	Technical Acid 47	OS-0009	107.9	6,070	40,831	Truck	6,000	7	42,492	48,492	10,208	48,492
101733	Nap Oil 22 cSt @ 40C	OS-0010	182.5	10,266	52,800	Railcar	30,000	3	30,798	60,798	13,200	60,798
100315	Nap Oil 240 cSt @ 40C	OS-0011	20.7	1,166	12,111	Truck	6,000	8	6,998	12,998	3,028	12,998
102673	Coconut Oil Crude	OS-0012	10.0	565	20,218	Truck	6,000	6	3,390	9,390	5,055	9,390
101757	P&G methyl palmatate	OS-0013	13.9	783	18,506	Truck	6,000	10	7,832	13,832	4,627	13,832
spare	Spare	OS-0014				Truck	6,000
101726	Para Oil 3.5 cSt @ 40C	OS-0015	24.4	1,374	43,780	Truck	6,000	6	8,247	14,247	10,945	14,247
101409	Severely Hydrotreated Light Naphthenic Distilates	OS-0016	8.6	483	13,425	Railcar	23,000	10	4,834	27,834	3,356	27,834
100326	Coconut Oil Refined	OS-0017	22.6	1,273	17,776	Truck	6,000	10	12,731	18,731	4,444	18,731
100932	Calcium Sulfonate In Mineral Oil	OS-0018	18.9	1,060	23,496	Truck	6,000	10	10,605	16,605	5,874	16,605
000001	Slop Oil	OS-0019				Process	6,000
101734	Para Oil 20 cSt @ 40C	OS-0020	32.1	1,804	21,593	Truck	6,000	6	10,825	16,825	5,398	16,825
102651	Paraflex Ht-10/ Conosol	OS-0021	6.6	372	27,806	Truck	6,000	10	3,717	9,717	6,951	9,717
102316	Grease - Yellow Sulfurized	OS-0022	28.5	1,606	11,936	Truck	6,000	6	9,634	15,634	2,984	15,634
014199	U14199BS (Made in Reactor)	OS-0023	13.9	781	21,080	Rxt	6,000	3	2,342	8,342	5,270	8,342
000000	Waste water	OS-0024				Process	6,000
101539	Sodium Alkylaryl Sulfonate MW 430	OS-0025	10.0	560	4,950	Truck	6,000	10	5,604	11,604	1,238	11,604
101448	Calcium Sulfonate In Mineral Oil 1448	OS-0026	10.3	581	11,880	Truck	6,000	10	5,810	11,810	2,970	11,810
100469	Low Odor Base Solvent (LOBS)	OS-0027	12.2	686	29,775	Truck	6,000	10	6,862	12,862	7,444	12,862
0	spare	OS-0028
014198	U14198BS (Made in Reactor)	OS-0029	4.5	251	10,925	Rxt	6,000	3	753	8,753	2,731	6,753
013590	Intermediate 013590 (Made in Blender)	OS-0030	21.6	1,215	13,200	Blender	6,000	3	3,645	9,645	3,300	9,645
100116	Monoethanolamine	OS-0031	13.7	773	6,187	Truck	6,000	10	7,734	13,734	1,547	13,734
100413	LARD OIL SULFURIZED 10%	OS-0032	18.5	1,039	6,600	Truck	6,000	10	10,394	16,394	1,650	16,394
101847	Coconut Fatty Acid,	OS-0033	12.9	725	31,260	Truck	6,000	10	7,248	13,248	7,815	13,248
102164	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0034	7.1	397	24,993	Truck	6,000	10	3,972	9,972	6,248	9,972
100741	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0035	5.0	280	8,712	Truck	6,000	10	2,802	8,802	2,178	8,802
102416	Sulfurized Fattyacid Ester 10%	OS-0036	7.4	415	5,720	Truck	6,000	10	4,147	10,147	1,430	10,147
100854	Reclaimed Oil 40 cSt @ 40C	OS-0037	9.2	519	23,760	Truck	6,000	10	5,182	11,192	5,940	11,192
spare	spare	OS-0038				Truck	6,000
102639	Para/Nap Solvent 113C	OS-0039	16.7	938	33,990	Railcar	30,000	10	9,380	39,380	8,497	39,380
102667	Poly ester blend	OS-0040	1.8	103		Truck	6,000
013473	Ferrocote x 61A-Us Conc. (Made in Blender)	OS-0041	32.3	1,816	13,200	Blender	6,000	3	5,448	11,448	3,300	11,448
100187	Trimethylolpropane (locate tank in reactor bldg)	OS-0042	20.3	1,140	8,887	Truck	6,000	10	11,399	17,399	2,222	17,399
013725	Quintolubric 888 68 (Made in finishing tank)	OS-0043	2.2	126	21,005	Finish tank	8,000	3	377	8,377	5,251	8,377
100793	Neopentyl Glycol (locate tank in reactor bldg)	OS-0044	16.9	950	9,183	Truck	6,000	10	9,500	15,500	2,296	15,500
008055	TMP Monomerete (Made in Reactor)	OS-0045	58.8	3,310	22,022	Rxt	6,000	3	9,929	15,929	5,506	15,929
004918	Intermediate 4918 (Made in Reactor)	OS-0046	7.9	444	9,075	Rxt	6,000	3	1,333	7,333	2,269	7,333
005510	Quaker Draw 5510 (Made in Reactor)	OS-0047	12.8	721	7,424	Rxt	6,000	3	2,163	8,163	1,856	8,163
100071	Diethanolamine	OS-0048	12.9	727	21,534	Truck	6,000	10	7,266	13,266	5,383	13,266
014113	Quintolubric 888-46 (Made in finishing tank)	OS-0049				Finish tank	8,000

BULK TANKS	Page 3

		REV 2
		TANK DATA
Component Code	Raw Material Name	Tank ID	Goes to Reactor	pump needed due to ILB or dye Injector?	pump neededd ue to ILB or direct loadout?	Is a pump needed for this tank?	Agitation needed?	vent dryer needed?	Proposed Pump Capacity (gpm)	Proposed Discharge Line Size (inch)	Trace and Insulate Outside
102495	Fatty Acid Mathyl Ester	OS-0001				NO	No	No		3	Yes
100752	Grease - Yellow	OS-0002				NO	Yes	No		3	Yes
100485	Nap Oil 20 cSt @ 40C	OS-0003		yes		YES, FOR ILB	No	No	300	3	Yes
100132	Oleic Acid	OS-0004	yes			YES, TO GET IT TO THE REACTOR	No	No	225	3	Yes
101733	Nap Oil 22 cSt @ 40C	OS-0005		Yes	yes	YES, FOR ILB	No	No	350	3	No
100364	Sodium Hydroxide 50%	OS-0006				NO	No	No		3	Yes
102958	White Grease - Middletown	OS-0007				NO	No	No		3	Yes
100512	White Grease - Detroit	OS-0008				NO	Yes	No		3	Yes
100133	Technical Acid 47	OS-0009	yes			YES, TO GET IT TO THE REACTOR	No	No	300	3	Yes
101733	Nap Oil 22 cSt @ 40C	OS-0010		yes	gang tank with OS-05	NO, BECAUSE IT WILL SHARE A PUMP WITH OS-05	No	No	350	3	No
100315	Nap Oil 240 cST @ 40C	OS-0011				NO	No	No		3	Yes
102673	Coconut Oil Crude	OS-0012				NO	No	No		3	Yes
101757	P&G methyl palmatate	OS-0013				NO	No	No	100	3	Yes
spare	Spare	OS-0014				NO				3
101726	Para Oil 3.5 cSt @ 40C	OS-0015		yes, but we only make once per week, so remove is $ too high		NO, WE DO NOT MAKE 014019 OFTEN ENOUGH TO JUSTIFY A PUMP	No	No	300	3	No
101409	Severely Hydrotreated Light Naphthenic Distilates	OS-0016			yes for HLB in TT. Use loading line in reverse with new meter	NO, WE WILL LOAD IT OUT THROUGH BLENDER	No	No	50	3	No
100326	Coconut Oil Refined	OS-0017				NO	No	No		3	Yes
100932	Calcium Sulfonate In Mineral Oil	OS-0018		yes, but we only make once per week, so remove is $ too high		NO, WE DO NOT MAKE 014019 OFTEN ENOUGH TO JUSTIFY A PUMP	No	No	60	3	Yes
000001	Slop Oil	OS-0019			no, use pump on truck	NO	No	No	75	3	No
101734	Para Oil 20 cSt @ 40C	OS-0020				NO	No	No		3	No
102651	Paraflex Ht-10/ Conosol	OS-0021				NO	No	No		3	Yes
102316	Grease - Yellow Sulfarized	OS-0022				NO	No	No		3	Yes
014199	U14199BS (Made in Reactor)	OS-0023				NO	No	No		3	Yes
000000	Waste water	OS-0024			no, use pump on truck	NO	No	No	100	3	Yes
101539	Sodium Alkylaryl Sulfonate MW 430	OS-0025				NO	No	No	40	3	Yes
101448	Calcium Sulfonate in Mineral Oil 1448	OS-0026				NO	No	No	60	3	Yes
100469	Low Odor Base Solvent (LOBS)	OS-0027				NO	No	No		3	No
0	spare	OS-0028				NO				3
014198	U14198BS (Made in Reactor)	OS-0029				NO	No	No		3	Yes
013590	Intermediate 013590 (Made in Blender)	OS-0030		yes, 1-2 loads per day		YES FOR ILB	No	Yes	100	3	Yes
100116	Monoethanolamine	OS-0031				NO	No	No		3	Yes
100413	LARD OIL SULFURIZED 10%	OS-0032				NO	No	No		3	Yes
101847	Coconut Fatty Acid,	OS-0033	yes			YES, TO GET IT TO THE REACTOR	No	No	200	3	Yes
102164	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0034				NO	No	No		3	No
100741	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0035				NO	No	No		3	Yes
102416	Sulfurized Fattyacid Ester 10%	OS-0036				NO	No	No		3	Yes
100854	Reclaimed Oil 40 cSt @ 40C	OS-0037				NO	No	No		3	Yes
spare	spare	OS-0038				NO				3
102639	Para/Nap Solvent 113C	OS-0039			once per week TT to Ispat.	NO, WE DO NOT DO WAND JOB OFTEN ENOUGH, WE WILL LOAD OUT THROUGH BLENDER	No	No	250	3	No
102667	Poly ester blend	OS-0040				NO	No	No		3	No
013473	Ferrocote x 61A-Us Conc. (Made in Blender)	OS-0041		yes		YES FOR ILB	No	Yes	100	3	Yes
100187	Trimethylopropane (locate tank in reactor bldg)	OS-0042	yes			YES, TO GET IT TO THE REACTOR	No	No	50	3	Yes
013725	Quintolubric 888 68 (Made in finishing tank)	OS-0043		yes, 1-4 TT per month, Currently do it in a bin and add to bulk truck	yes, with meter	YES, FOR INJECTING DYE AND FOR FG LOADOUT	No	No	150	3	Yes
100793	Neopentyl Glycol (locate tank in reactor bldg)	OS-0044	yes			YES, TO GET IT TO THE REACTOR	No	No	75	3	Yes
008055	TMP Monomerate (Made in Reactor)	OS-0045				NO	No	No		3	Yes
004918	Intermediate 4918 (Made in Reactor)	OS-0046				NO	No	No		3	Yes
005510	Quaker Draw 5510 (Made in Reactor)	OS-0047				NO	No	No	50	3	Yes
100071	Diethanolamine	OS-0048	yes			NO, we only made 3 batches 5510 per month in reactor. It takes 8 bins per batch. Either use bins, or continue to produce in Detroit. Add pump later if justified.	No	No	75	3	Yes
014113	Quintolubric 888-46 (Made in finishing tank)	OS-0049			yes, with meter	YES, TO GET IT TO THE LOADOUT	No	No	100	3	Yes

BULK TANKS	Page 4

REV 2
TANK DATA
Component Code	Raw Material Name	Tank ID	Trace and Insulate Inside	V-01 water- based	V-05 Kosher	V-02-V-04 oil based	V-06 - V-7 manual	Caustic Blender	Rector V-08 & V-09	to ILB or Dye Injector	Direct to TT

102495	Fatty Acid Mathyl Ester	OS-0001	Yes			X

100752	Grease - Yellow	OS-0002	Yes			X

100485	Nap Oil 20 cSt @ 40C	OS-0003	No		X	X				X 003385, sometimes use 1733 based on cost

100132	Oleic Acid	OS-0004	No	YES		X			X

101733	Nap Oil 22 cSt @ 40C	OS-0005	No		X	X				X 007734

100364	Sodium Hydroxide 50%	OS-0006	Yes	YES		X		X

102958	White Grease - Middletown	OS-0007	Yes			X

100512	White Grease - Detroit	OS-0008	Yes			X

100133	Technical Acid 47	OS-0009	Yes						X

101733	Nap Oil 22 cSt @ 40C	OS-0010	No		X	X				X 007734

100315	Nap Oil 240 cSt @ 40C	OS-0011	Yes		X	X

102673	Coconut Oil Crude	OS-0012	Yes			X

101757	P&G methyl palmatate	OS-0013	Yes			X

spare	Spare	OS-0014

101726	Para Oil 3.5 cSt @ 40C	OS-0015	No			X				X 014019 we do not make this often enough to warrant cost, so we will make in a blender

101409	Severely Hydrotreated Light Naphthenic Distillates	OS-0016	No			X

100326	Coconut Oil Refined	OS-0017	Yes			X

100932	Calcium Sulfonate In Mineral Oil	OS-0018	Yes		X	X				X 014019 we do not make this often enough to warrant cost, so we will make in a blender

000001	Slop Oil	OS-0019	No								yes, but just flow back wards through loading line and use portable pump to load to truck. No meter needed

101734	Para Oil 20 cSt @ 40C	OS-0020	No	YES		X

102651	Paraflex Ht-10/ Conosol	OS-0021	No			X

102316	Grease - Yellow Sulfurized	OS-0022	Yes			X

014199	U14199BS (Made in Reactor)	OS-0023	Yes			X

000000	Waste water	OS-0024	No								yes, but just flow back wards through loading line and use portable pump to load to truck. No meter needed

101539	Sodium Alkylaryl Sulfonate MW 430	OS-0025	Yes	YES		X

101448	Calcium Sulfonate In Mineral Oil 1448	OS-0026	Yes		X	X

100469	Low Odor Base Solvent (LOBS)	OS-0027	No		X	X

0	spare	OS-0028

014198	U14198BS (Made in Reactor)	OS-0029	No			X

013590	Intermediate 013590 (Made in Blender)	OS-0030	Yes		X					X 003385

100116	Monoethanolamine	OS-0031	Yes			X

100413	LARD OIL SULFURIZED 10%	OS-0032	Yes			X

101847	Coconut Fatty Acid,	OS-0033	Yes			X			X

102164	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0034	No		X	X

100741	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0035	Yes		X	X

102416	Sulfurized Fattyacid Ester 10%	OS-0036	No			X

100854	Reclaimed Oil 40 cSt @ 40C	OS-0037	No			X

spare	spare	OS-0038

102639	Para/Nap Solvent 113C	OS-0039	No			X

102667	Poly ester blend	OS-0040	No			X

013473	Ferrocote x 61A-Us Conc. (Made in Blender)	OS-0041	No		X					X 007734

100187	Trimethylopropane (locate tank in reactor bldg)	OS-0042	Yes						X

013725	Quintolubric 888 68 (Made in finishing tank)	OS-0043	No							dye mixer 013129	yes

100793	Neopentyl Glycol (locate tank in reactor bldg)	OS-0044	Yes						X

008055	TMP Monomerate (Made in Reactor)	OS-0045	No			X

004918	Intermediate 4918 (Made in Reactor)	OS-0046	No			X

005510	Quaker Draw 5510 (Made in Reactor)	OS-0047	Yes	YES		X

100071	Diethanolamine	OS-0048	Yes	YES		X			X

014113	Quintolubric 888-46 (Made in finishing tank)	OS-0049	No								yes

BULK TANKS	Page 5

		REV 2
		TANK DATA
Component Code	Raw Material Name	Tank ID	Comments	Quaker tech resource	Specific Gravity	Freeze Point	Flash Point
102495	Fatty Acid Methyl Ester	OS-0001		purchasing	0.88	N/A	>300 F
100752	Grease - Yellow	OS-0002		purchasing	0.89	100 F	550 F
100485	Nap Oil 20 cSt @ 40C	OS-0003		purchasing	0.911	-60 F	260 to 496 F CCC
100132	Oleic Acid	OS-0004		purchasing	0.891	39 F	364 F
101733	Nap Oil 22 cSt @ 40C	OS-0005		purchasing	0.91	-51 F	>320 F
100364	Sodium Hydroxide 50%	OS-0006		purchasing	0.99	65 F Pour PL	350 F
102958	White Grease - Middletown	OS-0007		purchasing	0.89	60 F	600 F
100512	White Grease - Detroit	OS-0008		purchasing	0.89	60 F	600 F
100133	Technical Acid 47	OS-0009		purchasing	0.84	93 F	385 F COC
101733	Nap Oil 22 cSt @ 40C	OS-0010		purchasing	0.91	-51 F	>320 F
100315	Nap Oil 240 cSt @ 40C	OS-0011		purchasing	0.92	30 F	>400 F COC
102673	Coconut Oil Crude	OS-0012		purchasing	0.9	75 to 80 F	<600 F
101757	P&G Methyl palmatate	OS-0013		purchasing	0.872	>41 F	425 F
spare	Spare	OS-0014		purchasing
101726	Para Oil 3.5 cSt @ 40C	OS-0015		purchasing	0.84	-11 F	248 to 275 F CC
101409	Severely Hydrotreated Light Naphthenic Distillates	OS-0016		purchasing	0.911	<0 F	258 F
100326	Coconut Oil Refined	OS-0017		purchasing	0.92	80 F	>900 F
100932	Calcium Sulfonate In Mineral Oil	OS-0018		purchasing	0.96	-30 F	350 F
000001	Slop Oil	OS-0019		Michel	0.90	-51 F	>320 F
101734	Para Oil 20 cSt @ 40C	OS-0020		purchasing	0.86	0 F	381 F
102651	Paraflex Ht-10/Conosol	OS-0021		purchasing	0.851	0 F MAX	340 F
102316	Grease - Yellow Sulfurized	OS-0022		purchasing	0.9729	60 F	442 F PMCC
014199	U14199BS (Made in Reactor)	OS-0023		J Frelin	0.92	40 F	435 F
000000	Waste water	OS-0024		Sansom	1.00	32 F	NONE
101539	Sodium Alkylaryl Sulfonate MW 430	OS-0025		purchasing	0.79	-15 F	>200 F
101448	Calcium Sulfonate In Mineral Oil 1448	OS-0026		purchasing	1.21	16 F pour pt	320 F
100469	Low Odor Base Solvent (LOBS)	OS-0027		purchasing	0.82	-45 F	150 to 165 F TCC
0	spare	OS-0028
014198	U14198BS (Made in Reactor)	OS-0029		J Frelin	0.91	<23 F	570 F
013590	Intermediate 013590 (Made in Blender)	OS-0030		J Krnetz	0.92	<0 F	340 F
100116	Monoethanolamine	OS-0031	careful how this is heated to avoid hazard	purchasing	1.018	51 F	205 F
100413	LARD OIL SULFURIZED 10%	OS-0032		purchasing	0.99	65 F Pour PL	350 F
101847	Coconut Fatty Acid,	OS-0033		purchasing	0.89	57 F	315 F COC
102164	Sevarely Hydrotreated Heavy Naphthenic Distillates	OS-0034		purchasing	0.9	-20 F	304 F
100741	Sevarely Hydrotreated Heavy Naphthenic Distillates	OS-0035		purchasing	0.93	10 F	468 F COC
102416	Sulfurized Fattyacid Ester 10%	OS-0036		purchasing	0.94	N/A WILL CALL	>350 F COC
100854	Reclaimed Oil 40 cSt @ 40C	OS-0037		purchasing	0.875	10 F	>500 F
spare	spare	OS-0038
102639	Para/Nap Solvent 113C	OS-0039		purchasing	0.79	-15 F	>200 F
102667	Poly ester blend	OS-0040			0.97
013473	Ferrocote x 61A-Us Conc. (Made in Blender)	OS-0041		J Krnetz	0.90	13 F	363 F
100187	Trimethylolpropane (locate tank in reactor bldg)	OS-0042		purchasing	1.09	136 F	302 F COC
013725	Quintolubric 888 68 (Made in finishing tank)	OS-0043		L Palmerio	0.92	-15 F	550 F
100793	Neopentyl Glycol (locate tank in reactor bldg)	OS-0044		purchasing	0.94	<95 F	270 F COC
008055	TMP Monomerate (Made in Reactor)	OS-0045		J Frelin	0.90	34 F	435 F
004918	Intermediate 4918 (Made in Reactor)	OS-0046		J Krnatz	0.87	26 F	200 F
005510	Quaker Draw 5510 (Made in Reactor)	OS-0047		S Thomas	0.99	<50 F pour pt	370 F
100071	Diethanolamine	OS-0048		purchasing	1.092	82 F	345 F COC (375 F PMCC)
014113	Quintolubric 888-46 (Made in finishing tank)	OS-0049		L Palmerio	0.92	-15 F	550 F

BULK TANKS	Page 6

		REV 2
		TANK DATA
Component Code	Raw Material Name	Tank ID	Molecular Weight	VOC Content	HAP Content	Recommended Pumping Temperature	Vapor Pressure Recommended Pumping Temperature
102495	Fatty Acid Methyl Ester	OS-0001	290	59 grams per liter		90 to 120 F
100752	Grease - Yellow	OS-0002				120 to 130 F
100485	Nap Oil 20 cSt @ 40C	OS-0003	540	24C	8	80 to 100 F	Negligible
100132	Oleic Acid	OS-0004	278	N/D	N/D	100 to 110 F	Negligible
101733	Nap Oil 22 cSt @ 40C	OS-0005	305	26.5	NIL	Ambient	Negligible
100364	Sodium Hydroxide 50%	OS-0006				130 to 140 F
102958	White Grease - Middletown	OS-0007	270			120 F
100512	White Grease - Detriot	OS-0008	270			120 F
100133	Technical Acid 47	OS-0009				120 to 130 F	Negligible
101733	Nap Oil 22 cSt @ 40C	OS-0010	305	26.5	NIL	Ambient	Negligible
100315	Nap Oil 240 cSt @ 40C	OS-0011	460	NIL	NIL	100 to 120 F
102673	Coconut Oil Crude	OS-0012	-210	0%	0%	105 to 130 F
101757	P&G methyl palmatate	OS-0013	287			90 to 105 F	Negligible
spare	Spare	OS-0014
101726	Para Oil 3.5 cSt @ 40C	OS-0015	237	93.8% Per EPA Method 24	NIL	Ambient	Negligible
101409	Severely Hydrotreated Light Naphthenic Distillates	OS-0016	226	99.9% Per EPA Method 24	0.348 PPM CHROMIUM (NOT HEXAVALENT)	Ambient	Negligible
100326	Coconut Oil Refined	OS-0017				110 to 120 F
100932	Calcium Sulfonate In Mineral Oil	OS-0018	1080	NIL	NIL	120 to 130 F	Negligible
000001	Slop Oil	OS-0019	305	26.5	NIL	Ambient	Negligible
101734	Para Oil 20 cSt @ 40C	OS-0020	370 to 400 (est)			Ambient	Negligible
102651	Paraflex H1-10/ Conosol	OS-0021	292	N/A	N/A	68 F
102316	Grease - Yellow Sulfurized	OS-0022	270	0%	0%	100 to 140 F	Negligible
014199	U14199BS (Made in Reactor)	OS-0023	-1028			80 to 100 F
000000	Waste water	OS-0024	18	0	0	>32 F
101539	Sodium Alkylaryl Sulfonate MW 430	OS-0025	196	100% Per EPA Method 24	NIL	120 to 130 F
101448	Calcium Sulfonate in Mineral Oil 1448	OS-0026	UNKNOWN	NIL	NIL	120 F
100469	Low Odor Base Solvent (LOSS)	OS-0027				Ambient	Negligible
0	spare	OS-0028
014198	U14198BS (Made in Reactor)	OS-0029	-916			80 to 100 F
013590	Intermediate 013590 (Made in Blender)	OS-0030				100 to 110 F	Negligible
100116	Monoethanolamine	OS-0031	61			95 F	Negligible
100413	LARD OIL SULFURIZED 10%	OS-0032				130 to 140 F
101847	Coconut Fatty Acid,	OS-0033	207	N/D	N/D	115 F	Negligible
102164	Severely Hydrotreated Light Naphthenic Distillates	OS-0034				Ambient
100741	Severely Hydrotreated Light Naphthenic Distillates	OS-0035	500	0.3	N/A	120 to 130 F	Negligible
102416	Sulfurized Fattyacid Ester 10%	OS-0036				90 to 130 F
100854	Reclaimed Oil 40 cSt @ 40C	OS-0037	N/A	N/A		80 F
spare	spare	OS-0038
102639	Para/Nap Solvent 113 C	OS-0039	196	100% EPA24	NIL	Ambient
102667	Poly ester blend	OS-0040
013473	Ferrocole x 61A-Us Conc. (Made in Blender)	OS-0041				100 to 110 F
100187	Trimethylolpropane (locate tank in reactor bldg)	OS-0042	134	0%	0%	195 to 210 F	1 psi @ 210 C
013725	Quintolubric 888 68 (Made in finishing tank)	OS-0043				100 to 110 F
100793	Neopentyl Glycol (locate tank in reactor bldg)	OS-0044	N/A	0%	0%	130 to 140 F	1.7 psi
008055	TMP Monomerate (Made in Reactor)	OS-0045	-1030			100 to 110 F
004918	Intermediate 4918 (Made in Reactor)	OS-0046				120 to 130 F
005510	Quaker Draw 5510 (Made in Reactor)	OS-0047				90 to 100 F
100071	Diethanolamine	OS-0048	105	1087 grams per liter		122 F	Negligible
014113	Quintolubric 888 46 (Made in finishing tank)	OS-0049				100 to 110 F

BULK TANKS	Page 7

		REV 2
		TANK DATA
Component Code	Raw Material Name	Tank ID	Viscosity at Racommended Pumping Temperature (centipolse)	Viscosity at 40 deg C (104 deg F)	Viscosity at 100 deg C (212 deg F)
102495	Fatty Acid Mathyl Ester	OS-0001	6	5 cSt	2 cSt
100752	Grease - Yellow	OS-0002	24	32 cP	8 cP
100485	Nap Oil 20 cSt @ 40C	OS-0003	100	20 cP	1 cP
100132	Oleic Acid	OS-0004	60	17 cP	4 cP
101733	Nap Oil 22 cSt @ 40C	OS-0005	200	22 cSt	4 cSt
100364	Sodium Hydroxide 50%	OS-0006	2820	6100 cp	407 cp
102958	White Grease - Middletown	OS-0007	40	44 cSt	9 cSt
100512	White Grease - Detroit	OS-0008	40	44 cSt	9 cSt
100133	Technical Acid 47	OS-0009	15	19 cP	7 cP
101733	Nap Oil 22 cSt @ 40C	OS-0010	200	22 cSt	4 cSt
100315	Nap Oil 240 cSt @ 40C	OS-0011	210
102673	Coconut Oil Crude	OS-0012	28	28 cp	6 cp
101757	P&G methyl palmatate	OS-0013	7	7 cSt	N/A
spare	Spare	OS-0014
101726	Para Oil 3.5 cSt @ 40C	OS-0015	35	4 cP	not avail & not needed
101409	Severely Hydrotreated Light Naphthenic Distillates	OS-0016	9	5 cSt	2 cSt
100326	Coconut Oil Refined	OS-0017	30	30 cP	6 cP
100932	Calcium Sulfonate In Mineral Oil	OS-0018	480 cps @ 73 F	not avail	20 cps
000001	Slop Oil	OS-0019	200	22 cSt	4 cSt
101734	Para Oil 20 cSt @ 40C	OS-0020	103	20 cSt	4 cSt (TYP)
102651	Paraflex Ht-10/Conosol	OS-0021	50	10 cp	2 cp
102316	Grease - Yellow Sulfurized	OS-0022	250	250 cP	44 cSt
014199	U14199BS (Made in Reactor)	OS-0023	170	93 cSt	12.0 cSt
000000	Waste water	OS-0024	1
101539	Sodium Alkylaryl Sulfonate MW 430	OS-0025	2100 cps @ 120 F, 880 cps @ 140 F	not avail, but hard to pump at this temp!	100 cps
101448	Calcium Sulfonate In Mineral Oil 1448	OS-0026	1000	1800 cP	80 cP
100469	Low Odor Base Solvent (LOBS)	OS-0027	2	< 2 cP	< 2 cP
0	spare	OS-0028
014198	U14198BS (Made in Reactor)	OS-0029	145	45 cSt	10.5 cSt
013590	Intermediate 013590 (Made in Blender)	OS-0030	85	85 cSt	10 cSt
100116	Monoethanolamine	OS-0031	13	10 cP	2 cP
100413	LARD OIL SULFURIZED 10%	OS-0032	2820	6100 cp	407 cP
101847	Coconut Fatty Acid,	OS-0033	7	9 cP	3 cP
102164	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0034	200	21 cP	4 cP
100741	Severely Hydrotreated Heavy Naphthenic Distillates	OS-0035	40	369	18 cSt
102416	Sulfurized Fattyacid Ester 10%	OS-0036	18	18 cps	not avail
100854	Reclaimed Oil 40 cSt @ 40C	OS-0037	285	34 cSt	6 cSt
spare	spare	OS-0038
102639	Para/Nap Solvent 113C	OS-0039	10 (assumed)	2.2 cSt	not avail & not needed
102667	Poly ester blend	OS-0040
013473	Ferrocote x 61A-Us Conc. (Made in Blender)	OS-0041	230	40 cSt	6 cSt
100187	Trimethylopropane (locate tank in reactor bldg)	OS-0042	120	SOLID	80 cP
013725	Quintolubric 888 68 (Made in finishing tank)	OS-0043	325	68 cSt	11 cSt
100793	Neopentyl Glycol (locate tank in reactor bldg)	OS-0044	50	80 to 120 cP	<20 Cp
008055	TMP Monomerate (Made in Reactor)	OS-0045	40	80 cSt	12.1 cSt
004918	Intermediate 4918 (Made in Reactor)	OS-0046	155	37 cP	7 cSt
005510	Quaker Draw 5510 (Made in Reactor)	OS-0047	1000	544 cSt	25 cSt
100071	Diethanolamine	OS-0048	100	200 cP	NA
014113	Quintolubric 888-46 (Made in finishing tank)	OS-0049	210	40 cSt	8 cSt

BULK TANKS	Page 8

APPENDIX B

COMPENSATION

1. The “Compensation” to be paid by the Owner to the Contractor for performance of the Work shall be Eighteen Million Four Hundred Three Thousand Seven Hundred Twenty One and zero/100 Dollars ($18,403,721.00). The Compensation shall be paid in installments, in accordance with the terms of this Appendix B.

2. Contractor shall prepare a schedule of values (the “Schedule of Values”), which allocates the entire Compensation among the various portions of the Work. Compensation for Engineering Services, Procurement Services and the Construction Work shall each be shown separately. In addition, the Compensation allocated to those items of equipment shown on Schedule 1 attached hereto (the “Leased Equipment”) shall also be shown separately on the Schedule of Values. The Schedule of Values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This Schedule of Values, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor’s Requests for Payment (as hereinafter defined).

3. The Contractor shall submit to Owner monthly requests for payment (each a “Request for Payment”), each of which shall cover the immediately-preceding calendar month. Each Request for Payment shall state the percentage of completion of each portion of the Work, as set forth in the Schedule of Values, as of the end of the period covered by the Request for Payment, and the amount of payment to be made by Owner in connection with such Request for Payment. Except with the Owner’s prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site. The amount of payment to be made by Owner in connection with a Request for Payment shall be calculated as follows:

a. Take that portion of the Consideration properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Consideration allocated to that portion of the Work in the Schedule of Values, less retainage ten percent (10%) on the Work;

b. Add that portion of the Consideration properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction, less retainage often percent (10%);

c. Subtract the aggregate of previous payments made by the Owner; and

d. Subtract amounts, if any, for which the Owner has withheld payment as permitted under the terms of the Agreement.

4. With each Request for Payment, and before issuance of and as a condition precedent to any payment to Contractor under this Agreement, Contractor shall submit: (i) a release and waiver of all liens, claims, security interests or encumbrances of any kind arising out of the Work covered by the preceding Requests for Payment (except as to retainage), in a form acceptable to Owner, from Contractor and each subcontractor, sub-subcontractor, each vendor that has supplied equipment or materials for the Work and supplier who has performed Work for which payment is being requested in the preceding Requests for Payment, releasing such parties’ right to file a lien with respect to Work done through the date of the Request of Payment; (ii) such other documents, releases, waivers, assignments, papers, estoppel certificates and statements as may be requested by Owner; and (iii) a certification from Contractor stating: “There are no known mechanics’ or materialmen’s liens, or any other liens or claims, outstanding as of the date of this payment; all due and payable bills with respect to the Work have been paid to date and there is no known basis for the filing of any mechanics’ or materialmen’s lien or any other lien or claim on the Work; and any waivers from all contractors, subcontractors, sub-subcontractors, vendors, suppliers and materialmen for Work done or materials furnished for which payment has been made, or, pursuant to this Request for Payment, is to be made, to Contractor have been obtained and provided to Owner in such form as to constitute an effective waiver of all such liens under applicable law.”

5. Each Request for Payment shall be submitted to Owner no later than the fifth (5th) day of each calendar month, and, if such Request for Payment is approved for payment as provided in Section 6 below, Owner shall remit payment in connection with such Request for Payment no later than the twenty-fifty (25th) day of the month in which such Request for Payment was received; provided, however, that in the event any such Request for Payment includes payment on account of any Leased Equipment, then Owner shall use its commercially reasonable efforts to remit the portion of the payment allocated to such Leased Equipment no later than the tenth (10th) day of the month following the month in which such Request for Payment was received.

6. Upon receipt of a Request for Payment, Owner shall review the submissions made by the Contractor and either approve the same for payment or withhold such approval. Approval may be withheld, or prior approval of a previous Request for Payment may be revoked (upon subsequent discovery of evidence), if (i) the Work is not in accordance with the requirements of the Contract, (ii) the Work has not been completed to the extent indicated in the Request for Payment, (iii) there is reasonable evidence that the remainder of the Work cannot be completed for the balance of unpaid Compensation, (iv) there is reasonable evidence that the remainder of the Work cannot be completed within the Contract Time and the balance of the Consideration is inadequate to cover actual or liquidated damages for the anticipated delay, (v) there is reasonable evidence that subcontractors, sub-subcontractors, vendors or suppliers have not been paid by Contractor for Work that was the subject of prior Requests for Payment, (vi) failure to carry out the Work in accordance with the Contract, (vii) reasonable evidence that a lien or other claim has been or will be filed by a subcontractor, sub-subcontractor, vendor or supplier without acceptable security being posted by Contractor, or (viii) any other default by the Contractor is not cured within the applicable cure period. When the above reasons for withholding approval are removed, approval will be made for amounts previously withheld.

7. Notwithstanding anything to the contrary contained herein, upon execution of the Contract, the Owner shall pay to the Contractor an amount equal to fifteen percent (15%) of the Consideration (the “Initial Payment”), which shall be used by the Contractor to secure Contract pricing and material delivery schedules. Said Initial Payment shall be applied against the first monthly Requests for Payment made by Contractor until fully credited. Contractor shall timely make monthly Requests for Payments, showing the Initial Payment made by Owner and application of said Initial Payment to costs shown on the Schedule of Values.

8. Upon issuance of a Final Completion Notice in accordance with the terms of Article 20 of the Contract, Owner shall pay to Contractor the balance of the Consideration, including all amounts held as retainage, less any amounts payable by the Contractor to the Owner as liquidated damages in accordance with the Contract.

Schedule 1

DESCRIPTION
HARD COST
Blender #1 - 6,000 Gallon, Pallet Scale, Pump, Agitator, Instruments, Screw Conveyor	255,563
Blender #2 - 6,000 Gallon, Pallet Scale, Pump, Agitator, instruments	239,563
Blender #3 – 6,000 Gallon, Pallet Scale, Pump, Agitator, Instruments	239,563
Blender #4 - 6,000 Gallon, Pallet Scale, Pump, Agitator, Instruments	239,563
Blender #5 - 4,500 Gallon, Pallet Scale, Pump, Agitator, Instruments	186,061
Blender #6 -1,100 Gallon, Pallet Scale, Pump, Agitator, Instruments	105,224
Blender #7 - 350 Gallon, Pallet Scale, Pump, Agitator, Instruments	78,046
Reactor #1 - 7,500 Gallon, Pallet Scale, Pump, Agitator, Instruments	403,936
Reactor#2 - 7,600 Gallon, Pallet Scale, Pump, Agitator, Instruments	403,936
Finishing Vessel - 9,000 Gallon, Pallet Scale, Pump, Agitator, Instruments	367,733
Drum Filing Line, 55 Gallon Drum Semi-Automatic	83,285
OS-0041 Storage Tank #1,12,000 Gallon, Carbon Steel, Pump, Instruments	48,257
OS-0042 Storage Tank #2, 12,000 Gallon, Carbon Steel, Pump, Instruments	48,257
0S-0043 Storage Take #3, 20,000 Gallon, Carbon Steel, Pump, Instruments	56,240
OS-0044 Storage Tank #4, 12,000 Gallon, Carbon Steel, Pump, Instruments	48,257
OS-45/46 Storage Tank #5, Dual Compartment, 12,000 Gallon Each, Carbon Steel, instruments	76,095
OS-47/48 Storage Tank #6, Dual Compartment, 12,000 Gallon Each, Stainless Steel, instruments	142,911
OS -0049 Storage Tank #7, 20,000 Gallon, Carbon Steel, Pump, Instruments	56,240
Pumps, Agitators and Instruments for Existing Tank Farm	136,510
Steam Heated Drum Ovens, (16) 55 Gallon Drum Capacity	50,066
Cooling Tower including Pumps and Flow Meter, Evapco Model USS-112-312 with TEAO Fan. Motor	123,976
Vent Scrubber Skid, EST 925 Type 650 acfm Ejector Venturi	90,000
Vacuum Pumps, Nash XL-45 Direct Drive Iron Recirc Oil Package	43,700
Hot Oil Heaters, Thermal Fluid System Model kwkh 1.0 S/25,4.0 MM Btu/hr	348,798
Air Compressor System, 1000 cfm Atlas Copco GA200 Air Cooled Rotary Screw, Dryer, Receiver	112,197
Soft Water System, includes Water Storage Tanks	88,576
Truck Loading Platforms, Carbia Red-Rack II units	37,485
Hose Board Manifold isolation Valves	122,585
Piggable Components, Including Instruments	536,247
In-Line Blenders, (as Components, not as skids)	59,125
Process Control Hardware	281,988
Total	5,109,983

REV: A April 17, 2008 BASED ON REVISED QUAKER WRITE-UP AND PFD / P&IDS.
Comments:

SUMMARY        Page 1 of 1

APPENDIX C

WORK SITE

EXIST'G. RAIL TRACK
EXIST'G. UNLOADING RAIL TRACK
EXIST'G. RETENTION POND
OILY WATER SEPERATOR
TRUCK AND TRUCK LOADING
GATE
EXIST'G. CONC. PARKING AREA
EXIST'G. PIPE RACK
CAUSTIC BLENDER EXIST'G.
FORKLIFT PARKWAY
PLAN BLEND BLDG
GATE
MAIN AREA OF FMC WORK ACTIVITY – NEW PROCESS BUILDING, NEW PROCESS VESSELS, NEW PROCESS EQUIPMENT, NEW PIPING, ETC.
SECONDARY AREA OF FMC WORK ACTIVITY – ADDING NEW EQUIPMENT, INSTRUMENTS, AND PIPING TIE-INS TO EXISTING PROCESS AREAS.
EXISTING PROCESS EQUIPMENT TO BE DEMOLISHED AFTER COMMISSIONING OF NEW PROCESS AREA.
D CONSTRUCTION
C UPDATED PER MEETING
B ISSUED FOR REVIEW
A ISSUED FOR REVIEW
FMC Technologies
Quaker Chemical Corporation
GENERAL ARRANGEMENT
OVERALL PLOT PLAN
GA-01

Appendix D – Warranty Items Procedure

COAA EPC Appendix D – Warranty Items Procedure

Approved by COAA Board April 13, 2005

APPENDIX E

LIQUIDATED DAMAGES

In the event that Contractor fails to achieve Functional Completion of the Work by the date that is one month after the Scheduled Functional Completion Date (the “Grace Period”), the Contractor shall pay to the Owner, as liquidated damages and not as a penalty, the sum of Thirteen Thousand Dollars ($13,000) for each and every week (or that sum pro-rated, on a per diem basis, in the case of a partial week) up to a maximum of $250,000 following the expiration of the Grace Period until Functional Completion of the Work is achieved. Owner and Contractor agree that, in the event of such a delay in Functional Completion, the actual damages that Owner would sustain as a result thereof would be difficult if not impossible to ascertain, and that these liquidated damages are a reasonable estimate of such actual damages. Owner’s right to receive these liquidated damages shall be Owner’s exclusive remedy for any delay in achieving Functional Completion by the Scheduled Functional Completion Date (but not for any default by Contractor under the Contract arising from or related to such delay). The foregoing shall not be deemed to limit Owner’s rights or the damages to which Owner might be entitled under Article 36 of the Contract, including, without limitation, those rights or damages arising from a default by Contractor under the Contract relating to such delay. Said liquidated damages shall be payable by Contractor to Owner within three (3) Business Days after (i) Final Completion is achieved, or (ii) the termination of the Contract in accordance with its terms.

APPENDIX F

INCENTIVE FEE

In the event that Contractor achieves Functional Completion of the Work prior to the Scheduled Functional Completion Date, Contractor shall be entitled to an additional sum of Thirteen Thousand Dollars ($13,000) for each and every week (or that sum pro-rated, on a per diem basis, in the case of a partial week) that date of Functional Completion precedes the Scheduled Functional Completion Date. Said additional sum shall be payable by Owner to Contractor within three (3) Business Days after Final Completion is achieved.

APPENDIX G

FORMS

•	Key Employee Confidentiality, Proprietary Information and Consent Agreement

•	Change Order

•	Functional Completion Notice

•	Final Completion Notice

•	Release and Certificate of Final Payment

•	Statutory Declaration

THESE FORMS WILL BE JOINTLY DEVELOPED AND APPROVED BY OWNER AND CONTRACTOR AFTER EXECUTION OF THE CONTRACT

APPENDIX H

DISPUTE RESOLUTION PROCEDURE

In the event of any dispute, or difference arising out of, or relating to this Contract, or the breach thereof, the parties shall use their best endeavors to settle such dispute, or difference by consulting and negotiating with each other, in good faith, and understanding of their mutual interests, to reach a just and equitable resolution which is satisfactory to the parties. In the event the parties cannot resolve such dispute up to the level of each party’s Division Manager or President within ninety (90) days after a party’s initial notice of the dispute, the parties shall be free to litigate their differences in accordance with the Laws of the state of Ohio without regard to conflicts of laws rules.

Appendix I

1.1	Project Team and Key Personnel

The Project Team for the Expansion Project has extensive experience in similar projects.

1.1.1	Key Personnel for Contractor

1.1.1.1	FMC Technologies:

•	Jeff Syed- Project Manager

•	Jogesh Chandran - Engineering Manager

•	John Lawlor - Lead Process Engineer

•	Tai Tran - Process Engineer

1.1.2	Key Personnel for Subcontractors

1.1.2.1Process	Construction:

•	Doug Doxsey - Engineering Manager

•	Joe Doxsey - Project Manager

1.1.2.2	Wuest Electric Co:

•	Todd Wuest - Owner

•	Brian Kile - Project Manager

1.1.2.3	Thomas R. O’Shea Inc:

•	Jim Matson - President